
                                                                EXHIBIT 10.5(iv)
--------------------------------------------------------------------------------
                          THIRD AMENDED AND RESTATED


                        SENIOR SECURED CREDIT AGREEMENT


                         Dated as of November __, 1996

                                     AMONG



                    CB COMMERCIAL REAL ESTATE GROUP, INC.,


                  THE LENDERS FROM TIME TO TIME PARTY HERETO

                                      and

                          THE SUMITOMO BANK, LIMITED,

                                   as Agent


--------------------------------------------------------------------------------



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ARTICLE I.          DEFINITIONS AND RELATED MATTERS.....................................  1

     Section 1.01.  Definitions.........................................................  1

     Section 1.02.  Construction........................................................ 26

     Section 1.03.  Accounting Terms and Determinations................................. 27

     Section 1.04.  Exhibits............................................................ 27

     Section 1.05.  Other Definitions................................................... 27

ARTICLE II.         AMOUNTS AND TERMS OF THE LOANS...................................... 28

     Section 2.01.  Facilities.......................................................... 28

     Section 2.02.  Interest............................................................ 34

     Section 2.03.  Notes............................................................... 36

     Section 2.04.  Fees................................................................ 37

     Section 2.05.  Payments and Prepayments............................................ 38

     Section 2.06.  Manner of Payment................................................... 42

     Section 2.07.  Mandatory Suspension and Conversion of Euro-Dollar Rate Loans....... 42

     Section 2.08.  Regulatory Changes.................................................. 42

     Section 2.09.  Taxes............................................................... 43

     Section 2.10.  Lending Office...................................................... 43

     Section 2.11.  Compensation for Funding Losses..................................... 44

     Section 2.12.  Determinations...................................................... 44

ARTICLE III.        CONDITIONS TO LOANS................................................. 45

     Section 3.01.  Conditions Precedent to Effective Date.............................. 45

     Section 3.02.  Conditions Precedent to all Revolving Loans and Letters of Credit... 47

ARTICLE IV.         REPRESENTATIONS AND WARRANTIES...................................... 49

     Section 4.01.  Organization, Powers and Good Standing.............................. 49
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                                       TABLE OF CONTENTS
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     Section 4.02.  Authorization, Binding Effect, No Conflict, Etc..................... 49

     Section 4.03.  Collateral Documents................................................ 51

     Section 4.04.  Financial Information............................................... 51

     Section 4.05.  No Material Adverse Changes......................................... 52

     Section 4.06.  Litigation.......................................................... 52

     Section 4.07.  Agreements; Applicable Law.......................................... 52

     Section 4.08.  Taxes............................................................... 52

     Section 4.09.  Governmental Regulation............................................. 52

     Section 4.10.  Margin Regulations.................................................. 52

     Section 4.11.  Employee Benefit Plans.............................................. 53

     Section 4.12.  Title to Property; Liens............................................ 53

     Section 4.13.  No Materially Adverse Agreements; No Defaults....................... 53

     Section 4.14.  Capitalization and Ownership........................................ 54

     Section 4.15.  Licenses, Trademarks, Etc........................................... 54

     Section 4.16.  Environmental Condition............................................. 54

     Section 4.17.  Absence of Certain Restrictions..................................... 55

     Section 4.18.  Location of Assets and Chief Executive Offices...................... 55

     Section 4.19.  No Defaults......................................................... 55

     Section 4.20.  Disclosure.......................................................... 55

ARTICLE V.          AFFIRMATIVE COVENANTS OF THE BORROWER............................... 56

     Section 5.01.  Financial Statements and Other Reports.............................. 56

     Section 5.02.  Records and Inspection.............................................. 58

     Section 5.03.  Corporate Existence, Etc............................................ 58

     Section 5.04.  Payment of Taxes.................................................... 58

     Section 5.05.  Maintenance of Properties........................................... 59
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                                      ii


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     Section 5.06.  Maintenance of Insurance............................................ 59

     Section 5.07.  Conduct of Business................................................. 59

     Section 5.08.  Further Assurances.................................................. 60

     Section 5.09.  Additional Collateral............................................... 60

     Section 5.10.  Future Information.................................................. 61

     Section 5.11.  Proceeds of Asset Dispositions By Subsidiaries...................... 61

     Section 5.12.  Subordination of Intercompany Loans and Advances to the Borrower.... 61

     Section 5.13.  Deposit Accounts.................................................... 61

ARTICLE VI.         NEGATIVE COVENANTS OF THE BORROWER.................................. 62

     Section 6.01.  Liens............................................................... 62

     Section 6.02.  Indebtedness........................................................ 63

     Section 6.03.  Restricted Payments................................................. 64

     Section 6.04.  Investments......................................................... 65

     Section 6.05.  Capital Expenditures................................................ 66

     Section 6.06.  Financial Covenants................................................. 66

     Section 6.07.  Restriction on Fundamental Changes.................................. 66

     Section 6.08.  Asset Dispositions.................................................. 67

     Section 6.09.  Transactions with Affiliates........................................ 67

     Section 6.10.  Payments with Respect to Subordinated Debt.......................... 68

     Section 6.11.  ERISA............................................................... 68

     Section 6.12.  Amendments of or Waivers Under Subordinated Debt Documents.......... 68

     Section 6.13.  Issuance of Capital Stock........................................... 69

     Section 6.14.  Event of Illegality under the Senior Subordinated Credit Agreement.. 69

ARTICLE VII.        EVENTS OF DEFAULT................................................... 70

     Section 7.01.  Events of Default................................................... 70
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                                       TABLE OF CONTENTS
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     Section 7.02.  Remedies............................................................ 73

ARTICLE VIII.       THE AGENT AND THE LENDERS........................................... 74

     Section 8.01.  Authorization and Action............................................ 74

     Section 8.02.  Exculpation; Agent's Reliance, Etc.................................. 74

     Section 8.03.  Agent and Affiliates................................................ 75

     Section 8.04.  Lender Credit Decision.............................................. 75

     Section 8.05.  Indemnification..................................................... 76

     Section 8.06.  Successor Agent..................................................... 76

     Section 8.07.  Excess Payments..................................................... 76

     Section 8.08.  Lenders............................................................. 76

     Section 8.09.  Collateral and Guaranty Matters..................................... 77

     Section 8.10.  Payments; Availability of Funds; Certain Notices.................... 77

     Section 8.11.  Obligations of Lender Parties Several; Enforcement by the Agent..... 78

ARTICLE IX.         MISCELLANEOUS....................................................... 79

     Section 9.01.  Expenses............................................................ 79

     Section 9.02.  Indemnity........................................................... 79

     Section 9.03.  Waivers; Modifications in Writing................................... 80

     Section 9.04.  Failure or Delay.................................................... 81

     Section 9.05.  Notices, Etc........................................................ 81

     Section 9.06.  Successors and Assigns.............................................. 81

     Section 9.07.  Confidentiality..................................................... 82

     Section 9.08.  Governing Law and Venue; Waiver of Trial By Jury.................... 82

     Section 9.09.  Severability of Provisions.......................................... 83

     Section 9.10.  Independence of Covenants........................................... 83

     Section 9.11.  Set Off............................................................. 83
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     Section 9.12.  Changes in Accounting Principles.................................... 83

     Section 9.13.  Publicity........................................................... 83

     Section 9.14.  Survival of Agreements, Representations and Warranties.............. 83

     Section 9.15.  Headings............................................................ 84

     Section 9.16.  Execution in Counterparts........................................... 84

     Section 9.17.  Complete Agreement.................................................. 84

     Section 9.18.  Knowledge of Borrower............................................... 84

     Section 9.19.  Waiver of Anti-Deficiency Protection................................ 84


           THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT
           ----------------------------------------------------------

          THIRD AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT dated as of November __, 1996 (as amended, supplemented or modified from time to time, the "Agreement") among CB COMMERCIAL REAL ESTATE GROUP, INC., a Delaware corporation (the "Borrower"), and THE SUMITOMO BANK, LIMITED, a banking corporation organized under the laws of Japan (the "Lender", and, together with the Revolving Credit Facility B Lender and any additional Lenders party to this Agreement from time to time, the "Lenders", and, in its capacity as such, the "Issuing Bank"), and THE SUMITOMO BANK, LIMITED, as agent for the Lenders (in such capacity, together with any successor in such capacity, the "Agent").

                                R E C I T A L S
                                ---------------

          A. The Borrower and the Lender desire to amend and restate the terms and provisions of the Second Amended and Restated Senior Secured Credit Agreement dated as of June 30, 1994, as amended to the date hereof, between the Borrower and the Lender upon the terms and subject to the conditions set forth in this Agreement.

          B. There are outstanding, as of the date hereof (after giving effect to application of IPO Net Proceeds in the manner contemplated herein), Revolving
Credit Facility A Loans in an aggregate principal amount of $[          ], and
accrued and unpaid interest thereon, a Senior Term Loan in an aggregate
principal amount of $[             ], and accrued and unpaid interest thereon, a
Mortgage Term Loan in an aggregate principal amount of $18,000,000, and accrued and unpaid interest thereon (such outstanding Loans being referred to herein as the "Outstanding Loans"), and Letter of Credit Fees in respect of Revolving
Credit Facility A Letters of Credit in the aggregate amount of $[          ].
There are no Revolving Credit Facility B Loans outstanding, and there is no Letter of Credit Liability in respect of Revolving Credit Facility A Letters of Credit or Revolving Credit Facility B Letters of Credit on the date hereof. In addition, there are outstanding certain deferred fees payable from the Borrower to the Lender, including without limitation the Deferred Amendment Fee and the Deferred Letter of Credit Fee.

                                   AGREEMENT

                                   ARTICLE I

                        DEFINITIONS AND RELATED MATTERS
                        -------------------------------

          SECTION 1.01  DEFINITIONS.  Terms used in this Agreement shall have
                        -----------
the meanings set forth in this Section 1.01, in the sections of this Agreement or the other Loan Documents referred to in this Section 1.01 or as specified in
Section 1.05.

          "Acquisition Advance" means any Revolving Credit Facility B Loan the
           -------------------
proceeds of which are applied, in whole or in part, directly or indirectly, by the Borrower or a Subsidiary to make any cash payment in respect of an Investment that constitutes a Permitted Acquisition.

          "Affiliate" means, with respect to a Person, any other Person that,
           ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person other than, in the case of the Borrower, a Wholly Owned Subsidiary. The term "control" means the possession, directly or indirectly, of the power, whether or not exercised,
(i) to vote five percent (5%) or more of the securities having voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or other equity interests, by contract or otherwise, and the terms "controlled" and "common control" shall have correlative meanings. Notwithstanding the foregoing provisions of this definition, in no event shall any Lender or any Affiliate of any Lender be deemed to be an Affiliate of Holdings, the Borrower or any Subsidiary of the Borrower.

          "Agent" shall have the meaning ascribed to it in the preamble hereto.
           -----

          "Agreement" shall have the meaning ascribed to it in the preamble
           ---------
hereto.

          "Amended and Restated Security Agreement" means the Second Amended and
           ---------------------------------------
Restated Security Agreement dated as of November __, 1996 between the Borrower and the Agent, for the benefit of the Lenders, encumbering the Collateral thereunder, together with the exhibits thereto and financing statements delivered by the Borrower to the Agent in connection therewith, as the same may from time to time be amended, supplemented or otherwise modified.

          "Amended and Restated Senior Subordinated Credit Agreement" means the
           ---------------------------------------------------------
Amended and Restated Senior Subordinated Credit Agreement dated as of November __, 1996 among the Borrower, Holdings and the other guarantors identified therein and Sumitomo Finance (Dublin) Limited, as the same thereafter may be amended, modified or supplemented in accordance with the terms hereof and thereof.

          "Amended and Restated Westmark Subordinated Credit Agreement" means
           -----------------------------------------------------------
the Amended and Restated Senior Subordinated Credit Agreement dated as of October __, 1996 between WREAP and 399 Venture Partners, Inc.

          "Applicable Law" means all applicable provisions of all (i)
           --------------
constitutions, treaties, statutes, laws, rules, regulations, ordinances and orders of any Governmental Authority, (ii) Governmental Approvals, and (iii) orders, decisions, judgments, awards and decrees of any Governmental Authority.

          "Applicable Margin" means (i) in respect of Loans other than Revolving
           -----------------
Credit Facility B Loans, (a) 1.50% per annum in respect of Prime Rate Loans, and
(b) 2.50% per annum in respect of Euro-Dollar Rate Loans, and (ii) in respect of Revolving Credit Facility B Loans, (x) 2.00% per annum in respect of Prime Rate Loans and (y) 3.00% per annum in respect of Euro-Dollar Rate Loans.

          "Assessment Rate" means, for any Interest Period, the annual
           ---------------
assessment rate (rounded upwards, if necessary, to the next higher 1/100 of 1%), for determining the then current net annual assessment payable by the Lender to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar time deposits of the Lender in the United States.

          "Asset Disposition" means any sale, assignment, transfer, lease or
           -----------------
other disposition (including a Sale-Leaseback Transaction and any such sale or other disposition effected by way of merger or consolidation (other than a merger or consolidation permitted pursuant to Section 6.07 hereof), sale of Capital Stock or otherwise) of any asset to any Person, except (i) the sale,
                                                        ------
liquidation or disposition of any Permitted Investment, (ii) sales or other dispositions of inventory held or purchased for sale to others, or other property that has become obsolete or worn out, in each case in the ordinary course of business, (iii) sales or other dispositions of assets by any Subsidiary to the Borrower or a Wholly Owned Subsidiary (sales or other dispositions described in clauses (i), (ii) and (iii) of this definition being referred to herein collectively as "Excluded Dispositions"), (iv) any other
                                    ---------------------
sales or other dispositions of assets if the aggregate amount of Net Cash Proceeds and the fair value of Non-Cash Proceeds of such sale or other disposition, together with the Net Cash Proceeds and the fair value of Non-Cash Proceeds of any other such sale or other disposition of assets of the Borrower or any Subsidiary in a series of related transactions (other than such proceeds derived from Excluded Dispositions), does not exceed $1,000,000 in the aggregate, and if, after giving effect to such transaction, there shall not have been within the immediately preceding twelve (12) month period sales or other dispositions of assets of the Borrower or any Subsidiary (other than Excluded Dispositions) with an aggregate sales consideration of more than $1,000,000 of Net Cash Proceeds and fair value of Non-Cash Proceeds (provided, that, if such consideration in any
                                 --------
such transaction or transactions exceeds such amount, the entire amount of such consideration shall be subject to Section 2.05(b)(i) hereof, and provided
                                                                 --------
further that to the extent that any sale or other disposition of an asset that
-------
would not otherwise be an Asset Disposition for purposes hereof shall be treated as an asset disposition giving rise to a requirement to make a payment pursuant to the Senior Subordinated Credit Agreement or under any other agreement or other document pursuant to which Indebtedness is outstanding (other than Indebtedness described in Section 6.02(f) or (g) or (i) hereof), such asset disposition shall, notwithstanding any other provision of this Agreement, be an Asset Disposition hereunder for which a Mandatory Prepayment shall be required to be made pursuant to Section 2.05(b) hereof) or (v) the sale, assignment, transfer or other disposition of mortgage loans and the related mortgages in connection with Mortgage Banking Activities (provided that this clause (v) shall
                                             --------
not exclude from "Asset Disposition" any sale, assignment or liquidation of (x) the Borrower's or any Subsidiary's interest, if any, in any Person that has purchased or is to purchase mortgage loans from the Borrower or a Mortgage Banking Subsidiary in connection with Mortgage Banking Activities or (y) the Borrower's or any Subsidiary's servicing rights with respect to mortgage loans originated in connection with Mortgage Banking Activities).

          "Bankruptcy Code" shall mean Title 11 of the United States Code (11
           ---------------
U.S.C. 101 et seq.), as amended from time to time, or any successor statute.

          "Book Value" means, with respect to any assets of the Borrower or any
           ----------
Subsidiary, the value at which such assets are carried on its books for financial accounting purposes, in accordance with GAAP.

          "Borrower" shall have the meaning ascribed to it in the preamble
           --------
hereto.

          "Business Day" means any day which is not a Saturday, Sunday or other
           ------------
day on which banks in New York, New York or Los Angeles, California are authorized or obligated to close.

          "California Mortgages" means all of the deeds of trust, assignments of
           --------------------
lease, environmental indemnities and any and all similar agreements entered into between the Borrower or any of its Subsidiaries and the Agent (or for the benefit of Agent) that from time to time encumber the interests of the Borrower or any of its Subsidiaries in Real Property that is situated in the State of California.

          "Capital Expenditures" means, for any period, the aggregate of all
           --------------------
expenditures (whether paid in cash or accrued as liabilities during that period and including Capitalized Lease Obligations of the Borrower and its Subsidiaries during such period) that, in conformity with GAAP, are required to be capitalized and reflected in the property, plant and equipment or similar fixed asset accounts in the consolidated balance sheet of the Borrower and its Subsidiaries (including equipment which is purchased simultaneously with the trade-in of existing equipment owned by the Borrower or its Subsidiaries to the extent of (i) the gross amount of such purchase price less (ii) the Book Value
                                                      ----
of the equipment being traded in at such time) or are otherwise required to be capitalized in conformity with GAAP (other than capitalized interest); provided
                                                                       --------
that, notwithstanding classification thereof in accordance with GAAP, "Capital Expenditures" shall not include any expenditure designated by the Borrower in writing to the Lender as an "Investment" or a "Permitted Acquisition" made in conformity herewith at least ten days prior to consummation thereof.

          "Capital Stock" of any Person means any and all (i) shares, interests,
           -------------
participations, or other equivalents (however designated) of capital stock and all other equity interests of such Person (including without limitation, with respect to any limited liability company, any membership interest therein, and with respect to any partnership, any general or limited partnership interest therein) and (ii) any rights (other than debt securities convertible into capital stock), warrants or options to acquire such capital stock or other equity interests.

          "Capitalized Lease" means any lease (or other agreement conveying the
           -----------------
right to use) of property (real, personal or mixed) by a Person as lessee or guarantor which would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" means all obligations under
           -----------------------------
Capitalized Leases of a Person that would, in conformity with GAAP, appear on a balance sheet of that Person.

          "CBC Partners Program" means a program established and operated by the
           --------------------
Borrower pursuant to which (i) the Borrower or a Subsidiary enters into agreements with commercial real estate brokerage firms granting such firms (x) the right to use the name "CB Commercial" and certain other service marks and slogans in an agreed upon territory, (y) certain rights to access the Borrower's technology, databases and educational programs, and (z) certain rights to referrals from Borrower and other participants in the CBC Partners Program, and
(ii) the Borrower or a  Subsidiary acquires an equity interest in such firms.

          "CBCREG Capital Stock" means all outstanding Capital Stock of the
           --------------------
Borrower and all dividends, securities and any other property distributed in respect of or in exchange for such Capital Stock.

          "CBCREG Pledge Agreement" means the Restated Stock Pledge Agreement
           -----------------------
dated as of November __, 1996 between the Borrower and the Agent, for the benefit of the Lenders, as it may from time to time be amended, supplemented or otherwise modified.

          "Change of Control" shall be deemed to have occurred (a) with respect
           -----------------
to Holdings, (i) at such time as any person (as defined in Section 13(d)(3) of the Exchange Act ) (other than the Holdings Capital Accumulation Plan) at any time shall directly or indirectly acquire more than twenty-five percent (25%) of the total voting power of all classes of Capital Stock of Holdings (provided,
                                                                    --------
however, that the acquisition of voting stock of Holdings by underwriters in the
-------
Initial Public Offering named in the prospectus relating thereto shall not be deemed to be a Change of Control pursuant to this clause (a)(i)), or (ii) at such time as during any one year period, individuals who at the beginning of such period constitute the Borrower's Board of Directors cease to be a majority of the Board of Directors and (b) with respect to the Borrower, at such time as Holdings ceases to own 100% of the issued and outstanding Capital Stock of the Borrower.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, or any successor or superseding tax laws of the United States of America, together with all regulations promulgated thereunder.

          "Collateral" means the collateral under, and as defined in, each of
           ----------
the Collateral Documents.

          "Collateral Documents" means the Security Agreements, the Pledge
           --------------------
Agreements, the Mortgages and any and all other documents, agreements, assignments, financing statements or instruments executed or delivered from time to time in connection therewith or otherwise to secure the Borrower's or any Guarantor's obligations under this Agreement or other Loan Documents as the same may from time to time be amended, supplemented or otherwise modified.

          "Commitments" means the Revolving Credit Facility A Commitment and the
           -----------
Revolving Credit Facility B Commitment.

          "Consolidated EBITDA" means, for any period, an amount equal to (i)
           -------------------
Consolidated Net Income for such period, plus (ii) Consolidated Interest Expense
                                         ----
for such period, plus (iii) the amount of Taxes, based on or measured by income,
                 ----
deducted in the determination of Consolidated Net Income for such period, plus
                                                                          ----
(iv) the amount of depreciation and amortization expense deducted in the determination of Consolidated Net Income for such period, minus (v)
                                                          -----
extraordinary gains and interest income for such period, all on a consolidated basis for Borrower and its Subsidiaries determined in accordance with GAAP.

          "Consolidated Interest Expense" means, for any period, total interest
           -----------------------------
expense of the Borrower and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, including Revolving Credit Facility A Commitment Fees and Revolving Credit Facility B Commitment Fees, and the portion of any Capitalized Lease Obligations allocable to interest expense, but excluding amortization or write-off of debt discount and expense.

          "Consolidated Net Income" means, for any period, the net earnings (or
           -----------------------
loss) after taxes of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, determined in accordance with GAAP, provided that there shall be excluded therefrom (i) the income (or
           --------
loss) of any Person (other than a Subsidiary of the Borrower) in which any other Person (other than the Borrower and its Subsidiaries) has an equity interest, except to the extent of dividends or other distributions actually paid to the Borrower or its Subsidiaries by such Person during such period, (ii) portions of income properly attributable to minority interests, if any, in the stock and surplus of such Subsidiaries held by anyone other than the Borrower or any of its Subsidiaries, (iii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged with or into the Borrower or any of its Subsidiaries or such Person's assets are acquired by the Borrower or any of its Subsidiaries, and (iv) the undistributed earnings of any Subsidiary of the Borrower (other than Westmark and its Subsidiaries) to the extent that, and so long as, the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or Contractual Obligations or Applicable Law binding on such Subsidiary.

          "Consolidated Net Worth" means, at any date, the consolidated
           ----------------------
stockholders' equity of the Borrower and its Subsidiaries, excluding any amounts attributable to mandatorily redeemable preferred stock.

          "Consolidated Rental Payments" means, for any period, payments made
           ----------------------------
with respect to Capitalized Lease Obligations (other than the portion of such payments allocable to interest expense) plus the aggregate of all rents paid
                                        ----
during such period under Operating Leases that are not cancelable upon notice of thirty (30) days or less by the lessee thereunder, determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP.

          "Consolidated Total Debt" means, at any date, without duplication, all
           -----------------------
Indebtedness and all Contingent Obligations of the Borrower and its Subsidiaries then outstanding or existing.

          "Contingent Obligation" means, as to any Person, and without
           ---------------------
duplication, any obligation, direct or indirect, contingent or otherwise, of such Person (i) with respect to any Indebtedness or other obligation or liability of another Person, including without limitation any direct or indirect guarantee of such Indebtedness, obligation or liability, endorsement (other than for collection or deposit in the ordinary course of business) thereof or discount or sale thereof by such Person with recourse to such Person, or any other direct or indirect obligation, by agreement or otherwise, to purchase or repurchase any such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge of any such Indebtedness, obligation or liability (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to provide funds to maintain working capital or equity capital of another Person (other than a Wholly-Owned Subsidiary, to the extent that Investments therein are permitted under Section 6.04(c)) or otherwise to maintain the net worth, solvency or financial condition of the other Person, (iii) to make payment for any products, property, securities or services regardless of non-delivery thereof, if the purpose of any agreement so to do is to provide assurance that any Indebtedness, obligation or liability of another Person (other than a Wholly-Owned Subsidiary, to the extent that Investments therein are permitted under Section 6.04(c)) will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of another Person's Indebtedness, obligation or liability will be protected (in whole or in part) against loss in respect thereof, or (iv) otherwise to assure or hold harmless the holders of Indebtedness or other obligation or liability or another Person against loss in respect thereof; provided that indemnities given by Borrower or its Subsidiaries
                 --------
to employees or independent contractors in the ordinary course of business and consistent with past practices shall not be considered Contingent Obligations; provided, further that the
--------  -------
provisions in the By-laws of the Borrower, its Subsidiaries or Holdings holding harmless and indemnifying their respective officers and directors shall not be considered Contingent Obligations so long as such provisions are not materially different from such provisions in the Borrower's By-laws in effect on the Effective Date; provided, further, that the term "Contingent Obligation" shall
                --------  -------
not include any obligation of a Mortgage Banking Subsidiary relating to unfunded mortgage loans or under any indemnity made by a Mortgage Banking Subsidiary in a purchase and sale agreement with respect to any mortgage loan, which guaranty or indemnity is made, and which obligations are incurred, in connection with Mortgage Banking Activities. The amount of any Contingent Obligation shall be an amount equal to the amount of the indebtedness, obligation or liability guaranteed or otherwise supported thereby.

          "Contractual Obligation" means, as applied to any Person, any
           ----------------------
provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement, or other written instrument to which that Person is a party or by which it or any of its owned properties is bound or to which it or any of its owned properties is subject.

          "Controlled Group" means all domestic and foreign members of a
           ----------------
controlled group of corporations under Section 1563(a) of the Code (determined without regard to Section 1563(b)(2)(C) of the Code) and all trades or businesses (irrespective of whether incorporated) which are under common control of Borrower or its Subsidiaries. With regard to all Plans and Multiemployer Plans, "Controlled Group" shall also include all ERISA Affiliates.

          "Customary Permitted Liens"  shall mean (i) Liens (other than
           -------------------------
Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority or claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) imposed by law and created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP or in respect of which a payment or performance bond has been obtained; (iii) Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under contracts; (iv) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or its Subsidiaries and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Borrower or its Subsidiaries; and (v) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions, and any amendments thereto, now or at any time hereafter adopted by any Governmental Authority having jurisdiction.

          "Default" means any condition or event which, with the giving of
           -------
notice or lapse of time or both, would, unless cured or waived, become an Event of Default.

          "Deferred Amendment Fee" shall have the meaning ascribed to it in the
           ----------------------
Second Amended and Restated Senior Secured Credit Agreement.

          "Deferred Interest" shall have the meaning ascribed to it in the
           -----------------
Second Amended and Restated Senior Secured Credit Agreement.

          "Deferred Letter of Credit Fee" shall have the meaning ascribed to it
           -----------------------------
in the Second Amended and Restated Senior Secured Credit Agreement.

          "Dollars and '$'" means lawful money of the United States of America.
           ---------------

          "Domestic Lending Office" means the office, branch or affiliate of
           -----------------------
each Lender identified on the signature page hereto as its Domestic Lending Office or such other office, branch or affiliate as such Lender may hereafter designate as its Domestic Lending Office by notice to the Borrower.

          "Domestic Loans" means Prime Rate Loans.
           --------------

          "Domestic Mortgage Loan" means any portion of the Mortgage Term Loan
           ----------------------
that bears interest at a rate determined by reference to the Prime Rate.

          "Domestic Mortgage Term Note" means the promissory note or notes of
           ---------------------------
the Borrower, in substantially the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Domestic Mortgage Loan, and shall include any note issued in exchange or substitution therefor. The Domestic Mortgage Term Note amends and restates the Domestic Mortgage Term Note dated April 18, 1989 in the original principal amount of $18,000,000, as amended and restated June 30, 1994, previously executed by the Borrower.

          "Domestic Notes" means, collectively, the Domestic Senior Term Note,
           --------------
the Domestic Mortgage Term Note, the Domestic Revolving Credit Facility A Note and the Domestic Revolving Credit Facility B Note.

          "Domestic Revolving Credit Facility A Loan" means any Revolving Credit
           -----------------------------------------
Facility A Loan, or any portion thereof, that bears interest at a rate determined by reference to the Prime Rate.

          "Domestic Revolving Credit Facility A Note" means the promissory note
           -----------------------------------------
or notes of the Borrower, in substantially the form of Exhibit B hereto, evidencing the obligation of the Borrower to repay the Domestic Revolving Facility A Loans, and shall include any Note issued in exchange or substitution therefor. The Domestic Revolving Credit Facility A Note amends and restates the Domestic Revolving Note dated April 18, 1989 in the original principal amount of $20,000,000, as amended and restated June 30, 1994, previously executed by the Borrower.

          "Domestic Revolving Credit Facility B Loan" means any Revolving
           -----------------------------------------
Facility B Loan, or any portion thereof, that bears interest at a rate determined by reference to the Prime Rate.

          "Domestic Revolving Credit Facility B Note" means the promissory note
           -----------------------------------------
or notes of the Borrower, in substantially the form of Exhibit C hereto, evidencing the obligation of the Borrower to repay the Domestic Revolving Facility B Loans, and shall include any note issued in exchange or substitution therefor. The Domestic Revolving Credit Facility B Note amends and restates the Domestic Revolving Credit Facility B Note dated October 10, 1991 and amended and restated June 30, 1994 in the original principal amount of $20,000,000.

          "Domestic Senior Term Loan" means any portion of the Senior Term Loan
           -------------------------
that bears interest at a rate determined by reference to the Prime Rate.

          "Domestic Senior Term Note" means the promissory note of the Borrower,
           -------------------------
in substantially the form of Exhibit D hereto, evidencing the obligation of the Borrower to repay the Domestic Senior Loans, and shall include any note issued in exchange or substitution therefor. The Domestic Senior Term Note amends and restates the Domestic Senior Term Note dated April 18, 1989 in the original principal amount of $152,000,000, as amended and restated June 30, 1994, previously executed by the Borrower.

          "Earn-out Payment Obligations" means, with respect to any Permitted
           ----------------------------
Acquisition, the Westmark Acquisition and the Melody Acquisition, any and all deferred payment obligations (other than Permitted Seller Indebtedness) of the Borrower or any of its Subsidiaries incurred in connection therewith (including non-competition payments).

          "Effective Date" means the date on which all conditions precedent set
           --------------
out in Section 3.01 are satisfied or waived in writing by the Agent.

          "Environmental Damages" means all claims, judgments, damages, losses,
           ---------------------
penalties, fines, liabilities (including strict liability), costs and expenses of defense of any claim and of any settlement of claims, including without limitation reasonable attorneys' fees and consultants' fees, which are incurred at any time as a result of the existence of Hazardous Material upon, about, or beneath the Real Property or migrating or threatening to migrate to or from the Real Property, or arising in any manner whatsoever out of the violation of Environmental Requirements pertaining to the Real Property and the activities thereon, or the breach of any warranty or covenant or the inaccuracy of any representation of Borrower contained in the Mortgages pertaining to environmental matters, unless and to the extent such Environmental Damages were caused solely by the Lender or its agents or employees, including, without limitation:

          (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Real Property, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, interest and penalties including but not limited to claims brought by or on behalf of employees of the Borrower;

          (ii) diminution in the value of the Real Property and damages for the loss of or restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Real Property; and

          (iii) fees incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs and liabilities (including liabilities to indemnity any Person for costs) incurred in connection with the investigation or remediation of such Hazardous Materials or violation of Environmental Requirements including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remedial, removal, containment, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Real Property or any other property or otherwise expended in connection with such conditions.

          "Environmental Lien" shall mean a Lien in favor of any Governmental
           ------------------
Authority for (i) any liability under federal or state environmental laws or regulations or (ii) damages arising from or costs incurred by such Governmental Authority in response to a release or threatened release of a hazardous or toxic waste, substance or constituent, or other substance into the environment.

          "Environmental Requirements" means all Applicable Laws relating to the
           --------------------------
protection of human health or the environment, including, without limitation:

          (i) all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials; and

          (ii) all requirements pertaining to the protection of the health and safety of employees or the public.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

          "ERISA Affiliate" means any trade or business (irrespective of whether
           ---------------
incorporated) which is a member of a group of which the Borrower is a member (determined immediately following the Initial Funding Date and thereafter) treated as a single employer under subsection (b), (c), (m) or (o) of Section 414 of the Code or the regulations promulgated thereunder.

          "Euro-Dollar Business Day" means any Business Day on which commercial
           ------------------------
banks are open for international business (including dealings in interbank Dollar deposits) in London, England.

          "Euro-Dollar Lending Office" means the office, branch or affiliate of
           --------------------------
each Lender identified on the signature page hereto as its Euro-Dollar Lending Office or such other office, branch or affiliate as such Lender may hereafter designate as its Euro-Dollar Leading Office by notice to the Borrower.

          "Euro-Dollar Mortgage Term Note" means the promissory note or notes of
           ------------------------------
the Borrower, in substantially the form of Exhibit E hereto, evidencing the obligation of the Borrower to repay the Euro-Dollar Rate Mortgage Loans, and shall include any note issued in exchange or substitution therefor. The Euro-Dollar Mortgage Term Note amends and restates the Euro-Dollar Rate Mortgage Term Note dated April 18, 1989 in the original principal amount of $18,000,000, as amended and restated June 30, 1994, previously executed by the Borrower.

          "Euro-Dollar Notes" means, collectively, the Euro-Dollar Senior Term
           -----------------
Note, the Euro-Dollar Mortgage Term Note, the Euro-Dollar Revolving Credit Facility A Note and the Euro-Dollar Revolving Credit Facility B Note.

          "Euro-Dollar Rate" means, with respect to any Interest Period, a rate
           ----------------
per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Reserve Requirement for Euro-Dollar Loans for such period (expressed as a decimal). The Euro-Dollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement for Euro-Dollar Loans.

          "Euro-Dollar Rate Loans" means Euro-Dollar Rate Senior Loans, Euro-
           ----------------------
Dollar Rate Mortgage Loans, Euro-Dollar Rate Revolving Credit Facility A Loans and Euro-Dollar Rate Revolving Credit Facility B Loan or any or all of such Loans.

          "Euro-Dollar Rate Mortgage Loan" means any portion of the Mortgage
           ------------------------------
Term Loan that bears interest at a rate determined by reference to a Euro-Dollar Rate and as to which a single Interest Period is applicable.

          "Euro-Dollar Rate Revolving Credit Facility A Loan" means any
           -------------------------------------------------
Revolving Credit Facility A Loan, or any portion thereof, that bears interest at a rate determined by reference to a Euro-Dollar Rate and as to which a single Interest Period is applicable.

          "Euro-Dollar Rate Revolving Credit Facility B Loan" means any
           -------------------------------------------------
Revolving Credit Facility B Loan, or any portion thereof, that bears interest at a rate determined by reference to a Euro-Dollar Rate and as to which a single Interest Period is applicable.

          "Euro-Dollar Rate Senior Loan" means any portion of the Senior Term
           ----------------------------
Loan that bears interest at a rate determined by reference to a Euro-Dollar Rate and as to which a single Interest Period is applicable.

          "Euro-Dollar Revolving Credit Facility A Note" means the promissory
           --------------------------------------------
note or notes of the Borrower, in substantially the form of Exhibit F hereto, evidencing the obligation of the Borrower to repay the Euro-Dollar Rate Revolving Credit Facility A Loans, and shall include any note issued in exchange or substitution therefor. The Euro-Dollar Revolving Credit Facility A Note amends and restates the Euro-Dollar Revolving Note dated April 18, 1989 in the original principal amount of $20,000,000, as amended and restated June 30, 1994, previously executed by the Borrower.

          "Euro-Dollar Revolving Credit Facility B Note" means the promissory
           --------------------------------------------
note of the Borrower, in substantially the form of Exhibit G hereto, evidencing the obligation of the Borrower to repay the Euro-Dollar Rate Revolving Credit Facility B Loans, and shall include any Note issued in exchange or substitution therefor. The Euro-Dollar Revolving Credit Facility B Note amends and restates the Euro-Dollar Revolving Credit Facility B Note dated October 10, 1991 in the original principal amount of $20,000,000, as amended and restated June 30, 1994, previously executed by the Borrower.

          "Euro-Dollar Senior Term Note" means the promissory note or notes of
           ----------------------------
the Borrower, in substantially the form of Exhibit H hereto, evidencing the obligation of the Borrower to repay the Euro-Dollar Rate Senior Loans, and shall include any Note issued in exchange or substitution therefor. The Euro-Dollar Senior Term Note amends and restates the Euro-Dollar Senior Term note dated April 18, 1989 in the original principal amount of $152,000,000, as amended and restated June 30, 1994, previously executed by the Borrower.

          "Event of Default" means any of the events specified in Section 7.01
           ----------------
hereof.

          "Event of Loss" means, with respect to any of the Collateral, the
           -------------
actual or constructive loss thereof or of the use thereof due to theft, destruction, damage beyond repair or damage to an extent which makes repair uneconomical, or the condemnation, confiscation or seizure thereof, or requisition of title to or to the use thereof by any Governmental Authority or any other Person, whether or not acting under color of governmental authorization, provided that no such event shall constitute an Event of Loss,
               --------
unless the property which is the subject of such Event of Loss has a replacement value of $250,000 or more.

          "Excess Proceeds of Issuance of Stock" means net cash proceeds
           ------------------------------------
received by Holdings, the Borrower or any Subsidiary of the Borrower on account of the issuance and sale of Capital Stock of such corporation, but excluding (x) proceeds of shares of Capital Stock issued to, and of contributions to the capital of the Borrower or any Subsidiary made by, Holdings or the Borrower or any other Subsidiary (to the extent permitted by Section 6.04 of this Agreement), (y) proceeds received by Holdings on account of the Initial Public Offering, and (z) net cash proceeds received by Holdings from stock option, stock purchase and similar plans that are part of an overall compensation program for employees, officers, individuals employed by the Borrower or any Subsidiary that elect "independent contractor" status under Section 3508(a) of the Code, and directors. As used herein, "net" shall mean net of all transaction costs, commissions and underwriters' discount.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time, and any successor statute, and the rules and regulations thereunder.

          "Existing Indebtedness" means, with respect to the Borrower and its
           ---------------------
Subsidiaries, the Indebtedness set forth and described on Schedule 6.02 hereto.

          "Existing Liens" means, with respect to the Borrower and its
           --------------
Subsidiaries, (i) Liens on computers and related equipment, telecommunications equipment and copy and facsimile equipment leased by the Borrower and its Subsidiaries in the ordinary course of business and (ii) those Liens set forth and described on Schedule 6.01 hereto.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be
                     --------
determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Lender on such day as such transactions as determined by the Lender.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System, or any successor thereto.

          "Fee Letter" shall have the meaning ascribed to it in Section 2.04(c)
           ----------
hereof.

          "Fees" means, collectively, the Senior Term Loan Fees, the Mortgage
           ----
Term Loan Fees, the Revolving Credit Fees, the Revolving Credit Facility A Extension Fee, the Term Loan Extension Fee, the Deferred Amendment Fee, and the Deferred Letter of Credit Fees.

          "Fiscal Quarter" means the three month period ending on March 31, June
           --------------
30, September 30 or December 31 in any year.

          "Fiscal Year" means the fiscal year of the Borrower, which shall be
           -----------
the twelve (12) month period ending on December 31 in each year.

          "Fixed Charges" means, for any period, the sum of the amounts for such
           -------------
period, without duplication, of (i) scheduled payments of principal of the Term Loans and other Indebtedness permitted under Section 6.02 hereof to be incurred,
(ii) interest expense in respect of the Loans and such other Indebtedness during such period, (iii) Consolidated Rental Payments during such period, (iv) income tax payments paid in cash during such period, (v) Capital Expenditures paid in cash during such period, (vi) dividends paid in cash by the Borrower to Holdings to permit Holdings to pay in cash dividends on Holdings Preferred Stock that are payable in such period and (vii) payments made pursuant to Earn-Out Payment Obligations in such period.

          "Fixed Charges Coverage Ratio" means, as of the last day of any Fiscal
           ----------------------------
Quarter of the Borrower, the ratio of (i) the sum of (a) Consolidated EBITDA for the four (4) consecutive Fiscal Quarters ended on such day plus (b) Consolidated
                                                           ----
Rental Payments for such period, to (ii) Fixed Charges for such period.

          "Funding Date" means a date on which a Revolving Loan is made pursuant
           ------------
to Section 2.01 hereof, including the Effective Date.

          "GAAP" means generally accepted accounting principles as in effect in
           ----
the United States of America (as such principles may change from time to time);

provided that for purposes of Section 6.06 of this Agreement, and the terms used
--------
therein which are defined "in accordance with GAAP", "GAAP" means generally accepted accounting principles in the United States of America as in effect on the Effective Date.

          "Governmental Approval" means an authorization, consent, approval,
           ---------------------
permit, license or exemption of, registration or filing with, or report or notice to, any Governmental Authority.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any governmental authority, court, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction.

          "Guaranties" means, collectively, the Holdings Guaranty, the
           ----------
Subsidiary Guaranty, and the Westmark Guaranty.

          "Hazardous Materials" means any chemical substance:
           -------------------

          (i) the presence of which requires investigation or remediation under any Applicable Law; or

          (ii) which is or becomes defined as a "hazardous waste" or "hazardous substance" under any Applicable Law, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.
Section 9601 et seq.) or the Resource Conservation and Recovery Act (42 U.S.C.
             -- ---
Section 6901 et seq.); or
             -- ---

          (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any Governmental Authority; or

          (iv) the presence of which on the Real Property causes or threatens to cause a nuisance upon the Real Property or to adjacent properties or poses or threatens to pose a hazard to Real Property or to the health or safety of Persons on or about the Real Property; or

          (v) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

          (vi) without limitation which contains polychlorinated biphenyls
(PCBs) or asbestos.

          "Holdings" means CB Commercial Holdings, Inc., a Delaware corporation.
           --------

          "Holdings Capital Accumulation Plan" means the CB Commercial Holdings
           ----------------------------------
Inc. Capital Accumulation Plan, a plan intended to be qualified under Section 401(a) of the Code, as in effect on the Effective Date.

          "Holdings Common Stock" means all series or classes of the common
           ---------------------
stock, par value $0.01 per share, of Holdings designated as "Common Stock" in the Certificate of Incorporation of Holdings, and any other class of Capital Stock of Holdings now or hereafter authorized having the right to participate in distributions either of earnings or assets of Holdings upon liquidation, dissolution or winding up of Holdings without limit as to amount or percentage of par value, but has no preferential right to participate in distribution of such earnings or assets.

          "Holdings Guaranty" means the Amended and Restated Guaranty dated as
           -----------------
of November __, 1996, made by Holdings in favor of the Lenders, as it may from time to time be amended, supplemented or otherwise modified.

          "Holdings Pledge Agreement" means the Amended and Restated Stock
           -------------------------
Pledge Agreement dated as of November __, 1996, between Holdings and the Lenders, as it may from time to time be amended, supplemented or otherwise modified.

          "Holdings Preferred Stock" means all series or classes of Preferred
           ------------------------
Stock, par value $0.01 per share, of Holdings designated as "Preferred Stock" in, and having the preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions of such rights set out in, the Certificate of Incorporation of Holdings, as in effect on the Effective Date.

          "Indebtedness" means, with respect to any Person, the aggregate amount
           ------------
of, without duplication: (i) all obligations for borrowed money; (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments;
(iii) all obligations to pay the deferred purchase price of property or services (including without limitation Earn-out Payment Obligations), except trade accounts payable, accrued commissions and other similar accrued current liabilities in respect of such obligations, in any case arising in the ordinary course of business; (iv) all Capitalized Lease Obligations; (v) all obligations or liabilities of others secured by a Lien on any asset owned by such Person or Persons whether or not such obligation or liability is assumed by such Person;
(vi) all obligations of such Person, contingent or otherwise, in respect of any letters of credit or bankers' acceptances, and (vii) all Contingent Obligations.

          "Indemnitees" has the meaning ascribed to it in Section 9.02 hereof.
           -----------

          "Initial Funding Date" means April 19, 1989.
           --------------------

          "Initial Public Offering" shall have the meaning ascribed to it in
           -----------------------
Section 3.01 hereof.

          "Installment Payment Dates" means the last day of March, June,
           -------------------------
September and December in each year, commencing March 31, 1997.

          "Intercompany Indebtedness" means any Indebtedness of the Borrower or
           -------------------------
any Subsidiary of the Borrower which, in the case of the Borrower, is owed to any Wholly-Owned Subsidiary of the Borrower and which, in the case of any Subsidiary, is owed to the Borrower or any other Wholly-Owned Subsidiary of the Borrower.

          "Intercreditor Agreement" means the Intercreditor Agreement dated as
           -----------------------
of July 23, 1990, among Holdings, the Borrower, Sumitomo Finance (Dublin) Limited and the Lenders, as it may from time to time be amended, supplemented or otherwise modified.

          "Interest Coverage Ratio" means, as of the last day of any Fiscal
           -----------------------
Quarter of the Borrower, the ratio of (i) Consolidated EBITDA for the four (4) consecutive Fiscal Quarters ended on such day to (ii) Consolidated Interest Expense for such period.

          "Interest Payment Date" means (i) in the case of Prime Rate Loans, the
           ---------------------
last day of March, June, September and December in each year, and (ii) in the case of Euro-Dollar Rate Loans, the last day of each Interest Period applicable thereto, provided that in the case of an Interest Period applicable to a Euro-
         --------
Dollar Rate Loan that is longer in duration than three (3) months, from the date such Interest Period commenced, then the last day of such third month or, if such date is not a Business Day, the next succeeding Business Day, also shall be an Interest Payment Date.

          "Interest Period" means, with respect to each Euro-Dollar Loan, the
           ---------------
period commencing on the date specified in the Notice of Borrowing delivered by the Borrower pursuant to Section 2.01(e) hereof, or the Notice of Conversion/Continuation with respect thereto delivered by the Borrower pursuant to Section 2.02(g)(iii) hereof, and ending one (1), two (2), three (3) or six
(6) months thereafter, as the Borrower may
elect in such Notice of Conversion/Continuation, provided that (a) any such
                                                 --------
Interest Period that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such succeeding Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day and (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the Calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month.

          "Investment" means, as applied to any Person, (i) any direct or
           ----------
indirect purchase or other acquisition by that Person of (x) any interest in Capital Stock of any other Person, including, without limitation, any record or beneficial interest in stock or securities of, or any partnership interest (whether general or limited) in, any other Person, or (y) all or any substantial portion of the business or assets of any other Person or any business unit of such other Person, (ii) any direct or indirect loan, advance or capital contribution by that Person to any other Person, including all indebtedness and accounts receivable or trade credits from that other Person which are not current assets arising from transactions entered into in a manner that is substantially consistent with past practices or did not arise from sales to that other Person in the ordinary course of business (provided that interim draws paid by the Borrower or its Subsidiaries to its brokers in the ordinary course of business substantially consistent with past practices as an advance against commissions payable or to become payable shall not constitute an Investment), and (iii) any Contingent Obligation undertaken by that Person with respect to Indebtedness of any other Person. "Investment" shall include any expenditure made by the Borrower or any of its Subsidiaries in connection with any Permitted Acquisition, including an expenditure that would be classified as a capital expenditure in accordance with GAAP that is not a "Capital Expenditure" as a result of designation by the Borrower in writing to the Agent at least ten days prior to consummation thereof. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, together with, in the case of a Permitted Acquisition, any related Earn-out Payment Obligations (in an amount equal to the maximum amount thereof, or if there is no prescribed maximum amount, then the greater of (x) the Borrower's reasonable estimate of its future liability with respect thereto (estimated on the basis of reasonable financial projections at the time of consummation of such Permitted Acquisition) and (y) the aggregate amount of payments actually made with respect thereto), but excluding any amounts capitalized in accordance with GAAP to reflect probable severance, office closing and similar payments and expenses.

          "IPO Net Proceeds" shall mean the cash proceeds received by or for the
           ----------------
account of the Holdings or any of its Subsidiaries attributable to the Initial Public Offering, minus amounts expended in connection with the Initial Public
                 -----
Offering for (a) underwriters' discounts and commissions, (b) prospectus and stock certificate printing and distribution fees, (c) fees and reimbursed expenses of the Borrower's counsel and independent public accountants, (d) fees and reimbursed expenses of the underwriters' counsel relating to compliance with the blue sky laws of the various states, (e) fees and reimbursed expenses of counsel to the Agent, (f) fees payable to the SEC, and minus the Revolving
                                                       -----
Credit Facility A Extension Fee and the Term Loan Extension Fee.

          "Issuing Bank" shall mean, with respect to a Revolving Credit Facility
           ------------
A Letter of Credit, The Sumitomo Bank, Limited, and with respect to a Revolving Credit Facility B Letter of Credit, the Revolving Credit Facility B Lender.

          "Lenders" shall have the meaning ascribed to it in the preamble to
           -------
this Agreement.

          "Lending Office" means the Lender's Domestic Lending Office or its
           --------------
Euro-Dollar Lending Office, as the context may require.

          "Letter of Credit Amount" means $10,000,000.
           -----------------------

          "Letter of Credit Application" shall have the meaning set forth in
           ----------------------------
Section 2.01(h)(ii) of this Agreement.

          "Letter of Credit Fee" shall have the meaning set forth in Section
           --------------------
2.01(h)(vii) of this Agreement.

          "Letter of Credit Liability" means Revolving Credit Facility A Letter
           --------------------------
of Credit Liability and Revolving Credit Facility B Letter of Credit Liability.

          "Leverage Ratio" means, at any date of determination thereof, the
           --------------
ratio of (i) Consolidated Total Debt existing as at such date to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ended on the last day of the last quarter ended prior to such date.

          "Lien" means any lien, mortgage, pledge, security interest, charge, or
           ----
encumbrance of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof) and any agreement to give or refrain from giving any lien, mortgage, pledge, security interest, charge, or other encumbrance of any kind.

          "Loan" means any portion of either of the Term Loans or any Revolving
           ----
Loan (i) as to which the rate at which interest accrues is determined by reference to the Prime Rate, or (ii) as to which (a) the rate at which interest accrues is determined by reference to a Euro-Dollar Rate and (b) a single Interest Period is applicable thereto. The continuation of a Loan from Interest Period to Interest Period or the conversion of a Loan in whole or in part from one interest rate option to another shall not be deemed to be the making of a Loan.

          "Loan Documents" means, collectively, this Agreement, the Notes, the
           --------------
Collateral Documents, the Guaranties, the Intercreditor Agreement, and any supplemental agreement, instrument or other writing executed or delivered by Holdings, the Borrower or any of its Subsidiaries in connection herewith, and all amendments, modifications or supplements, and appendices, exhibits and schedules to, any of the foregoing.

          "London Interbank Offered Rate" means, with respect to any Interest
           -----------------------------
Period, the rate per annum (rounded upwards, if any, to the next higher 1/16th of 1%) at which deposits in Dollars are offered to the Agent in the London interbank market in amounts comparable to the Euro-Dollar Loan to which such Interest Period is to apply and for a period equal to such Interest Period, at approximately 11:00 a.m. (London time) two (2) Euro-Dollar Business Days before the first day of such Interest Period.

          "Mandatory Prepayment" means each prepayment required pursuant to
           --------------------
Section 2.05(b)(i).

          "Margin Regulations" means Regulations G, T, U and X of the Board of
           ------------------
Governors of the Federal Reserve System, as in effect from time to time.

          "Margin Stock" means "margin stock" as defined in Regulation U.
           ------------

          "Maturity Date" means December 31, 2001.
           -------------

          "Melody" shall mean L.J. Melody & Company, a Texas corporation and a
           ------
Wholly-Owned Subsidiary of the Borrower.

          "Melody Acquisition" shall mean, collectively, (i) the purchase by CB
           ------------------
Commercial Mortgage Company, Inc., a California corporation that is a wholly-owned Subsidiary of the Borrower ("CB Mortgage"), of (x) all of the issued and outstanding capital stock of Melody pursuant to and in accordance with the terms of the Melody Stock Purchase Agreement and (y) all of the issued and outstanding capital stock of Melody California pursuant to and in accordance with the terms of the Melody California Stock Purchase Agreement, and (ii) consummation of the merger (the "Melody Merger") of CB Mortgage with and into Melody, a wholly-owned Subsidiary of CB Mortgage, pursuant to and in accordance with the terms of the Melody Merger Agreement and the subsequent merger of Melody California with and into Melody.

          "Melody California" shall mean L.J. Melody & Company of California, a
           -----------------
Texas corporation and a Wholly-Owned Subsidiary of Melody.

          "Melody California Stock Purchase Agreement" means the Stock Purchase
           ------------------------------------------
Agreement dated as of June 27, 1996 among the Borrower, CB Mortgage and the Melody Stockholders party thereto, and all schedules and exhibits thereto, as in effect on the Amendment Effective Date (as defined in the Limited Waiver, Consent and Amendment No. 2 dated as of June 30, 1996 (the "Second Amendment") to the Second Amended and Restated Senior Secured Credit Agreement).

          "Melody Loan Arbitrage Facility" means a credit facility provided to
           ------------------------------
Melody by any depository bank in which Melody deposits payments made on mortgage loans for which Melody is servicer prior to distribution of such payments to or for the benefit of the holders of such loans, so long as (i) Melody applies all proceeds of loans made under such credit facility to purchase Permitted Investments, and (ii) all Permitted Investments purchased by Melody with the proceeds of loans thereunder (and proceeds thereof and distributions thereon) are pledged to the depository bank providing such credit facility, and such bank has a first priority perfected security interest therein, to secure loans made under such credit facility.

          "Melody Merger Agreement" means the Agreement and Plan of Merger
           -----------------------
between CB Mortgage and Melody providing for the merger of CB Mortgage with and into Melody, and the articles or certificate of merger, if any, required to be in the office of the secretary of state, or other public official, in any jurisdiction in order to effect the Melody Merger.

          "Melody Mortgage Warehousing Facility" means the credit facility
           ------------------------------------
provided by Residential Funding Corporation ("RFC") or any substantially similar facility, pursuant to which RFC or another lender makes loans to Melody, the proceeds of which loans are applied by Melody to fund commercial mortgage loans originated and owned by Melody subject to an unconditional, irrevocable commitment to purchase such mortgage loans by the Federal Home Loan Mortgage Corporation, so long as loans made by RFC or such other lender to Melody thereunder are secured by a pledge of commercial mortgage loans made by Melody with the proceeds of such loans, and RFC or such other lender has a perfected first priority security interest therein, to secure loans made under such credit facility.

          "Melody Permitted Indebtedness" shall mean Indebtedness of Melody
           -----------------------------
under the Melody Loan Arbitrage Facility, the Melody Mortgage Warehousing Facility and the Melody Working Capital Facility, and in respect of the Melody Seller Senior Notes and the Melody Seller Contingent Notes.

          "Melody Seller Contingent Notes" means the Contingent Promissory Notes
           ------------------------------
due July 1, 2001 issued by CB Mortgage to the Melody Stockholders, in substantially the form attached as Exhibit B to the Melody Stock Purchase Agreement, in an aggregate principal amount not in excess, at any time, of $3,000,000 less the aggregate amount of payments of principal thereof required
           ----
to be made in respect thereof at or prior to such time in accordance with the terms thereof.

          "Melody Seller Senior Notes" means the Senior Promissory Notes due
           --------------------------
July 1, 1998 issued by CB Mortgage, to the Melody Stockholders, in substantially the form attached as Exhibit A to the Melody Stock Purchase Agreement, in an aggregate principal amount not in excess, at any time, of $3,000,000 less the
                                                                     ----
aggregate amount of payments of principal required to be made in respect thereof at or prior to such time in accordance with the terms thereof.

          "Melody Stock Purchase Agreement" means the Stock Purchase Agreement
           -------------------------------
dated as of June 27, 1996 among the Borrower, CB Mortgage and the Melody Stockholders party thereto, and all schedules and exhibits thereto, as in effect on the Amendment Effective Date (as defined in the Second Amendment).

          "Melody Stockholders" means, together, Lawrence J. Melody and John M.
           -------------------
Bradley.

          "Melody Working Capital Facility" means a credit facility provided by
           -------------------------------
a financial institution to Melody, so long as (i) the proceeds of loans thereunder are applied only to provide working capital to Melody, (ii) loans under such credit facility are unsecured, and (iii) the aggregate principal amount of loans outstanding under such credit facility at no time exceeds $1,000,000.

          "Mortgage Banking Activities" means the origination by a Mortgage
           ---------------------------
Banking Subsidiary of mortgage loans in respect of commercial and multi-family residential real property, and the sale or assignment of such mortgage loans and the related mortgages to another Person (other than the Borrower or another of its Subsidiaries) within 60 days after the origination thereof; provided,
                                                                --------
however, that in each case prior to origination of any mortgage loan, the
-------
Borrower or a Mortgage Banking Subsidiary, as the case may be, shall have entered into a legally binding and enforceable purchase and sale agreement with respect to such mortgage loan with a Person that purchases such loans in the ordinary course of its business.

          "Mortgage Banking Subsidiary" means Melody and its Subsidiaries that
           ---------------------------
are engaged in Mortgage Banking Activities.

          "Mortgage Term Loan" means the Term Loan outstanding pursuant to
           ------------------
Section 2.01(b) of this Agreement.

          "Mortgages" means the California Mortgages and the Other Mortgages.
           ---------

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 3(37) and Section 4001(a)(3)(A) of ERISA to which the Borrower or any of its ERISA Affiliates is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple Employer Plan" shall mean "a single employer plan," as
           ----------------------
defined in Section 4001(a)(15) of ERISA, which (i) is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Net Cash Proceeds" means, with respect to any sale, assignment,
           -----------------
lease, transfer or other disposition of assets (including, without limitation, an Asset Disposition), the sum of:

          (i) the cash and cash equivalent proceeds received by or for the account of the Borrower or any of its Subsidiaries attributable to such sale or other disposition;

          (ii) the amount of cash and cash equivalents received by or for the account of the Borrower or any of its Subsidiaries upon the sale, conversion, collection or other liquidation of any Non-Cash Proceeds attributable to such sale or other disposition; and

          (iii) the amount of cash and cash equivalents in respect of any run-off of receivables or in respect of dispositions of inventory, in each case retained in connection with a sale or other disposition constituting a sale of all or substantially all of the other assets or a line of business of the Person making the disposition;

in each case net of any amount required to be paid to any Person (other than Holdings, the Borrower or any Subsidiary) owning a beneficial interest in the stock or other assets disposed of, any amount applied to the repayment of Indebtedness (other than the Obligations) secured by a Lien permitted under
Section 6.01 hereof on the asset disposed of, any transfer taxes paid or payable as a result of such sale or other disposition and professional fees and expenses, broker's commissions and other out-of-pocket costs of sale actually paid to any Person (other than Holdings, the Borrower or any Subsidiary) attributable to such sale or other disposition up to the limit, if any, set forth in a relevant Collateral Document.

          "Non-Cash Proceeds" means any notes, debt securities, other rights to
           -----------------
payment, equity securities and any other consideration received from any sale, assignment, lease, transfer or other disposition of assets (including, without limitation, an Asset Disposition), except consideration initially received as Net Cash Proceeds.

          "Notes" means, collectively, the Domestic Notes and the Euro-Dollar
           -----
Notes.

          "Notice of Borrowing" means an irrevocable notice, executed by a
           -------------------
Responsible Officer of the Borrower, in substantially the form of Exhibit I hereto.

          "Notice of Conversion/Continuation" means a notice to convert or
           ---------------------------------
continue a Fixed Rate Loan as the same or to another type of Loan given by the Borrower pursuant to Section 2.02(e)(iii) hereof, in substantially the form of Exhibit J hereto.

          "Obligated Party" shall have the meaning ascribed to it in Section
           ---------------
2.01(f) hereof.

          "Obligations" means, collectively, the Senior Secured Obligations and
           -----------
the Specified Mortgage Loan Obligations.

          "Operating Lease" means, as applied to any Person, any lease of any
           ---------------
property (whether real, personal, or mixed) which is not a Capitalized Lease other than any such lease under which that Person is the lessor.

          "Other Mortgages" means all of the deeds of trust, assignments of
           ---------------
leases, environmental indemnities and any and all similar agreements with respect to Real Property (other than California Mortgages) entered between the Borrower or any of its Subsidiaries and the Agent, in form satisfactory to the Agent, encumbering the interests of the Borrower or such Subsidiary in and to any Real Property, as amended, supplemented or modified from time to time.

          "Outstanding Loans" shall have the meaning set forth in the recitals
           -----------------
hereto.

          "PBGC" means the Pension Benefit Guaranty Corporation as defined in
           ----
Title IV of ERISA, or any successor thereto.

          "Permitted Acquisition" means the acquisition by the Borrower or any
           ---------------------
of its Subsidiaries after the Effective Date of assets constituting an entire business or division of any Person that is not already a Subsidiary of the Borrower or any of its Subsidiaries, or the acquisition by Borrower or any of its Subsidiaries of one hundred percent (100%) of the capital stock (except for directors' qualifying shares) of any such Person, including by any merger or consolidation permitted under Section 6.07 hereof, so long as (i) such acquisition and all transactions related thereto are consummated in accordance with Applicable Law; (ii) such acquisition, in the case of a Permitted Acquisition of capital stock, results in such domestic corporation becoming a Wholly-Owned Subsidiary; (iii) the Borrower shall have delivered to the Agent a certificate demonstrating in reasonable detail compliance with Sections 6.01, 6.02, 6.03, 6.04, 6.05 and 6.06 of this Agreement immediately after giving effect to such acquisition and giving pro forma effect thereto as
                                                   --- -----
if such acquisition had been consummated, and any Indebtedness incurred in connection therewith had been incurred, on the first day of the period of four consecutive fiscal quarters most recently ended prior to the date on which such acquisition is completed (provided, however, that with respect to any such
                          --------  -------
acquisition consummated by Borrower during the 1997 calendar year, such pro
                                                                        ---
forma compliance with Section 6.06(a) shall be determined after giving effect to
-----
the prepayment of the Term Loans from IPO Net Proceeds contemplated by Section 3.01(c)); (iv) no capital stock or other assets acquired in connection with such acquisition shall be subject to any Lien (other than Liens permitted by Section 6.01); and (v) no Default or Event of Default shall have occurred and be continuing on the date such acquisition is completed or shall result therefrom.

          "Permitted Investments" means (i) marketable direct obligations issued
           ---------------------
by the United States Government and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and having, at the time of acquisition, the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) commercial paper having, at the time of acquisition, the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iv) certificates of deposit, other time deposits, and bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank operating under the laws of the United States of America or any state thereof or the District of Columbia which has combined capital and surplus of not less than $500,000,000, (v) institutional money market funds organized under the laws of the United States of America or any state thereof that invest solely in any of the Investments permitted under clauses (i), (ii), (iii) and (iv) hereof, or (vi) repurchase agreements with respect to Investments permitted under clause (i) or (ii) with counterparties acceptable to the Lender.

          "Permitted Seller Indebtedness" means Indebtedness of the Borrower or
           -----------------------------
a Subsidiary of the Borrower acquired in, or formed in connection with, a Permitted Acquisition, owing to the Seller therein and constituting a portion of the aggregate consideration paid with respect to such Permitted Acquisition;

provided, that (x) such Indebtedness shall not be guaranteed by any other
---------
Subsidiary of the Borrower, and (y) unless (i) such Permitted Acquisition consists of an acquisition of a business or assets directly by the Borrower, or
(ii) the acquired Subsidiary (or, in the case of a Permitted Acquisition involving the acquisition of assets, the acquiring Subsidiary) has executed and delivered to the Agent the Subsidiary Guaranty and the Subsidiary Security Agreement, any such Indebtedness shall constitute the obligation only of the Subsidiary of the Borrower acquired or formed in connection with the related Permitted Acquisition, and shall not be guaranteed by the Borrower.

          "Permitted Liens" means, collectively, the Customary Permitted Liens
           ---------------
and the Existing Liens.

          "Permitted Tax Payment" means, for any taxable year of the Borrower in
           ---------------------
which it joins in filing a consolidated federal income tax return with Holdings, a payment by the Borrower to Holdings in an amount not in excess of the lesser of (i) the separate return federal income tax liability (if any) of the affiliated group (within the meaning of Section 1504 of the Code) of which the Borrower would be the parent (the "Borrower Group") if it were not a member of
                                   --------------
another affiliated group for that or any other taxable year, and (ii) the portion of the actual tax liability (if any) of the affiliated group of which the Borrower is actually a member (the "Holdings Group") for such year allocable to the Borrower Group under the rules set forth in Section 1552(a)(1) of the Code and the Department of the Treasury regulations promulgated thereunder;

provided that such payment can be made by the Borrower no earlier than the date
--------
on which the Holdings Group is required to make federal income tax payments for such year to the Internal Revenue Service, and provided, further, that for
                                               --------  -------
purposes of clause (ii) above actual tax liability of the Holdings Group shall be computed without regard to any income, gain, loss, deduction or credit generated by a corporation other than Holdings, the Borrower or a Subsidiary of the Borrower. In the event that Holdings and any member of the Borrower Group join in filing any combined or consolidated (or similar) state or local income or franchise tax returns, then "Permitted Tax Payment" shall include payments with respect to such state or local income or franchise taxes determined in a manner as similar as possible to that provided in the preceding sentence for federal income taxes.

          "Person" means an individual, a corporation, a partnership, a trust,
           ------
an unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof and, for the purpose of the definition of "ERISA Affiliate," a trade or business.

          "Plan" means any pension, retirement, disability, defined benefit,
           ----
defined contribution, profit sharing, deferred compensation, employee stock ownership, employee stock purchase, or other employee benefit plan or arrangement, other than a Multiemployer Plan, irrespective of whether any of the foregoing is funded, including without limitation any employee benefit plan as defined in Section 3(3) of ERISA which was (within six (6) years prior to the date of this Agreement), is or will be sponsored or maintained by Borrower or its ERISA Affiliates, in which any personnel of the Borrower or its ERISA Affiliates participates or from which any such personnel may derive a benefit.

          "Pledge Agreements" means the Holdings Pledge Agreement and the CBCREG
           -----------------
Pledge Agreement.

          "Post-Default Rate" means, at any time, a rate per annum equal to the
           -----------------
rate of interest otherwise in effect at such time pursuant to the terms hereof, plus two percent (2%); provided that as to any amount not paid when due (whether of principal, interest, Fees, expenses or otherwise) the Post-Default Rate shall be the Prime Rate plus two percent (2%) per annum.

          "Prime Rate" means, as of any date, a rate per annum equal to the
           ----------
greater of (i) the Federal Funds Rate as in effect at such time plus 0.5% or
(ii) the per annum rate of interest most recently announced by the Lender publicly as its prime rate for domestic commercial loans. The prime rate is not necessarily the lowest rate of interest charged by the Lender in connection with extensions of credit. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate (or any component thereof) shall take effect at the time of such change in the Prime Rate.

          "Prime Rate Loan" means a Loan that bears interest by reference to the
           ---------------
Prime Rate.

          "Pro Forma Fixed Charges Coverage Ratio" means, with respect to any
           --------------------------------------
Indebtedness proposed to be incurred in connection with a Permitted Acquisition, the ratio of (i) the sum of (a) Consolidated EBITDA for the four (4) consecutive Fiscal Quarters ended on the last day of the last quarter ended prior to the date on which such Indebtedness is proposed to be incurred plus (b) Consolidated Rental Payments for such period, to (ii) Fixed Charges for such period determined giving pro forma effect to the incurrence of such Indebtedness (and the incurrence of all other Indebtedness incurred, and the repayment of all Indebtedness repaid (to the extent that no commitment exists to permit re-incurrence of such Indebtedness) after the first day of such four-quarter period) as though it had been incurred on the first day of such four-quarter period.

          "Prohibited Transaction" means a transaction which is prohibited under
           ----------------------
Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

          "Pro Rata Share" means (i) with respect to the Revolving Credit
           --------------
Facility A Commitment, and with respect to any Lender, a number equal to the percentage of such Lender's portion of the Revolving Credit Facility A Commitment (as set forth on Schedule 1.01A hereto); and (ii) with respect to the

Term Loans, and with respect to any Lender, a number equal to the percentage of such Lender's portion of the Term Loans (as set forth on Schedule 1.01B hereto).

          "Real Property" means each of those parcels (or portions thereof) of
           -------------
real property, improvements and fixtures thereon and appurtenances thereto now or hereafter owned or leased by the Borrower or any of its Subsidiaries.

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
Federal Reserve System and any successor regulation, in each case as in effect from time to time.

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System or any successor regulation, in each case as in effect from time to time.

          "Regulatory Change" means (i) the adoption after the date hereof of
           -----------------
any new, or any change in any existing, treaty or Federal, state, local or foreign law, rule, regulation (including but not limited to Regulation D) or guideline (whether or not having the force of law), (ii) the adoption or making after the date hereof of, or compliance by any Lender with, any interpretation, directive, request, order or decree (whether or not having the force of law) applicable to any Lender by any court or Governmental Authority or central bank or other monetary authority, or compliance after the date hereof by the Leader with any such law, rule, regulation, guideline, interpretation, directive, request, order or decree (whether adopted, made or issued before or after the date hereof), or (iii) any change in the administration or enforcement of or under any such law, rule, regulation or guideline by any court or Governmental Authority or central bank or other monetary authority charged with the interpretation or administration thereof.

          "Reportable Event" means any of the events set forth in Section
           ----------------
4043(b) of ERISA or the regulations thereunder, except any such event as to which the provision for thirty (30) days' notice to the PBGC is waived under applicable regulations.

          "Reporting Subsidiary" means any Subsidiary that has, on any date of
           --------------------
determination, total assets in excess of $25,000 or total liabilities in excess of $50,000, as determined in accordance with GAAP.

          "Required Lenders" means (i) Lenders holding Pro Rata Shares equal to
           ----------------
or greater than 50% of the aggregate unpaid principal amount of the Term Loans,
(ii) Lenders having Pro Rata Shares equal to or greater than 50% of the aggregate amount of the Revolving Credit Facility A Commitment, and (iii) the Revolving Credit Facility B Lender.

          "Reserve Requirement" means, with respect to any Euro-Dollar Loan for
           -------------------
any Interest Period, the maximum rate for which reserves (including any marginal, supplemental, special or emergency reserve) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits comparable in amount to those of the Lender against "Euro-Currency Liabilities," as that term is used in Regulation D (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Lender to United States residents).

          "Responsible Officer" means the Chairman of the Board of Directors,
           -------------------
the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Secretary, the Treasurer or any Vice President in charge of a principal business unit or division.

          "Restricted Payment" means (i) any dividend or other distribution,
           ------------------
direct or indirect, on account of any shares of CBCREG Capital Stock now or hereafter outstanding, except a dividend payable solely in shares of a class of CBCREG Capital Stock to the holders of that class of CBCREG Capital Stock,

(ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of CBCREG Capital Stock now or hereafter outstanding or (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of CBCREG Capital Stock or any class of Capital Stock of its Subsidiaries now or hereafter outstanding (other than the issuance to the extent permitted by this Agreement of shares of the relevant CBCREG Capital Stock or of Capital Stock of any Subsidiary upon the exercise of any warrants, options or rights to acquire such stock).

          "Revolving Credit Commitments" means, collectively, the Revolving
           ----------------------------
Credit Facility A Commitment and the Revolving Credit Facility B Commitment.

          "Revolving Credit Facility A Commitment" means the Lender's
           --------------------------------------
commitment, in accordance with the terms of this Agreement, to make Revolving Credit Facility A Loans in an aggregate principal amount at any time outstanding not to exceed $20,000,000 or such lesser amount to which such commitment may be reduced pursuant to this Agreement.

          "Revolving Credit Facility A Commitment Fee" has the meaning ascribed
           ------------------------------------------
to it in Section 2.04(a) hereof.

          "Revolving Credit Facility A Extension Fee" shall have the meaning
           -----------------------------------------
ascribed to it in Section 2.04(e) hereof.

          "Revolving Credit Facility A Letter of Credit" means a Letter of
           --------------------------------------------
Credit issued upon satisfaction of the conditions set forth in Section 2.01(h)(iii)(B) hereof.

          "Revolving Credit Facility A Letter of Credit Liability" means all
           ------------------------------------------------------
liabilities of the Borrower to the Lenders in respect of Revolving Credit Facility A Letters of Credit, whether or not such liability is contingent, and shall consist of the sum of (i) the amount available to be drawn or which may become available to be drawn under any and all outstanding Revolving Credit Facility A Letters of Credit (regardless whether any conditions precedent to such drawing have been satisfied), and (ii) all amounts which have been paid by the Lenders thereunder, if and to the extent that the Lenders have not received reimbursement therefor.

          "Revolving Credit Facility A Loan" has the meaning ascribed to it in
           --------------------------------
Section 2.01(c) hereof and shall include Outstanding Loans of that type.

          "Revolving Credit Facility A Termination Date" has the meaning
           --------------------------------------------
ascribed to it in Section 2.05(a)(ii) hereof.

          "Revolving Credit Facility B Borrowing Date" means each Business Day
           ------------------------------------------
on and after the Effective Date and prior to the Revolving Credit Facility B Termination Date.

          "Revolving Credit Facility B Commitment" means the Lender's
           --------------------------------------
commitment, in accordance with the terms of this Agreement, to make Revolving Credit Facility B Loans in an aggregate principal amount at any time outstanding not to exceed $10,000,000 or such lesser amount to which such commitment may be reduced pursuant to this Agreement.

          "Revolving Credit Facility B Commitment Fee" has the meaning ascribed
           ------------------------------------------
to in Section 2.04(b) hereof.

          "Revolving Credit Facility B Extension Fee" shall have the meaning
           -----------------------------------------
ascribed to it in Section 2.04(e) hereof.

          "Revolving Credit Facility B Lender" means The Sumitomo Bank, Limited
           ----------------------------------
and its successors and assigns in such capacity.

          "Revolving Credit Facility B Letter of Credit" means a Letter of
           --------------------------------------------
Credit issued upon satisfaction of the conditions set forth in Section 2.01(h)(iii)(C) hereof.

          "Revolving Credit Facility B Letter of Credit Liability" shall mean
           ------------------------------------------------------
all liabilities of the Borrower to the Revolving Credit Facility B Lender in respect of Revolving Credit Facility B Letters of Credit, whether or not such liability is contingent, and shall consist of the sum of (i) the amount available to be drawn or which may become available to be drawn under any and all outstanding Revolving Credit Facility B Letters of Credit (regardless whether any conditions precedent to such drawing have been satisfied), and (ii) all amounts which have been paid by the Revolving Credit Facility B Lender thereunder, if and to the extent that the Revolving Credit Facility B Lender has not received reimbursement therefor.

          "Revolving Credit Facility B Loan" has the meaning ascribed to it in
           --------------------------------
Section 2.01(d) hereof.

          "Revolving Credit Facility B Maturity Date" has the meaning ascribed
           -----------------------------------------
to it in Section 2.05(a)(iii) hereof.

          "Revolving Credit Facility B Termination Date" has the meaning
           --------------------------------------------
ascribed to it in Section 2.05(a)(iii) hereof.

          "Revolving Credit Fees" means, collectively, the Revolving Credit
           ---------------------
Facility A Commitment Fee and the Revolving Credit Facility B Commitment Fee.

          "Revolving Loan" means, individually, each Revolving Credit Facility A
           --------------
Loan and Revolving Credit Facility B Loan.

          "Revolving Loans" means, collectively, all Revolving Credit Facility A
           ---------------
Loans and Revolving Credit Facility B Loans.

          "Sale-Leaseback Transaction" means any arrangement with any Person
           --------------------------
providing for the leasing by the Borrower or any Subsidiary of any real or personal property that, or of any property similar to and used for substantially the same purposes as any other property that, has been or is to be sold or otherwise transferred by the Borrower or any of the Subsidiaries to such Person with the intention of entering into such a lease, other than transactions with respect to computer and related equipment entered into in the ordinary course of business.

          "SEC" means the United States Securities and Exchange Commission, and
           ---
any successor thereto.

          "Second Amended and Restated Senior Secured Credit Agreement" means
           -----------------------------------------------------------
the Second Amended and Restated Senior Secured Credit Agreement dated as of June 30, 1994 between Borrower and Lender, as amended by Amendment No. 1 thereto dated as of June 30, 1995 and Amendment No. 2 thereto dated as of June 30, 1996.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time, and any successor statute.

          "Security Agreements" means the Amended and Restated Security
           -------------------
Agreement and the Subsidiary Security Agreement.

          "Senior Loan Debt Service Coverage Ratio" means, at any date of
           ---------------------------------------
determination thereof, the ratio of (i) Consolidated EBITDA less all
                                                            ----
contributions thereto of Subsidiaries except to the extent actually received as dividends by the Borrower, for the period of four consecutive fiscal quarters ended on the last day of the last quarter ended prior to such date, to
(ii) scheduled principal payments under the Term Loan Installment Payment Schedule and projected interest expense (at the interest rate in effect at the date of determination) on the Loans, for the period of four consecutive fiscal quarters beginning on the last day of the last quarter ended prior to such date.

          "Senior Secured Obligations" means all present and future obligations
           --------------------------
and liabilities of the Borrower of every type and description arising under or in connection with this Agreement (other than liability for payment of principal of or interest on the Mortgage Term Loan and the Mortgage Term Loan Fees) or any other Loan Document (other than the Domestic Mortgage Term Note and the Euro-Dollar Mortgage Term Note and the California Mortgages), due or to become due to the Lenders or any Person entitled to indemnification pursuant to Section 9.02 hereof, or any of their respective successors, transferees or assigns, and shall include, without limitation, (i) all liability of the Borrower for payment of principal of and interest on the Senior Term Loan and the Revolving Loans and under the Domestic Senior Term Note, the Euro-Dollar Senior Term Note, the Domestic Revolving Credit Facility A Note, the Euro-Dollar Revolving Credit Facility A Note, the Domestic Revolving Credit Facility B Note and the Euro-Dollar Revolving Credit Facility B Note, (ii) all liability of the Borrower hereunder or under the Loan Documents (other than the Domestic Mortgage Term Note and the Euro-Dollar Mortgage Term Note and the California Mortgages) for any fees, expense reimbursements and indemnifications, and (iii) any and all other debts, obligations and liabilities of the Borrower to the Lenders heretofore, now or hereafter incurred or created (and all renewals, extensions, modifications and rearrangements thereof), under, in connection with, in respect of, or evidenced or created by this Agreement (other than liability for payment of principal of or interest on the Mortgage Term Loan and the Mortgage Term Loan
Fees) or any or all of the other Loan Documents (other than the Domestic Mortgage Term Note and the Euro-Dollar Mortgage Term Note and the California Mortgages), whether voluntary or involuntary, however arising, and whether due or not due, absolute or contingent, secured or unsecured, liquidated or unliquidated, determined or undetermined, direct or indirect, and whether the Borrower may be liable individually or jointly with others, provided, however,
                                                            --------  -------
that the term "Senior Secured Obligations" shall not in any event include any of the Specified Mortgage Loan Obligations.

          "Senior Term Loan" means the Term Loan made pursuant to Section
           ----------------
2.01(a) hereof.

          "Single Employer Plan" means a Plan which is not a Multiemployer Plan.
           --------------------

          "Solvent" means, with respect to any Person, that:
           -------

          (i) the total present fair salable value of such Person's assets on a going concern basis is in excess of the total amount of such Person's liabilities;

          (ii) such Person is able to pay its debts as they become due; and

         (iii) such Person does not have unreasonably small capital to carry on such Person's business as theretofore operated and all businesses in which such Person is about to engage.

          "Specified Mortgage Loan Obligations" means (i) all liability of the
           -----------------------------------
Borrower for payment of principal of and interest on the Mortgage Term Loan and under the Domestic Mortgage Term Note and the Euro-Dollar Mortgage Term Note,
(ii) all liability of the Borrower for payment of the Mortgage Term Loan Fees payable hereunder, and (iii) all present and future obligations and liabilities of the Borrower of every type and description arising under or in connection with any of the California Mortgages, including without limitation all liability of the Borrower for any fees, expense reimbursements and indemnifications due or to become due under Sections 1.04, 1.05, 1.07(a), 1.08(e), 1.11, 1.12, 1.17,
1.22, 1.25 and 6.07 of the California Mortgages or are otherwise payable thereunder, in each case whether now or hereafter incurred or created (and all renewals, extensions, modifications and rearrangements thereof, whether voluntary or involuntary, however arising, and whether due or not due, absolute or contingent, secured or unsecured, liquidated or unliquidated, determined or undetermined, direct or indirect and whether the Company may be liable individually or jointly with others.

          "Stated Amount" means, with respect to a Letter of Credit, the maximum
           -------------
amount available to be drawn thereunder, without regard to whether any conditions to drawing could be met.

          "Subordinated Debt" means Indebtedness outstanding under the Senior
           -----------------
Subordinated Credit Agreement and any refinancing thereof permitted by Section
6.10 hereof, and any additional Indebtedness hereafter incurred by the Borrower that is subordinated in right of payment to the Obligations on terms that are satisfactory to the Agent.

          "Subsidiary" means any corporation or other entity (i) of which more
           ----------
than fifty percent (50%) of the total voting power of the shares of capital stock or other securities or other ownership interests entitled to vote in the election of the Board of Directors or other persons performing similar functions are at any time directly or indirectly owned by the Borrower or (ii) of which more than fifty percent (50%) of the outstanding shares of stock of any class (or of any other class of ownership interests), is owned, beneficially or of record, directly or indirectly, by the Borrower or any of its Subsidiaries; provided, however, that the term "Subsidiary" shall not include any of the
-----------------
Persons set forth on Schedule 1.01(C).

          "Subsidiary Guaranty" means the Amended and Restated Joint and Several
           -------------------
General Continuing Guaranty dated as of November __, 1996 made by certain Subsidiaries of the Borrower, including the Westmark Guarantors (the "Subsidiary Guarantors") in favor of the Agent, for the benefit of the Lenders, as it may be from time to time amended, supplemented or otherwise modified.

          "Subsidiary Security Agreement" means the Amended and Restated
           -----------------------------
Subsidiary Security Agreement dated as of November __, 1996 made by certain of the Subsidiary Guarantors in favor of the Agent, for the benefit of the Lenders, as it may be from time to time amended, supplemented or otherwise modified.

          "Taxes" means any income, stamp and other taxes, charges, fees,
           -----
levies, duties, imposts, withholdings or other assessments, together with any interest and penalties, additions to tax and additional amounts imposed by any federal, state, local or foreign taxing authority upon any Person, including without limitation those assessed, levied or collected on or in respect of a Loan solely as a result of the interest rate being determined by reference to the Euro-Dollar Rate or the provisions of this Agreement relating to the Euro-Dollar Rate, but excluding income taxes imposed on the Lender or its Euro-Dollar Lending Office by the jurisdiction under the laws of which the Lender is organized or the jurisdiction in which the Lender's Euro-Dollar Lending Office is located.

          "Term Loan Extension Fee" shall have the meaning ascribed to it in
           -----------------------
Section 2.04(e) hereof.

          "Term Loan Installment Payment Schedule" shall have the meaning set
           --------------------------------------
forth in Section 2.05(a).

          "Term Loans" means, collectively, the Senior Term Loan and the
           ----------
Mortgage Term Loan made pursuant to Section 2.01 hereof.

          "Termination Event" means: (a) a Reportable Event or an event
           -----------------
described in Section 4068(f) of ERISA; (b) the withdrawal of Borrower or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or the cessation of operations at a facility in the circumstances described in Section 4068(f) of ERISA; (c) the filing of a notice of intent to terminate a Plan (including any such notice with respect to a Plan amendment referred to in Section 4041(e) of ERISA) or the termination of a Plan excluding, for purposes of this clause (c), any standard termination under Section 4041(b) of ERISA; (d) the institution of proceedings to terminate a Plan by the PBGC; (e) the appointment of a trustee to administer any Plan; or (f) any other event or condition which might reasonably constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          "Trademarks" means trademarks, servicemarks and trade names, all
           ----------
registrations and applications to register such trademarks, servicemarks and trade names and all renewals thereof, and the goodwill of the business associated with or relating to such trademarks, servicemarks and trade names, including without limitation any and all licenses and rights granted to use any trademark, servicemark or trade name owned by any other person.

          "Voting Stock" shall mean Capital Stock, the holders of which are
           ------------
entitled to vote on matters generally submitted for a vote of the stockholders of a corporation.

          "Westmark" shall mean, collectively, WREAP and Westmark Realty
           --------
Advisors L.L.C., a Delaware limited liability company and a Wholly-Owned Subsidiary of WREAP.

          "Westmark Acquisition Agreement" shall mean the Purchase Agreement
           ------------------------------
dated as of May 15, 1995 among Westmark Acquisition Partnership, the Borrower, and Vincent F. Martin, Jr., Stanton H. Zarrow, Bruce L. Ludwig, Sol L. Rabin, Roger C. Schultz and certain other individuals (together, the "Westmark Sellers"), and all schedules and exhibits thereto, as in effect on the Amendment Effective Date (as defined in the Limited Waiver, Consent and Amendment No. 1 hereto dated as of June 30, 1995 (the "First Amendment")).

          "Westmark Acquisition" shall mean the transactions contemplated by the
           --------------------
Westmark Acquisition Documents.

          "Westmark Acquisition Documents" means, collectively, the Agreement of
           ------------------------------
Limited Partnership of WREAP, dated as of May 15, 1995, the Westmark Acquisition Agreement, the Realty Advisors Management Agreement, and each agreement ancillary thereto, in each case together with all schedules and exhibits thereto.

          "Westmark Guaranty" shall mean the Continuing Guaranty dated as of
           -----------------
November __, 1996, made by Westmark Real Estate Acquisition Partnership, L.P., a Delaware partnership, in favor of the Lenders, as it may from time to time be amended, supplemented or otherwise modified.

          "Westmark Guarantors" shall mean the entities set forth on Schedule
           -------------------
1.01D.

          "Westmark Sellers" has the meaning ascribed to it in the definition of
           ----------------
Westmark Acquisition.

          "Wholly Owned Subsidiary" means any Subsidiary all the shares of
           -----------------------
Capital Stock or other ownership interests of which (except for directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

          "WREAP" means Westmark Real Estate Acquisition Partnership, L.P., a
           -----
Delaware partnership, of which the Borrower and one or more Subsidiaries of the Borrower are the only partners.

          SECTION 1.02  CONSTRUCTION.  Unless the context of this Agreement
                        ------------
clearly requires otherwise, references herein to the plural include the singular, the singular includes the plural, the part includes the whole, and the word "including" is not limiting. References in this Agreement to any "determination" by the Lender include good faith estimates by the Lender, as applicable (in the case of quantitative determinations), and good faith beliefs by the Lender, as applicable (in the case of qualitative determinations). The words "hereof," "herein," '"hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, exhibit and schedule references are to this Agreement unless otherwise specified.

          SECTION 1.03  ACCOUNTING TERMS AND DETERMINATIONS.  Unless otherwise
                        -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the audited consolidated financial statements of the Borrower and its consolidated Subsidiaries referred to in Section 4.04.

          SECTION 1.04  EXHIBITS.  All of the exhibits and schedules attached to
                        --------
this Agreement shall be deemed incorporated herein by reference.

          SECTION 1.05  OTHER DEFINITIONS.  Terms otherwise defined in the
                        -----------------
description of the parties, the Recitals, within another definition in Section
1.01 hereof and in any other provisions of this Agreement or any of the other Loan Documents not defined or referenced in Section 1.01 hereof shall have their respective defined meanings when used herein or therein.

                                  ARTICLE II

                        AMOUNTS AND TERMS OF THE LOANS
                        ------------------------------

          SECTION 2.01  FACILITIES
                        ----------

          (a) Senior Term Loan Commitment.  The Lender made a term loan (the
              ---------------------------
"Senior Term Loan") to the Borrower in a single borrowing on the Initial Funding
Date, in the principal amount of $152,000,000, of which $[             ] in
principal is outstanding on the date hereof.

          (b) Mortgage Term Loan Commitment.  The Lender made a term loan (the
              -----------------------------
"Mortgage Term Loan") to the Borrower in a single borrowing on the Initial Funding Date, in the principal amount of $18,000,000, all of which is outstanding on the date hereof.

          (c) Revolving Credit Facility A Commitment.
              --------------------------------------

              (i) Each Lender agrees, upon the terms and subject to the conditions set forth in this Agreement, to make to the Borrower, from time to time until the Business Day next preceding the Revolving Credit Facility A Termination Date, revolving loans (each individually, a "Revolving Credit Facility A Loan" and collectively, the "Revolving Credit Facility A Loans"), in an amount which shall not exceed, in the aggregate at any time outstanding, such Lender's Pro Rata Share of the then Revolving Credit Facility A Commitment less
                                                                           ----
such Lender's Pro Rata Share of the amount of Revolving Credit Facility A Letter of Credit Liability then existing.

             (ii) Revolving Credit Facility A Loans may be voluntarily prepaid pursuant to Section 2.05(c)(ii) and, subject to the provisions of this Agreement, any amounts so prepaid, or prepaid pursuant to Section 2.05(b) if the Revolving Credit Facility A Commitment is not reduced as a result thereof pursuant hereto, may be re-borrowed, up to the amount available under this
Section 2.01(c) at the time of such re-borrowing.

          (d) Revolving Credit Facility B Commitment.
              --------------------------------------

              (i) The Revolving Credit Facility B Lender agrees, upon the terms and subject to the conditions set forth in this Agreement, to make to the Borrower, on each Revolving Credit Facility B Borrowing Date occurring from time to time on and after the date hereof until the Business Day next preceding the Revolving Credit Facility B Termination Date, revolving loans (each individually, a "Revolving Credit Facility B Loan" and collectively, the "Revolving Credit Facility B Loans"), in an amount which shall not exceed, in the aggregate at any time outstanding, the then Revolving Credit Facility B Commitment less the amount of Revolving Credit Facility B Letter of Credit
           ----
Liability then existing.

             (ii) Revolving Credit Facility B Loans may be voluntarily prepaid pursuant to Section 2.05(c) and, subject to the provisions of this Agreement, any amounts so prepaid, or prepaid pursuant to Section 2.05(a) or Section 2.05(b) if the Revolving Credit Facility B Commitment is not reduced as a result thereof pursuant hereto, may be re-borrowed, up to the amount available under this Section 2.01(d) at the time of such re-borrowing.

          (e)  Notice of Borrowing
               -------------------

               (i) When the Borrower desires to borrow Revolving Credit Facility A Loans, it shall deliver to the Agent a Notice of Borrowing no later than 10:00 a.m. (Los Angeles time) (A) at least two (2) Business Days in advance of the proposed Funding Date, in the case of a borrowing of Prime Rate Loans, and (B) at least three (3) Euro-Dollar Business Days in advance of the proposed Funding Date, in the case of a borrowing of Euro-Dollar Rate Loans.

             (ii) When the Borrower desires to borrow Revolving Credit Facility B Loans, it shall deliver to the Agent a Notice of Borrowing no later than 10:00 a.m. (Los Angeles time) (A) on the Revolving Credit Facility B Borrowing Date, in the case of a borrowing of Prime Rate Loans, and (B) at least three (3) Euro-Dollar Business Days in advance of the proposed Revolving Credit Facility Borrowing Date, in the case of a borrowing of Euro-Dollar Rate Loans.

            (iii) A Notice of Borrowing delivered pursuant to Section 2.01(e)(i) or (ii) shall specify (A) whether the proposed Revolving Loan is a Revolving Credit Facility A Loan or a Revolving Credit Facility B Loan, (B) the Funding Date (which shall be a Business Day and, in the case of a borrowing of Euro-Dollar Rate Loans, a Euro-Dollar Business Day) in respect of the Revolving Loan, (C) the amount of the proposed borrowing (which shall not in any event be less than Five Hundred Thousand Dollars ($500,000), (D) whether the proposed borrowing will be of Prime Rate Loans or Euro-Dollar Rate Loans, (E) in the case of Euro-Dollar Rate Loans, the requested Interest Period; and (F) in the case of a proposed borrowing of Revolving Credit Facility B Loans, whether the proposed borrowing shall constitute an Acquisition Advance.

             (iv) The Borrower shall notify the Agent in writing of the names of its officers and employees authorized to request Revolving Loans on behalf of the Borrower and shall provide the Agent with a specimen signature of each such officer or employee. The Agent shall be entitled to rely conclusively on such officer's or employee's authority to request a Revolving Loan on behalf of the Borrower until the Agent receives written notice to the contrary. The Agent shall not have any duty to verify the authenticity of the signature appearing on any Notice of Borrowing.

              (v) Any Notice of Borrowing delivered pursuant to this Section 2.01(e) shall be irrevocable.

          (f)  Funding of Revolving Loans.
               --------------------------

              (i) Upon receipt of a Notice of Borrowing delivered pursuant to
     Section 2.01(e) that proposes a Revolving Loan that is a Revolving Credit Facility A Loan, the Agent shall promptly notify each Lender with a Pro Rata Share of the Revolving Credit Facility A Commitment of the contents thereof and of such Lender's Pro Rata Share of such borrowing. Upon receipt of a Notice of Borrowing delivered pursuant to Section 2.01(e) that proposes a Revolving Loan that is a Revolving Credit Facility B Loan, the Agent shall promptly notify the Revolving Credit Facility B Lender of the contents thereof.

             (ii) If a Notice of Borrowing delivered pursuant to Section 2.01(e) proposes a Revolving Loan that is a Revolving Credit Facility A Loan, then not later than 12:00 noon (Los Angeles time) on the Funding Date specified in such Notice of Borrowing delivered pursuant to Section 2.01(e), each Lender shall make available its Pro Rata Share of such borrowing, in immediately available funds, to the Agent. If a Notice of Borrowing delivered pursuant to Section 2.01(e) proposes a Revolving Loan that is a Revolving Credit Facility B Loan, then not later than 12:00 noon (Los Angeles time) on the Funding Date specified in such Notice of Borrowing delivered pursuant to Section 2.01(e), the Revolving Credit Facility B Lender shall make available the aggregate principal amount of such borrowing, in immediately available funds, to the Agent.

            (iii) If a Notice of Borrowing delivered pursuant to Section 2.01(e) proposes a Revolving Loan that is a Revolving Credit Facility A Loan, then not later than 2:00 p.m. (Los Angeles time) on the Funding Date specified in such Notice of Borrowing delivered pursuant to Section 2.01(e), and subject to and upon fulfillment of the applicable conditions set forth in
     Article III
     hereof, the Agent shall make the aggregate principal amount of such borrowing available to the Borrower in Dollars in immediately available funds. If a Notice of Borrowing delivered pursuant to Section 2.01(e) proposes a Revolving Loan that is a Revolving Credit Facility B Loan, then not later than 2:00 p.m. (Los Angeles time) on the Funding Date specified in such Notice of Borrowing delivered pursuant to Section 2.01(e), and subject to and upon fulfillment of the applicable conditions set forth in
     Article III hereof, the Agent shall make the aggregate principal amount of such borrowing available to the Borrower in Dollars in immediately available funds.

             (iv) Unless (a) the Agent shall have been notified by a Lender prior to the date upon which a Loan is to be made or (b) the Agent shall have been notified by the Borrower prior to the date on which the Borrower is required to make any payment hereunder that such Lender or the Borrower, as the case may be (the "Obligated Party"), does not intend to make available to the Agent the Obligated Party's portion of such Loan or such payment, the Agent may assume that the Obligated Party will make such amount available to the Agent on such date and the Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower (in the case of a Loan) or the Lenders (in the case of a payment by the Borrower) a corresponding amount. If such corresponding amount is not in fact made available to the Agent by the Obligated Party, the Agent shall be entitled to recover such amount on demand from the Obligated Party (or, in the case of a Loan, if the Lender that is the Obligated Party fails to pay such amount forthwith upon such demand, from the Borrower). Such amount shall be payable together with interest thereon from the day on which such corresponding amount was made available by the Agent to the Lender or the Borrower, as applicable, to the date of payment by the Obligated Party (or the Borrower, as applicable), at a rate of interest equal to (i) in the case of any payment by any other Lender, the Federal Funds Rate, and (ii) in the case of any payment by the Borrower, the interest rate applicable to the Loan.

          (g) Use of Proceeds of Revolving Loans.
              ----------------------------------

              (i) The proceeds of Revolving Credit Facility A Loans may be used for general corporate purposes of the Borrower; provided, that the proceeds of
                                                --------
any Revolving Credit Facility A Loan made on the date of a drawing under a Revolving Credit Facility A Letter of Credit and referred to in Section 2.01(h)(v)(B) hereof shall be applied to satisfy the reimbursement obligation of the Borrower to the Issuing Bank in respect of such drawing.

             (ii) The proceeds of Revolving Credit Facility B Loans may be used for general corporate purposes of the Borrower, including without limitation Permitted Acquisitions; provided, that the proceeds of any Revolving Credit
                        --------
Facility B Loans made on the date of a drawing under a Revolving Credit Facility B Letter of Credit and referred to in Section 2.01(h)(v)(B) hereof shall be applied to satisfy the reimbursement obligation of the Borrower to the Revolving Credit Facility B Lender in respect of such drawing.

            (iii) No part of the proceeds of Revolving Loans shall be used directly or indirectly for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock or maintaining or extending credit to others for such purpose or for any other purpose which otherwise violates the Margin Regulations.

          (h)  Letters of Credit.
               -----------------

               (i) Issuance. Subject to the provisions of this Section 2.01(h)
                   --------
and Sections 3.02 and 3.03 hereof, the Borrower may request that the Issuing Bank issue for the account of the Borrower one or more Letters of Credit as provided herein with expiry dates not later than 365 days from the date of issuance and in any event, in the case of a Revolving Credit Facility A Letter of Credit, not later than thirty (30) days prior to the Revolving Credit Facility A Termination Date and in the case of a Revolving Credit

Facility B Letter of Credit, not later than thirty (30) days prior to the Revolving Credit Facility B Maturity Date.

             (ii) Procedure. The Borrower shall have delivered to the Issuing
                  ---------
Bank and the Agent at least five (5) Business Days prior to the date on which the Letter of Credit is requested to be issued a letter of credit application and a letter of credit reimbursement agreement (collectively, a "Letter of Credit Application") and such other documents and materials as may be required pursuant to the terms thereof, and each of such documents shall be in form and substance satisfactory to the Issuing Bank and the Agent. In the event of a conflict between the terms of any Letter of Credit Application and this Agreement, the terms of this Agreement shall govern. Upon receipt by the Agent of a Letter of Credit Application, the Agent shall promptly notify each Lender of the consents thereof and such Lender's Pro Rata Share of such Letter of Credit.

            (iii)  Additional Conditions Precedent to Issuance of Letters of
                   ---------------------------------------------------------
Credit
------

                   (A) In addition to the issuance of any Letter of Credit being subject to the satisfaction of the conditions precedent set forth in Sections 3.02 and 3.03 hereof, the Issuing Bank shall not be obligated to issue any Letter of Credit hereunder if, as of the date of issuance of the proposed Letter of Credit, any order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing the Letter of Credit or any law, rule or regulation applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit or request that the Issuing Bank refrain from the issuance of letters of credit generally or such Letter of Credit or shall impose upon the Issuing Bank with respect to that Letter of Credit any restriction or reserve requirement not in effect on the date of this Agreement or any unreimbursed cost or expense which was not applicable, in effect or known to the Issuing Bank on or as of the date of this Agreement and which the Issuing Bank in good faith deems materially adverse to it in respect of circumstances known to it as of the date of this Agreement;

                   (B) In addition to the conditions precedent set forth in
     Section 2.01(h)(iii)(A) above and the conditions precedent set forth in
     Section 3.02 hereof, the Issuing Bank shall not be obligated to issue any Revolving Credit Facility A Letter of Credit hereunder if the maximum amount available for drawing under the proposed Revolving Credit Facility A Letter of Credit, when added to the aggregate existing Letter of Credit Liability, would exceed the lesser of (i) the Letter of Credit Amount, or
     (ii) the then effective Revolving Credit Facility A Commitment less the
                                                                    ----
     aggregate amount of Revolving Credit Facility A Loans then outstanding and Revolving Credit Facility A Loans, if any, requested to be made simultaneously with the issuance of such proposed Revolving Credit Facility A Letter of Credit;

                   (C) In addition to the conditions precedent set forth in
     Section 2.01(h)(iii)(A) above and the conditions precedent set forth in Sections 3.02 and 3.03 hereof, the Issuing Bank shall not be obligated to issue any Revolving Credit Facility B Letter of Credit if the maximum amount available for drawing under the proposed Revolving Credit Facility B Letter of Credit, when added to the aggregate existing Revolving Credit Facility B Letter of Credit Liability, would exceed the Revolving Credit Facility B Commitment less the aggregate amount of Revolving Credit
                           ----
     Facility B Loans then outstanding and Revolving Credit Facility B Loans, if any, requested to be made simultaneously with the issuance of such proposed Revolving Credit Facility B Letter of Credit.

                   (D) The requirements of this Section 2.01(h) and the provisions of Sections 3.02 and 3.03 shall also apply to any extension, renewal or increase of a Letter of Credit.

             (iv) Participations in Revolving Credit Facility A Letters of
                  --------------------------------------------------------
Credit.
------

                   (A) Immediately upon the issuance of a Revolving Credit Facility A Letter of Credit, each Lender with a Revolving Credit Facility A Commitment shall be deemed to have irrevocably purchased from the relevant Issuing Bank a participation in such Letter of Credit and any drawing thereunder in an amount equal to such Lender's Pro Rata Share of the Stated Amount of such Letter of Credit.

                   (B) If the Issuing Bank shall not be reimbursed for any drawing under any Revolving Credit Facility A Letter of Credit issued by it as provided in Section 2.01(h)(v), the Issuing Bank shall promptly notify the Agent, and the Agent shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the Issuing Bank an amount equal to its respective participation in immediately available funds, at the office of such Issuing Bank specified in such notice, not later than the Business Day after the date on which the Agent gives such notice. Each Lender's obligations under this Section 2.01(h)(iv)(B): (a) shall not be subject to any set-off, counterclaim or defense to payment that the Lender may have against the Borrower or against the Issuing Bank and (b) shall be absolute, unconditional and irrevocable, and as a primary obligor, not as a surety, notwithstanding any circumstance or event whatsoever, including (i) the occurrence of an Event of Default or Default,
     (ii) the failure of any other Lender to fund its participation as required hereby, (iii) the financial condition of the Borrower or any Lender or any set-off, counterclaim or defense to payment that the Borrower may have, or
     (iv) the termination or cancellation of the Revolving Credit Facility A Commitment. If any Lender fails to make available to the Issuing Bank the amount of such Lender's participation in the Letter of Credit as provided in this Section 2.01(h)(iv)(B), such amount shall bear interest at the Federal Funds Rate from the day on which the Agent's notice referred to above is given until paid. The Issuing Bank shall pay to the Agent, and the Agent shall distribute to each Lender that has paid all amounts payable by it under this Section (iv)(B), such Lender's Pro Rata Share of all payments received by the Issuing Bank from the Borrower in reimbursement of drawings honored by the Issuing Bank under a Letter of Credit, as and when such payments are received.

              (v) Reimbursement Obligations.  Notwithstanding any provisions to
                  -------------------------
the contrary in any Letter of Credit Application:

                   (A) Any reimbursement obligation owing with respect to a drawing under any Letter of Credit shall be due and payable on the date of such drawing. In the case of a Revolving Credit Facility A Letter of Credit, such reimbursement obligation shall be first paid with the proceeds of a Revolving Credit Facility A Loan which the Borrower shall be deemed to have requested pursuant to Section 2.01(e) hereof, which Revolving Credit Facility A Loan shall be made on the date of such drawing without regard to satisfaction of conditions precedent to the making of Revolving Loans set out in Section 3.02 hereof. In the case of a Revolving Credit Facility B Letter of Credit, such reimbursement obligation shall be paid with the proceeds of a Revolving Credit Facility B Loan which the Borrower shall be deemed to have requested pursuant to Section 2.01(e) hereof, which Revolving Credit Facility B Loan shall be made on the date of such drawing without regard to the satisfaction of conditions precedent to the making of Revolving Loans set out in Sections 3.02 and 3.03 hereof;

                   (B) All Letter of Credit Liability shall constitute part of the Senior Secured Obligations and shall be secured by the Collateral securing the Senior Secured Obligations. All payments and proceeds of such Collateral at any time available for application to the payment of the Obligations may be applied, at the sole discretion of the Agent, to pay any past due Revolving Credit Facility B Letter of Credit Liability, to fund any deposit to secure any Revolving Credit Facility B Letter of Credit Liability, to pay any Revolving Credit Facility B Loans, to pay any past due Revolving Credit Facility A Letter of Credit Liability or to fund any deposit to secure any Revolving Credit Facility A Letter of Credit Liability.

             (vi) Indemnification; Nature of Issuing Bank's Duties. The Borrower
                  ------------------------------------------------
hereby agrees to protect, indemnify and save any Issuing Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit, other than as a result of the willful misconduct or gross negligence of the Issuing Bank, as determined by a court of competent jurisdiction, or (B) the failure of the Issuing Bank to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority having jurisdiction over the Issuing Bank. As between the Borrower and the Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of such Letters of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of any of the Letter of Credit Applications, the Issuing Bank shall not be responsible:

                   (I) For the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted to the Issuing Bank by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (II) For the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

                 (III) For failure of the beneficiary of a Letter of Credit to comply fully with conditions required by the Letter of Credit in order to draw upon such Letter of Credit;

                  (IV) For errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise;

                   (V) For errors in interpretation of technical terms;

                  (VI) For any loss or delay in the transmission of any document required in order to make a drawing under any Letter of Credit or of the Proceeds thereof;

                 (VII) For the misapplication by the beneficiary of a Letter of Credit of the Proceeds of any drawing under such Letter of Credit; or

                (VIII) For any consequences arising from causes beyond the control of the Issuing Bank.

          None of the above shall affect, impair, or prevent the vesting of any of the Issuing Bank's rights or powers hereunder, or limit the liability of the Issuing Bank in the event of willful misconduct by or gross negligence of the Issuing Bank or its officers, directors, employees or agents. The indemnity described in this Section 2.01(h)(vi) shall be subject to the procedures set out in Section 9.02(b) hereof.

            (vii)  Increased Capital.  If either (A) the introduction of or any
                   -----------------
change in the interpretation of any law or regulation or (B) compliance by the Issuing Bank or any Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by the Issuing Bank or any corporation controlling the Issuing Bank, or any Lender or any corporation controlling any such Lender, and the Issuing Bank or the Lender reasonably determines that the amount of such capital is increased by or based upon the existence of such Letter of Credit (or participation therein) then, upon demand by the Issuing Bank or the Lender, the Borrower shall pay to the Issuing Bank or the Lender, as the case may be, from time to time such additional amounts as may be specified by the Issuing Bank or the Lender as sufficient to compensate it in light of such circumstances, to the extent that the Issuing Bank or the Lender, as the case may be, reasonably determines such increase in capital to be allocable to the issuance or maintenance of any Letter of Credit. A certificate as to such amounts submitted to the Borrower by the Issuing Bank or the Lender shall, in the absence of manifest error, be conclusive and binding for all purposes.

           (viii) Letter of Credit Fees.  The Borrower shall pay in advance on
                  ---------------------
the date of issuance of any Letter of Credit and annually in advance thereafter for so long as such Letter of Credit is outstanding, a fee (a "Letter of Credit Fee") of two and one-half percent (2.50%) per annum, computed by applying the annual rate, on the basis of the actual number of days elapsed in a 360-day year, to the maximum amount available under such Letter of Credit as of the date the fee is payable, for the number of days in the succeeding year or (if fewer days) until the expiry date of the Letter of Credit. Such Letter of Credit Fee shall be paid (A) to the Agent, for the account of the Lenders, in the case of any Revolving Credit Facility A Letter of Credit, in accordance with their respective Pro Rata Shares, and (B) to the Agent, for the account of the Revolving Credit Facility B Lender, in the case of any Revolving Credit Facility B Letter of Credit. A Letter of Credit Fee shall also be payable, on the same basis, for any extension, increase or renewal of a Letter of Credit. A certificate as to such amounts submitted to the Borrower by the Agent shall, in the absence of manifest error, be conclusive and binding for all purposes.

          SECTION 2.02  INTEREST.  Each Term Loan and Revolving Loan shall bear,
                        --------
and the Borrower agrees to pay, interest on the outstanding principal amount thereof at the applicable rates and at the times set forth below:

          (a) Prime Rate Loans.  Each Term Loan and Revolving Loan, or a portion
              ----------------
of any thereof, shall, for so long as it shall be a Prime Rate Loan, bear, and the Borrower agrees to pay, interest on the outstanding principal amount thereof until due (whether at maturity, by reason of prepayment or acceleration or otherwise), or converted into a Loan of another type, at a rate per annum equal to the Prime Rate as in effect from time to time plus the Applicable Margin.
                                                 ----

          (b) Euro-Dollar Rate Loans.  Each Term Loan and Revolving Loan, or a
              ----------------------
portion of any thereof, shall, for so long as it shall be a Euro-Dollar Rate Loan, bear, and the Borrower agrees to pay, interest on the outstanding principal amount thereof until due (whether at maturity, by reason of prepayment or acceleration or otherwise), or converted into a Loan of another type, at a rate per annum equal to the Euro-Dollar Rate for each Interest Period applicable thereto plus the Applicable Margin.
        ----

          (c) Post-Default Rate.  Notwithstanding Section 2.02(a) and (c)
              -----------------
hereof, (i) if at any time an Event of Default shall occur, and for as long thereafter as such Event of Default shall be continuing, without further notice or demand, the outstanding principal amount of the Term Loans and Revolving Loans (and overdue interest thereon, if any, to the extent permitted by Applicable Law) and (ii) any amount due and payable hereunder or under any other Loan Document not paid when due, shall bear interest at a rate per annum equal to the applicable Post-Default Rate.

          (d) Payment.  Interest shall be payable in arrears on each Interest
              -------
Payment Date. Interest also shall be payable, in respect of any Loan, when such Loan becomes due (whether at maturity, by reason of prepayment or acceleration or otherwise) or is converted, but only to the extent then accrued on the amount then so due or converted. Interest accrued at the Post-Default Rate shall be payable on demand.

          (e)  Conversion or Continuation.
               --------------------------

              (i) Subject to the provisions of this Section 2.02(e) and Section
2.07 hereof, the Borrower shall have the option (A) to convert all or any part of its outstanding Prime Rate Loans to Euro-Dollar Rate Loans at any time, (B) to convert all or any part of its outstanding Euro-Dollar Rate Loans to a

Prime Rate Loan upon the expiration of the Interest Period applicable thereto, or (C) to continue all or any part of any Euro-Dollar Rate Loan as a Loan of the same type upon the expiration of the Interest Period applicable thereto, provided that, in the case of clause (A) or (C), there does not exist a Default
--------
or an Event of Default at such time.

             (ii) Each Euro-Dollar Rate Loan constituting all or a portion of either of the Term Loans shall be in an amount equal to at least $1,000,000 and integral multiples of $1,000,000 in excess thereof, and each Euro-Dollar Rate Loan constituting all or a portion of the Revolving Loans shall be in an amount equal to $500,000 or an integral multiple thereof. The Senior Term Loan shall not at any time be divided into more than one (1) Prime Rate Loan and three (3) Euro-Dollar Rate Loans; the Mortgage Term Loan shall not at any time be divided into more than one (1) Prime Rate Loan and one (1) Euro-Dollar Rate Loan; the Revolving Credit Facility A Loans shall not at any time be divided into more than one (1) Prime Rate Loan and four (4) Euro-Dollar Rate Loans; and the Revolving Credit Facility B Loans shall not at any time be divided into more than one (1) Prime Rate Loan and one (1) Euro-Dollar Rate Loan.

            (iii) If the Borrower elects or is required to convert or continue a Loan under this Section 2.02(e), it shall deliver a Notice of Conversion/Continuation to the Agent not later than 10:00 a.m. (Los Angeles time) (A) at least three (3) Euro-Dollar Business Days in advance of the proposed conversion or continuation date, if the Borrower proposes or is required to convert into, or to continue, a Euro-Dollar Rate Loan, and (B) otherwise not later than 10:00 a.m. (Los Angeles time) on the Business Day next preceding the proposed conversion or continuation. A Notice of Conversion/Continuation shall specify, if applicable, (I) the proposed conversion or continuation date (which shall be a Business Day and, if the Borrower proposes to convert into, or continue, a Euro-Dollar Rate Loan, a Euro-Dollar Business Day), (II) the amount and type of the Loan to be converted or continued, (III) the nature of the proposed conversion or continuation, and (IV) in the case of a conversion to, or continuation of, a Euro-Dollar Rate Loan, the Interest Period to be applicable to such Euro-Dollar Rate Loan. If a Notice of Continuation of any Euro-Dollar Rate Loan is not made in accordance with this
Section 2.02(e) with respect to any Euro-Dollar Rate Loan, then, subject to
Section 2.02(e)(iv), such Euro-Dollar Rate Loan shall, without any action on the part of the Borrower, be converted into a Prime Rate Loan with a one (1) month Interest Period.

             (iv) Notwithstanding anything in this Agreement to the contrary, if a Default or an Event of Default shall have occurred and is then continuing, upon the expiration of the Interest Period applicable to Euro-Dollar Rate Loan, such Euro-Dollar Rate Loan shall then be converted into a Prime Rate Loan, provided that each Euro-Dollar Rate Loan shall be converted into a Prime Rate
--------
Loan immediately upon the Term Loan (or either of them) and/or the Revolving Loans becoming due and payable pursuant to Section 7.02(a) hereof or being declared to be due and payable pursuant to Section 7.02(b) hereof.

              (v) Any Notice of Conversion/Continuation for conversion into, or continuation of, a Euro-Dollar Rate Loan shall be irrevocable and the Borrower shall be bound to convert or continue in accordance therewith.

             (vi) The Borrower may not select, with respect to any Loans constituting all or a portion of the Senior Term Loan, any Interest Period that ends after any Installment Payment Date for the Senior Term Loans unless, after giving effect to such selection, the aggregate principal amount of Prime Rate Loans and of Euro-Dollar Rate Loans constituting all or a portion of the Senior Term Loans having Interest Periods which end prior to such Installment Payment Date shall be greater than or equal to the amount of principal that is due and payable on such Installment Payment Date. The Borrower may not select, with respect to any Revolving Loans, any Interest Period that ends after the Revolving Credit Facility A Termination Date, in the case of Revolving Credit Facility A Loans, or the Revolving Credit Facility B Maturity Date, in the case of Revolving Credit Facility B Loans. The Borrower may not select an Interest Period for any Loan that terminates later than the Maturity Date.

          (f) Computations.  Interest on each Loan shall accrue from day to day
              ------------
from and including the date of the making of such Loan to and excluding the due date or the date of any repayment thereof. Interest on each Loan shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed. Any change in the interest rate on any Loan resulting from a change in the rate applicable thereto in accordance with the terms hereof shall become effective as of the opening of business on the day on which such change in the applicable rate shall become effective. Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower in the absence of manifest error.

          (g) Maximum Lawful Rate of Interest.  The rate of interest payable on
              -------------------------------
any Loan shall in no event exceed the maximum rate permissible under Applicable Law. If the rate of interest payable on any Loan is ever reduced as a result of this subsection and at any time thereafter the maximum rate permitted by Applicable Law shall exceed the rate of interest provided for in this Agreement, then the rate provided for in this Agreement shall be increased to the maximum rate provided by Applicable Law for such period as is required so that the total amount of interest received by each Lender is that which would have been received by such Lender but for the operation of the first sentence of this subsection.

          SECTION 2.03  NOTES.
                        -----

          (a) Senior Term Loan Notes.  The portion of the Senior Term Loan owing
              ----------------------
to each Lender that constitutes a Domestic Loan or Domestic Loans shall be evidenced by a single Domestic Senior Term Note of the Borrower made payable to the order of such Lender and representing the obligation of the Borrower to pay the lesser of (i) the amount of such Lender's Senior Term Loan or (ii) the aggregate unpaid principal amount of such Lender's Senior Term Loan that from time to time constitutes a Domestic Loan, with interest thereon as prescribed by
Section 2.02 hereof. The portion of the Senior Term Loan owing to each Lender that constitutes a Euro-Dollar Loan or Euro-Dollar Loans shall be evidenced by a single Euro-Dollar Senior Term Note of the Borrower made payable to the order of such Lender and representing the obligation of the Borrower to pay the lesser of
(i) the amount of such Lender's Senior Term Loan or (ii) the aggregate unpaid principal amount of all such Euro-Dollar Loans outstanding, with interest thereon as prescribed by Section 2.02 hereof. Each Senior Term Loan Note shall be dated the date of this Agreement and stated to mature in accordance with the Senior Term Loan Installment Payment Schedule.

          (b) Mortgage Term Loan Notes.  The portion of the Mortgage Term Loan
              ------------------------
owing to each Lender that constitutes a Domestic Loan or Domestic Loans shall be evidenced by a single Domestic Mortgage Term Note of the Borrower made payable to the order of such Lender and representing the obligation of the Borrower to pay the lesser of (i) the amount of such Lender's Mortgage Term Loan or (ii) the aggregate unpaid principal amount of such Lender's Mortgage Term Loan that from time to time constitutes a Domestic Loan, with interest thereon as prescribed by
Section 2.02. The portion of the Mortgage Term Loan owing to each Lender that constitutes a Euro-Dollar Loan or Euro-Dollar Loans shall be evidenced by a single Euro-Dollar Mortgage Term Note of the Borrower made payable to the order of such Lender and representing the obligation of the Borrower to pay the lesser of (i) the amount of such Lender's Mortgage Term or (ii) the aggregate unpaid principal amount of all such Euro-Dollar Loans outstanding, with interest thereon as prescribed by Section 2.02 hereof. Each Mortgage Term Loan Note shall be dated the date of this Agreement and stated to mature on the Maturity Date.

          (c) Revolving Credit Facility A Loan Notes.  The portion of the
              --------------------------------------
Revolving Credit Facility A Loans owing to each Lender that constitutes a Domestic Loan or Domestic Loans shall be evidenced by a single Domestic Revolving Credit Facility A Note of the Borrower payable to the order of such Lender and representing the obligation of the Borrower to pay the lesser of (i) the amount of the such Lender's Pro Rata Share of the Revolving Credit Facility A Commitment or (ii) the aggregate unpaid principal amount of such Lender's Revolving Credit Facility A Loans, with interest thereon as prescribed by
Section 2.02 hereof. The portion of the Revolving Credit Facility A Loans that constitutes a Euro-Dollar Loan or Euro-Dollar Loan owing to each Lender shall be evidenced by a single Euro-Dollar Revolving Credit Facility A Note of the Borrower payable to the order of such Lender and representing the obligation of the Borrower to pay the lesser of (i) the amount of the Revolving Credit Facility A Commitment or (ii) the aggregate unpaid principal amount of all such Euro-Dollar Revolving Credit Facility A Loans outstanding, with interest thereon as prescribed by Section 2.02 hereof. Each Revolving Credit Facility A Note shall be dated the date of this Agreement and stated to mature on the Maturity Date.

          (d) Revolving Credit Facility B Loan Notes.  The portion of the
              --------------------------------------
Revolving Credit Facility B Loans that constitutes a Domestic Loan shall be evidenced by a single Domestic Revolving Credit Facility B Note of the Borrower made payable to the order of the Revolving Credit Facility B Lender and representing the obligation of the Borrower to pay the lesser of (i) the amount of the Revolving Credit Facility B Commitment or (ii) the aggregate unpaid principal amount of all such Revolving Credit Facility B Loans, with interest thereon as prescribed by Section 2.02 hereof. The portion of the Revolving Credit Facility B Loans that constitutes a Euro-Dollar Loan or Euro-Dollar Loans shall be evidenced by a single Euro-Dollar Revolving Credit Facility B Note of the Borrower made payable to the order of the Revolving Credit Facility B Lender and representing the obligation of the Borrower to pay the lesser of (i) the amount of the Revolving Credit Facility B Commitment or (ii) the aggregate unpaid principal amount of all such Euro-Dollar Revolving Credit Facility B Loans outstanding, with interest thereon as prescribed by Section 2.02 hereof. Each Revolving Credit Facility B Note shall be dated the date of this Agreement and stated to mature on the Revolving Credit Facility B Maturity Date.

          (f) Substitution of Notes; Notation of Amounts and Maturities.  Each
              ---------------------------------------------------------
Lender is hereby irrevocably authorized to record on each Note the date, type and amount of each Loan outstanding hereunder, the Interest Period and interest rate applicable thereto in the case of Loans bearing interest at a Fixed Rate, and the date and amount of each borrowing, in the case only of the Domestic Revolving Note and the Euro-Dollar Revolving Note, and each payment or prepayment of principal thereof on the schedules forming a part thereof and to attach to and make a part of any Note a continuation of any such schedule as and when required. The failure to record, or any error in recording, any such Loan or repayment on such schedule (or continuation thereof) or similar records shall not, however, affect the obligations of the Borrower hereunder or under any Note to repay the principal amount of the Loans together with all interest accrued thereon. All such notations shall constitute conclusive evidence of the accuracy of the information so recorded, in the absence of manifest error.

          SECTION 2.04  FEES.
                        ----

          (a) Revolving Credit Facility A Commitment Fees.  The Borrower shall
              -------------------------------------------
pay to the Agent, for the account of the Lenders in accordance with their respective Pro Rata Shares of the Revolving Credit Facility A Commitment, a commitment fee (a "Revolving Credit Facility A Commitment Fee") accruing at the rate of one-half of one percent (0.50%) per annum from and after the date of this Agreement until the Revolving Credit Facility A Termination Date, upon the excess from time to time, if any, of the Lender's Revolving Credit Facility A Commitment over the sum of (i) the aggregate principal amount of Revolving Credit Facility A Loans outstanding and (ii) the existing Revolving Credit Facility A Letter of Credit Liability. The Revolving Credit Facility A Commitment Fee shall be payable quarterly in arrears on the first Business Day of the immediately succeeding calendar quarter. All Revolving Credit Facility A Commitment Fees shall be calculated on the basis of the actual number of days elapsed in a 360-day year. The Borrower shall pay to the Agent, for the account of the Lenders in accordance with their respective Pro Rata Shares of the Revolving Credit Facility A Commitment, the amount of any accrued but unpaid Revolving Credit Facility A Commitment fee under the Second Amended and Restated Senior Secured Credit Agreement in full on the Effective Date.

          (b) Revolving Credit Facility B Commitment Fees.  The Borrower shall
              -------------------------------------------
pay to the Agent, for the account of the Revolving Credit Facility B Lender, a commitment fee (a "Revolving Credit

Facility B Commitment Fee") accruing at the rate of one-half of one percent (0.50%) per annum from and after the date of this Agreement until the Revolving Credit Facility B Termination Date, upon the excess from time to time, if any, of the Lender's Revolving Credit Facility B Commitment over the sum of (i) the aggregate principal amount of Revolving Credit Facility B Loans outstanding and
(ii) the existing Revolving Credit Facility B Letter of Credit Liability. The Revolving Credit Facility B Commitment Fee that accrues in any calendar quarter from and after the date of this Agreement shall be payable quarterly in arrears on the first Business Day of the immediately succeeding calendar quarter. All Revolving Credit Facility B Commitment Fees shall be calculated on the basis of the actual number of days elapsed in a 360-day year. The Borrower shall pay to the Agent, for the account of the Revolving Credit Facility B Lender, the amount of any accrued but unpaid Revolving Credit Facility B Commitment fee under the Second Amended and Restated Senior Secured Credit Agreement in full on the Effective Date.

          (c) Agent Fee.  On or before the Effective Date, the Borrower shall
              ---------
pay to the Agent, for its own account, the agent's fee set forth in that certain letter agreement dated November __, 1996 between Borrower and the Agent (the "Fee Letter"). In addition, the Borrower shall pay to the Agent an annual Agent's fee in accordance with, and in an amount set out in, the Fee Letter.

          (d) Accrued Fees.  On or before the Effective Date, the Borrower shall
              ------------
pay to the Agent, for the account of the Lenders, all accrued and unpaid Revolving Credit Facility A Commitment Fees under the Second Amended and Restated Senior Secured Credit Agreement and all accrued and unpaid Letter of Credit Fees relating to any Revolving Credit Facility A Letter of Credit under the Second Amended and Restated Senior Secured Credit Agreement. On or before the Effective Date, the Borrower shall pay to the Agent, for the Account of the Revolving Credit Facility B Lender, all accrued and unpaid Revolving Credit Facility B Commitment Fees under the Second Amended and Restated Senior Secured Credit Agreement and all accrued and unpaid Letter of Credit Fees relating to any Revolving Credit Facility B Letter of Credit under the Second Amended and Restated Senior Secured Credit Agreement.

          (e) Extension Fees.  On or before the Effective Date, the Borrower
              --------------
shall pay an extension fee in the amount of $100,000 (the "Revolving Credit Facility A Extension Fee") to the Agent, for the account of the Lenders, ratably in accordance with each such Lender's Pro Rata Share of the Revolving Credit Facility A Commitment. On or before the Effective Date, the Borrower shall pay an extension fee in the amount of $100,000 (the "Revolving Credit Facility B Extension Fee") to the Agent for the account of the Revolving Credit Facility B Lender. On or before the Effective Date, the Borrower shall pay an extension fee in the total amount of $315,000 (the "Term Loan Extension Fee") to the Agent, for the account of the Lenders, ratably in accordance with each such Lender's Pro Rata Share of the Term Loans.

          (f) Deferred Amendment Fee.  On or before the Effective Date, the
              ----------------------
Borrower shall pay to the Agent, for the account of the Lenders, the Deferred Amendment Fee.

          (g) Deferred Letter of Credit Fee.  On the Maturity Date, the Borrower
              -----------------------------
shall pay to the Agent, for the account of the Lenders, ratably in accordance with their respective Pro Rata Shares of the Revolving Credit Facility A Commitment, the Deferred Letter of Credit Fee.

          SECTION 2.05  PAYMENTS AND PREPAYMENTS.
                        ------------------------

          (a) Repayment; Termination of Revolving Credit Commitments.
              ------------------------------------------------------

              (i) (A) The Borrower shall repay to the Agent, for the account of the Lenders, ratably in accordance with their respective Pro Rata Shares of the outstanding Term Loans, the Term Loans in installments each equal to $2,625,000, commencing on March 31, 1997 and continuing on each Installment Payment Date thereafter to and including September 30, 2001, and the remaining principal amount thereof on the Maturity Date (such schedule of mandatory installment payments of the Term Loans being referred to herein as the "Term Loan Installment Payment Schedule"). Each such payment shall be applied first to the Senior Term Loans until the Senior Term Loans are paid in full, and then to the Mortgage Term Loans. Each Term Loan shall be paid in full on or prior to the Maturity Date. The principal amount of the Term Loans prepaid or repaid by the Borrower may not be re-borrowed. The Borrower shall, at all times during the period that any of the Term Loans remain outstanding, maintain Prime Rate Loans or Euro-Dollar Rate Loans with Interest Periods expiring on or before the next scheduled Installment Payment Date in an aggregate amount at least equal to the next scheduled principal repayment thereof.

                   (B) The Borrower shall prepay to the Agent, for the account of the Revolving Credit Facility B Lender, each Revolving Credit Facility B Loan that constitutes an Acquisition Advance in installments each equal to 5% of the original principal amount of such Acquisition Advance, commencing on the second Installment Payment Date to occur after the Funding Date of such Acquisition Advance and continuing on each Installment Payment Date thereafter to and including September 30, 1999, and the remaining principal amount thereof on the Revolving Credit Facility B Termination Date. Any amount prepaid pursuant to this Section 2.05(a)(i)(B) can, subject to the conditions and upon the terms hereof, be re-borrowed at any time up to and including the Business Day next preceding the Revolving Credit Facility B Termination Date.

                   (ii) The Revolving Credit Facility A Commitment shall expire without further action on the part of the Lenders on the earlier of (A) December 31, 2001 and (B) the date of termination of the Revolving Credit Facility A Commitment pursuant to Section 2.05(b)(v) or 2.05(c)(iii) or Section 7.02(a) or 7.02(b) hereof (such earlier date being referred to herein as the "Revolving Credit Facility A Termination Date"). All outstanding Revolving Credit Facility A Loans shall be paid in full on the Revolving Credit Facility A Termination Date.

                  (iii) The Revolving Credit Facility B Commitment shall expire without further action on the part of the Revolving Credit Facility B Lender on the earlier of (A) December 31, 1999 (the "Revolving Credit Facility B Maturity Date"), and (B) the date of termination of the Revolving Credit Facility B Commitment pursuant to Section 2.05(b)(v) or 2.05(c)(iv) or Section 7.02(a) or 7.02(b) hereof, or (C) such later date to which the Revolving Credit Facility B Lender may, in its sole and absolute discretion, extend such termination date (the earlier of the Revolving Credit Facility B Maturity Date or any such earlier or later date of termination being referred to herein as the "Revolving Credit Facility B Termination Date"); provided, however, that any extension of
                                      --------  -------
the Revolving Credit Facility B Termination Date to a date after December 31, 1999 shall not affect the maturity date of any other Loan or any installment payment of principal due thereon. All outstanding Revolving Credit Facility B Loans shall be paid on the Revolving Credit Facility B Termination Date.

          (b)  Mandatory Prepayments.
               ---------------------

                  (i)(A) Upon receipt (x) subject to the limitation set forth in
     Section 2.05(b)(ii)(B), by or for the account of the Borrower or any of its Subsidiaries of any Net Cash Proceeds derived from any Asset Disposition or
     (y) by or for the account of Holdings, the Borrower or any of its Subsidiaries of any Excess Proceeds of Issuance of Stock, the Borrower shall make a prepayment, without premium or penalty, of the Term Loans and Revolving Loans (and deliver cash collateral to the Agent in respect of, and to the extent of, any existing Letter of Credit Liability) in an amount equal to one hundred percent (100%) of such Net Cash Proceeds or twenty-five percent (25%) of such Excess Proceeds of Issuance of Stock so received.

                   (B) The Borrower shall give the Agent not less than three (3) Business Days' prior written notice of the date on which each Mandatory Prepayment will be made (which date shall be no later than the date on which such Mandatory Prepayment becomes due and payable pursuant to this
     Section 2.05(b)(i)).

               (ii) Mandatory Prepayments shall be applied as follows:

                    (A) Each Mandatory Prepayment based upon Net Cash Proceeds derived from an Asset Disposition relating to assets other than Real Property subject to a California Mortgage shall be applied first, to prepay installments of principal of the Senior Term Loan in the inverse order of maturity thereof until the Senior Term Loan is paid in full, second, to prepay the principal of the Revolving Loans then outstanding and to provide cash collateral in respect of Letter of Credit Liability then existing, provided that such prepayment and provision of cash collateral shall be
     --------
     made pro rata as between Revolving Credit Facility A Loans and Letters of
          --- ----
     Credit, on one hand, and Revolving Credit Facility B Loans and Letters of Credit, on the other hand, on the basis of the respective aggregate amounts of principal of such Loans then outstanding and Letter of Credit Liability then existing with respect to such Letters of Credit, and then to prepay the installments of principal of the Mortgage Term Loan in the inverse order of maturity thereof until the Mortgage Term Loan is paid in full;

                   (B) Each Mandatory Prepayment based upon Net Cash Proceeds derived from an Asset Disposition relating to Real Property subject to a California Mortgage shall be applied first, to prepay the installments of principal of the Mortgage Term Loan in the inverse order of maturity thereof until the Mortgage Term Loan is paid in full, second, to prepay the installments of principal of the Senior Term Loan in the inverse order of maturity thereof until the Senior Term Loan is paid in full, and then, to prepay the principal of Revolving Loans then outstanding and to provide cash collateral in respect of Letter of Credit Liability then existing, provided that such prepayment and provision of cash collateral shall be
     --------
     made pro rata as between Revolving Credit Facility A Loans and Letters of
          --- ----
     Credit, on one hand, and Revolving Credit Facility B Loans and Letters of Credit, on the other hand, on the basis of the respective aggregate amounts of principal of such Loans then outstanding and Letter of Credit Liability then existing with respect to such Letters of Credit (provided, however,
                                                           --------
     that notwithstanding any other provision of this Agreement or any California Mortgage, the application of any such Net Cash Proceeds to any Indebtedness other than the Mortgage Term Loan secured by such California Mortgage shall not be a condition to the release of such California Mortgage); and

                   (C) Each Mandatory Prepayment based upon Excess Proceeds of Issuance of Stock shall be applied first, to prepay the installments of principal of the Senior Term Loan in the inverse order of maturity thereof until the Senior Term Loan is paid in full, second, to prepay the principal of Revolving Loans then outstanding and to provide cash collateral in respect of Letter of Credit Liability then existing, provided that such
                                                          --------
     prepayment and provision of cash collateral shall be made pro rata as
                                                               --- ----
     between Revolving Credit Facility A Loans and Letters of Credit, on one hand, and Revolving Credit Facility B Loans and Letters of Credit, on the other hand, on the basis of the respective aggregate amounts of principal of such Loans then outstanding and Letter of Credit Liability then existing with respect to such Letters of Credit, and then to prepay the installments of principal of the Mortgage Term Loan in the inverse order of maturity thereof until the Mortgage Term Loan is paid in full.

             (iii) If at any time the aggregate principal amount of Revolving Credit Facility A Loans then outstanding plus the Revolving Credit Facility A
                                         ----
Letter of Credit Liability then existing exceeds the Revolving Credit Facility A Commitment, the Borrower shall make a prepayment to the extent of such excess, without premium or penalty, of the Revolving Credit Facility A Loans, and then, to the extent of any remaining excess, provide cash collateral in respect of Revolving Credit Facility A Letter of Credit Liability. If at any time the aggregate principal amount of the Revolving Credit Facility B Loans then outstanding plus the Revolving Credit Facility B Letter of Credit Liability then
            ----
existing exceeds the Revolving Credit Facility B Commitment, the Borrower shall make a prepayment to the extent of such excess, without premium or penalty, of the Revolving Credit Facility B Loans, and then, to the extent of any remaining excess, provide cash collateral in respect of Revolving Credit Facility B Letter of Credit Liability.

              (iv) Each prepayment of the Term Loans and the Revolving Loans shall be made together with payment of accrued interest on the amount prepaid to the date of prepayment and any amounts payable in respect of such prepayment pursuant to Section 2.11 hereof.

               (v) Each Mandatory Prepayment applied to prepay the outstanding Revolving Loans pursuant to Section 2.05(b)(ii)(A) or Section 2.05(b)(ii)(B) shall permanently reduce, on the date on which such prepayment is made and by the amount so applied, the Revolving Credit Facility A Commitment and the Revolving Credit Facility B Commitment. Any Mandatory Prepayment applied to prepay the outstanding Revolving Loans pursuant to Section 2.05(b)(ii)(C), and any prepayment pursuant to Section 2.05(b)(iii) applied to prepay the outstanding Revolving Loan, shall not result in a reduction of the Revolving Credit Facility A Commitment or the Revolving Credit Facility B Commitment, as the case may be.

              (vi) Each Mandatory Prepayment shall be deemed applied first to reduce the Prime Rate Loan constituting a portion of the respective Term Loans or the Revolving Loans, as the case may be, and then to the Euro-Dollar Rate Loans constituting a portion of any thereof, in each case in inverse order of termination of Interest Periods applicable thereto.

          (c)  Optional Prepayments.
               --------------------

               (i) The Borrower may, at its option, at any time or from time to time, prepay the Term Loans in whole or in part, without premium or penalty, upon not less than ten (10) Business Days' notice, except that (A) any prepayment shall be in an aggregate principal amount of at least $500,000, and in integral multiples of $100,000 in excess thereof (or, alternatively, the whole amount of either of the Term Loans then outstanding), and (B) any prepayment of a Euro-Dollar Rate Loan shall (unless the Borrower pays concurrently therewith any amounts coming due pursuant to Section 2.11 hereof in respect of such prepayment) be made only on the last day of the Interest Period applicable thereto. Any notice of optional prepayment shall be irrevocable, and the payment amount specified in such notice shall be due and payable on the date specified in such notice, together with interest accrued thereon to such date. Each such optional prepayment of the Term Loans shall be applied first to the installments of principal of the Senior Term Loan in the inverse order of maturity thereof until the Senior Term Loan is paid in full, and then to the installments of principal of the Mortgage Term Loan in the inverse order of maturity thereof until the Mortgage Term Loan is paid in full.

              (ii) The Borrower may, at its option, prepay any outstanding Revolving Loans in whole or in part at any time, without premium or penalty, except that (A) any prepayment shall be in an aggregate principal amount of at least $100,000 and in integral multiples thereof (or, alternatively, the whole amount of all of the Revolving Loans then outstanding), and (B) any prepayment of a Euro-Dollar Rate Loan shall be made only on the last day of the Interest Period applicable thereto. Any amount prepaid pursuant to this Section 2.05(c)(ii) can, subject to the conditions and upon the terms hereof, be re-borrowed at any time up to and including the Business Day next preceding the Revolving Credit Facility A Termination Date, in the case of re-borrowings of Revolving Credit Facility A Loans, or the Business Day next preceding the Revolving Credit Facility B Termination Date, in the case of re-borrowings of Revolving Credit Facility B Loans.

             (iii) The Borrower shall have the right, at any time or from time to time after the date hereof, to terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Credit Facility A Commitment in an amount up to the difference between the then Revolving Credit Facility A Commitment and the aggregate principal amount of Revolving Credit Facility A Loans outstanding. The Borrower shall give the Agent not less than three (3) Business Days' prior written notice of such termination or reduction and the amount of any partial reduction. Such termination or partial reduction of the Revolving Credit Facility A Credit Commitment shall be effective on the date specified in the Borrower's notice. Any such partial reduction of the Revolving Credit Facility A Commitment shall be in a minimum amount of $1,000,000 and an integral multiple thereof.

             (iv) The Borrower may, with the prior written consent of the Agent and the Revolving Credit Facility B Lender, at any time or from time to time after the date hereof, terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Credit Facility B Commitment in an amount up to the difference between the then Revolving Credit Facility B Commitment and the aggregate principal amount of Revolving Credit Facility B Loans outstanding. Any such partial reduction of the Revolving Credit Facility B Commitment shall be in a minimum amount of $1,000,000 and an integral multiple thereof.

          (d) Mandatory Zero Balance Period.  The Borrower shall prepay in full
              -----------------------------
the principal amount of all Revolving Credit Facility A Loans and maintain a zero balance for a minimum of 30 consecutive days during each twelve month period, beginning with the twelve month period commencing on the Effective Date.

          SECTION 2.06  MANNER OF PAYMENT.  All payments due to the Lenders
                        -----------------
hereunder shall be made to the Agent not later than 12:00 noon local time on the due date thereof, in Dollars in immediately available funds, without any deduction whatsoever, including but not limited to any deduction for any set-off, recoupment, counterclaim or Taxes.

          SECTION 2.07  MANDATORY SUSPENSION AND CONVERSION OF EURO-DOLLAR RATE
                        -------------------------------------------------------
LOANS.  Each Lender's obligation to make or continue, or convert Prime Rate
-----
Loans into, Euro-Dollar Rate Loans shall be suspended, all outstanding Euro-Dollar Loans shall be converted on the last day of the respective Interest Periods applicable thereto (or, if earlier, in the case of clause (ii) below, on the last day that the Lender can lawfully continue to maintain Loans of that type) into Prime Rate Loans and all pending requests for the making of, conversion into, or continuation of, Euro-Dollar Loans shall be disregarded, if:

                 (i) on or prior to the determination of an interest rate for a Euro-Dollar Rate Loan for any Interest Period, the Agent determines that for any reason appropriate quotations are not available to it in the London interbank market for purposes of determining the Euro-Dollar Rate or that such rate would not accurately reflect the cost to the Lenders of continuing, or converting a Prime Rate Loan into, a Euro-Dollar Rate Loan for such Interest Period; or

                (ii) at any time a Lender determines that any Regulatory Change makes it unlawful or impossible for such Lender or its Lending Office to make or maintain any Euro-Dollar Rate Loan, or to comply with its obligations hereunder in respect thereof.

               SECTION 2.08  REGULATORY CHANGES.
                             ------------------

               (a) Increased Costs.  If any Regulatory Change:
                   ---------------

                   (i) shall subject any Lender (or its Lending Office) to any Tax or change the basis of taxation of payments to such Lender of principal, interest, Fees or any other amount payable hereunder (except for changes in the rate of Tax on the overall net income of the Lender); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance or similar requirement (other than any such requirement with respect to any Fixed Rate Loan to the extent included in the applicable Reserve Requirement or Assessment Rate), against, or any fees or charges in respect of, assets held by, deposits with or other liabilities for the account of, commitments of, advances or loans by or other credit extended by, any Lender (or its Lending Office) or shall impose on such Lender (or such Lending Office) or on the relevant interbank market any other condition affecting the

Euro-Dollar Rate Loans, the Euro-Dollar Notes or such Lender's obligation to make Euro-Dollar Rate Loans, and the effect of the foregoing is to increase the cost to such Leader (or its Lending Office) of making, renewing or maintaining any Euro-Dollar Rate Loan or the Commitments, to reduce the amount of any sum received or receivable by such Lender (or such Lending Office) under this Agreement or under the Euro-Dollar Notes, or to require such Lender to make any payment on or calculated by reference to the gross amount of any amount received by it hereunder or under any Euro-Dollar Notes;

then the Borrower shall from time to time pay to the Agent, for the account of such Lender, upon demand by such Lender, such additional amounts as may be specified by such Lender as sufficient to compensate such Lender for such increased cost, reduction or requirement. A certificate as to the amount of such increased cost, reduction or requirement, submitted to the Borrower by such Lender, shall be final and conclusive and binding upon the Borrower for all purposes, absent manifest error.

          (b) Capital Costs.  The Borrower shall from time to time pay to each
              -------------
Lender, upon demand by such Lender, such additional amounts as may be specified by such Lender as sufficient to compensate such Lender for any costs which such Lender determines are attributable to the maintenance by it (or its Lending Office), pursuant to any Regulatory Change that affects or would affect the amount of capital required or expected to be maintained by such Lender (or its Lending Office) or any corporation controlling such Lender, of capital in respect of its Loans and Commitments hereunder (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on the capital of such Lender (or its Lending Office) to a level below that which such Lender (or its Lending Office) could have achieved but for such Regulatory Change). A certificate as to such amounts, submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 2.09  TAXES.  The Borrower agrees (a) to pay all amounts
                        -----
payable by it under this Agreement or any Note free and clear of and without liability for, and, subject to the provisions of this Section 2.09, without deduction or withholding for, any and all Taxes; and (b) to pay when due, and reimburse each Lender upon demand for any payment made by such Lender of, and indemnify and hold such Lender harmless against any liability for, (i) any and all Taxes in any way related to this Agreement, the Term Loans or the Revolving Loans or any Loan or the Revolving Credit Commitment, other than income and franchise taxes imposed upon such Lender by the jurisdictions (or any political subdivision thereof) in which such Lender's principal executive office or a Lending Office is located, and (ii) all interest and penalties resulting from or related to any delay in paying any such Taxes; provided that such Lender shall
                                               --------
deliver to the Borrower upon request by the Borrower a duly executed certificate to the effect that, as of the date of such certificate, such Lender is entitled to receive all payments made hereunder without deduction or withholding of United States federal income tax (A) pursuant to the terms of an applicable tax treaty in effect with the United States of America (in which case such certificate shall be accompanied by two executed copies of Internal Revenue Service Form 1001), (B) under Code Section 1441(c) (in which case such certificates shall be accompanied by two executed copies of Form 4224 of the Internal Revenue Service), or (C) pursuant to an exemption certificate received from the Internal Revenue Service (in which case such certificates shall be accompanied by a copy of said exemption certificate). Promptly after the date on which payment of any Taxes are due pursuant to applicable law, the Borrower will furnish to the Agent evidence, in form and substance satisfactory to the Agent, that the Borrower has satisfied its obligations under this Section 2.09. If the Borrower is required by Applicable Law to make any deduction or withholding in respect of any Taxes from any amount payable under this Agreement or any Note, the Borrower agrees to pay to each Lender, on the date such amount is payable, such additional amounts as each Lender determines may be necessary so that the net amounts received by the Lenders, in the aggregate, after all applicable deductions or withholdings, shall equal the amount that the Lenders would have been entitled to receive if no deductions or withholdings were made.

          SECTION 2.10  LENDING OFFICE.  Each Lender may make, carry or transfer
                        --------------
Euro-Dollar Rate Loans at, to, or for the account of an Affiliate of the Lender,

provided, however, the Lender shall not be entitled to receive any greater
--------  -------
amount under Section 2.08 or 2.09 hereof as a result of the transfer of any such

Loan than the Lender would be entitled to immediately prior thereto unless (a) such transfer occurred at a time when circumstances giving rise to the claim for such greater amount did not exist and (b) such claim would have arisen even if such transfer had not occurred.

          SECTION 2.11  COMPENSATION FOR FUNDING LOSSES.  In addition to the
                        -------------------------------
amounts required to be paid by the Borrower pursuant to Sections 2.07, 2.08 and
2.09 hereof, the Borrower shall pay to the Agent, for the account of each Lender, upon demand by such Lender, such amount or amounts as such Lender determines is or are necessary to compensate it for any loss, cost, expense or liabilities incurred (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or redeployment of deposits) by it as a result of (a) any payment, prepayment or conversion of a Euro-Dollar Rate Loan for any reason (including, without limitation, upon a Mandatory Prepayment pursuant to Section 2.05(b), by reason of an acceleration pursuant to Section
7.02 hereof or pursuant to Section 2.07 hereof) on a date other than the last day of an Interest Period applicable to such Euro-Dollar Rate Loan, or (b) a Euro-Dollar Rate Loan for any reason not being made, converted or continued, or any payment of principal of or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement.

          SECTION 2.12  DETERMINATIONS.  Any determination contemplated by
                        --------------
Section 2.07, 2.08, 2.09, 2.10 or 2.11 that is made by the Agent, the Required Lenders, or the Lenders, as the case may be, shall be final, conclusive and binding upon the Borrower, in the absence of manifest error in computation, and shall be communicated in sufficient detail to permit the Borrower to understand such determination.

                                  ARTICLE III

                              CONDITIONS TO LOANS
                              -------------------

           SECTION 3.01 CONDITIONS PRECEDENT TO EFFECTIVE DATE. The occurrence
                        --------------------------------------
of the Effective Date shall be subject to satisfaction of all of the following conditions precedent:

          (a) Effective Date.  The Effective Date shall have occurred on or
              --------------
before [March 31, 1997].

          (b) Public Offering.  Holdings shall have completed a public offering
              ---------------
of shares of its Capital Stock (the "Initial Public Offering"), and the IPO Net Proceeds shall be at least $65,000,000.

          (c) Distribution of IPO Net Proceeds.
              --------------------------------

              (i) The total amount of IPO Net Proceeds up to $69,350,000 shall have been paid to the Agent, for the account of the Lenders in accordance with their Pro Rata Shares, and applied first, to Deferred Interest, and second, to prepay principal of the Senior Term Loan.

             (ii) The amount of IPO Net Proceeds, if any, in excess of $69,350,000 shall have been paid as follows: (x) 50% of the amount of IPO Net Proceeds, if any, in excess of $69,350,000 shall have been paid to the Agent, for the account of the Lenders in accordance with their respective Pro Rata Shares, and applied first, to prepay principal of the Senior Term Loan until the Senior Term Loan is paid in full, and second, to prepay principal of the Mortgage Term Loan, and (y) 50% of such amount of IPO Net Proceeds in excess of $69,350,000 shall be retained by Borrower to use for general corporate purposes that are not prohibited by the terms of this Agreement; provided, that the Borrower may use up to $____________ of the
                --------
     amount retained by it pursuant to clause (y) above to pay in cash unpaid interest accrued under the Senior Subordinated Credit Agreement from June 30, 1994 to the Effective Date.

          (d) Certain Loan Documents.  The Agent shall have received all of the
              ----------------------
following, all of which shall be in form and substance satisfactory to the
Lenders:

               (i) This Agreement, executed by the Borrower, together with all required Schedules hereto, which are in each case complete and correct in all material respects as of the Effective Date;

               (ii) Each Note, executed by the Borrower and payable to the order of each Lender;

               (iii) Guaranties executed by each of Holdings and the Subsidiary Guarantors; and

               (iv) the Amended and Restated Senior Subordinated Credit Agreement, executed by the Borrower, Holdings and the other guarantors identified therein and Sumitomo Finance (Dublin) Limited.

          (e) Certain Corporate Documentation.  The Agent shall have received
              -------------------------------
all of the following, all of which shall be in form and substance satisfactory to the Lenders:

               (i) a copy of the Borrower's Certificate of Incorporation, as amended, modified or supplemented as of a date not more than five days prior to the Effective Date, certified to be true, correct and complete by the Secretary of State of Delaware as of a recent date prior to such date, together with a long-form good standing certificate from the Secretary of State of Delaware and a good standing certificate from the Secretary of State of each State in which Holdings is qualified to do business, each to be dated a recent date prior to such date; and

               (ii) a copy of Holdings' Certificate of Incorporation, as amended, modified or supplemented as of a date not more than five days prior to the Effective Date, certified to be true, correct and complete by the Secretary of State of Delaware as of a recent date prior to such date, together with a long-form good standing certificate from the Secretary of State of Delaware and a good standing certificate from the Secretary of State of each State in which Holdings is qualified to do business, each to be dated a recent date prior to such date.

          (f) Legal Opinion.  The Lender shall have received a favorable legal
              -------------
opinion dated the Effective Date addressed to the Lender from Pillsbury Madison & Sutro LLP, counsel to the Borrower, Holdings and the Subsidiaries, in substantially the form of Exhibit K hereto.

          (g) Certain Collateral Documents.  The Agent shall have received all
              ----------------------------
other notices, consents, waivers, estoppel certificates and other documents relating to the Collateral or the Collateral Documents that the Agent may request.

          (h) Certain Other Documents.  The Agent shall have received copies of
              -----------------------
the financial information described in Section 4.04 hereof, certified as specified therein.

          (i) Certain Corporate Officers' Certificates.  The Agent shall have
              ----------------------------------------
received:

               (i) A certificate, in substantially the form of Exhibit L-1 hereto, signed by the Chairman of the Board or President and by the Chief Financial Officer or Treasurer of the Borrower, dated the Effective Date, certifying, after due inquiry, (A) that the representations and warranties herein contained as to the Borrower and its Subsidiaries are true and correct in all material respects, as if made on and as of the Effective Date, (B) that no Default or Event of Default has occurred and is continuing and (C) that all of the conditions precedent set forth in this
     Section 3.01 and in Section 3.02 hereof have been satisfied;

               (ii) A certificate or certificates of the Secretary of the Borrower dated the Effective Date certifying (A) the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents executed by the Borrower, (B) the By-laws of the Borrower as in effect on the date of such certification, (C) the resolutions of the Borrower's Board of Directors approving and authorizing the transactions contemplated by the Loan Documents, (D) that such resolutions have not been modified or rescinded and remain in full force and effect, and (E) that there have been no changes in the Certificate of Incorporation of the Borrower since the date of the certification thereof by the Secretary of State of Delaware;

               (iii) A certificate signed by the Chairman of the Board or President of Borrower in substantially the form of Exhibit L-2 hereto, dated the Effective Date, certifying the Amended Certificate of Incorporation of Borrower to be filed with the Secretary of State of Delaware on the Effective Date; and

               (iv) A certificate signed by the Chairman of the Board or President of Holdings in substantially the form of Exhibit L-3 hereto, dated the Effective Date, certifying the

     Amended Certificate of Incorporation of Holdings to be filed with the Secretary of State of Delaware on the Effective Date.

          (j) Corporate Proceedings.  All corporate proceedings taken or to be
              ---------------------
taken by Holdings, the Borrower and the Borrower's Subsidiaries in connection herewith shall be satisfactory to the Agent in its sole discretion, and it shall have received original or certified copies of such documents as it may request.

          (k) Interest, Fees and Expenses Paid.  The Borrower shall have paid to
              --------------------------------
the Agent, for the account of the Lenders, all of the accrued Deferred Interest and all Fees (including, without limitation, all Deferred Letter of Credit Fees and the Deferred Amendment Fee) and other fees and expenses that are due and payable on or before the Effective Date. The Borrower shall have paid to the Agent, for the account of the Lenders, all accrued and unpaid interest due on the Loans under the Second Amended and Restated Senior Secured Credit Agreement as of the Effective Date.

          (l) Approvals and Consents.  All Government Approvals and material
              ----------------------
third party consents required to effect the transactions contemplated hereby, or by any other Loan Document, shall have been obtained and be in full force and effect, without imposition of onerous conditions upon any such transaction.

          (m) No Material Adverse Change.  No material adverse change shall have
              --------------------------
occurred since June __, 1996 in the business, assets, prospects, results of operations or financial condition of the Borrower or the Borrower and its Subsidiaries, taken as a whole.

          (n) Filing of Amended Certificates of Incorporation for Borrower and
              ----------------------------------------------------------------
Holdings.  Within five (5) Business Days after the Effective Date, Holdings
--------
shall have filed an Amended Certificate of Incorporation of Holdings with the Secretary of State of Delaware in the form certified to the Agent and the Lenders on the Effective Date pursuant to Section 3.01(i)(iv) hereof. Within five (5) Business Days after the Effective Date, Borrower shall have filed an Amended Certificate of Incorporation of Borrower with the Secretary of State of Delaware in the form certified to the Agent and the Lenders on the Effective Date pursuant to Section 3.01(i)(iii) hereof.

          (o) General.  All other documents and legal matters in connection with
              -------
the transactions contemplated by this Agreement shall have been delivered or executed or recorded in form and substance satisfactory to the Lender in its sole discretion, and Lender shall have received all such counterpart originals or certified copies thereof as Lender may request.

          SECTION 3.02  CONDITIONS PRECEDENT TO ALL REVOLVING LOANS AND LETTERS
                        -------------------------------------------------------
OF CREDIT.  The obligation of the Lenders to make Revolving Loans and to issue
---------
Letters of Credit on any Funding Date, including, without limitation, the Effective Date, shall be subject to satisfaction of all of the following conditions precedent:

          (a) Notice of Borrowing; Letter of Credit Application.  The Borrower
              -------------------------------------------------
shall have delivered to the Agent a Notice of Borrowing in accordance with
Section 2.01(e) hereof, in the case of a Revolving Loan, or to the Issuing Bank a Letter of Credit Application in accordance with Section 2.01(h) hereof, in the case of a Letter of Credit. Each submission by the Borrower to the Agent of a Notice of Borrowing with respect to a Revolving Loan or to an Issuing Bank of a Letter of Credit Application with respect to a Letter of Credit and the acceptance by the Borrower of the proceeds of each such Revolving Loan made hereunder or the issuance of a Letter of Credit for the account of the Borrower, shall constitute a representation and warranty by the Borrower as of the Funding Date in respect of such Revolving Loan, or the date of issuance of such Letter of Credit, as the case may be, that all of the conditions contained in this
Section 3.02 have been satisfied.

          (b) Representations and Warranties.  All of the representations and
              ------------------------------
warranties of the Borrower contained in Article IV hereof and in any other Loan Documents shall be true and correct in all material respects on and as of the Funding Date as though made on and as of that date (except to the extent that such representations and warranties expressly were made only as of a specific date).

          (c) No Default.  No Default or Event of Default shall have occurred
              ----------
and be continuing or would result from the making of the Revolving Loan or the issuance of the Letter of Credit.

          (d) No Prohibition or Adverse Litigation.  No Applicable Law shall
              ------------------------------------
prohibit, and no litigation shall be pending or threatened which in the judgment of the Lender could, if adversely determined, prevent or make unlawful, or impose any material adverse condition upon, the Revolving Loans or any other Loan Document, or Holdings' or the Borrower's or any of its Subsidiaries' ability to perform their respective obligations hereunder or thereunder (except, in the case of any Subsidiary, if such condition upon such Subsidiary's ability to perform would not have a material adverse effect upon the business, assets, prospects, results of operation or financial condition of the Borrower or the Borrower and its Subsidiaries, taken as a whole).

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Borrower represents and warrants as follows:

          Section 4.01  ORGANIZATION, POWERS AND GOOD STANDING.
                        --------------------------------------

          (a) Organization and Powers.  The Borrower and each of its
              -----------------------
Subsidiaries is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite power and authority and the legal right to own and operate its properties and to carry on its business as heretofore conducted. The Borrower has all requisite corporate power and authority to enter into this Agreement, the other Loan Documents to which it is a party, to issue the Notes and to carry out the transactions contemplated hereby and thereby. Each Subsidiary has all requisite power and authority to enter into each Loan Document to which it is a party and to carry out the transactions contemplated thereby. The Borrower and each of its Subsidiaries possesses all Governmental Approvals, in full force and effect, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties and conduct of its business as now conducted and is not in violation thereof, except where the failure to so possess such Governmental Approvals or a violation of any such Governmental Approval would not have a material adverse effect upon the business, assets, prospects, results of operation or financial condition of the Borrower or the Borrower and its Subsidiaries, taken as a whole.

          (b) Good Standing.  The Borrower and each of its Subsidiaries is duly
              -------------
qualified and in good standing as a foreign corporation or other business entity and authorized to do business in each state where the nature of its business activities conducted or properties owned or leased requires it to be so qualified and where the failure to be so qualified could have a material adverse effect upon the business, assets, prospects, results of operation or financial condition of the Borrower or the Borrower and its Subsidiaries, taken as a whole.

          (c) Subsidiaries.  On the date hereof, the Borrower has no
              ------------
Subsidiaries other than those identified in Schedule 4.01 hereto. Except as set forth on Schedule 4.01 hereto, on the date hereof neither the Borrower nor any of its Subsidiaries owns or holds, directly or indirectly, any Capital Stock or equity security of, or any equity interest in, any corporation or business other than the Borrower's Subsidiaries.

          (d) Capital Stock of Subsidiaries.  The authorized Capital Stock of
              -----------------------------
each of the Borrower's Subsidiaries on the date hereof, and the number of shares of Capital Stock of each such Subsidiary outstanding on the date hereof, is set out in Schedule 4.01. Except as disclosed in Schedule 4.01, on the date hereof the Borrower is the sole legal and beneficial owner of all shares of outstanding Capital Stock of each of its Subsidiaries, free and clear of any Lien, except (when effective in accordance with its terms) as provided by the CBCREG Pledge Agreement. All of the outstanding shares of Capital Stock of each of the Borrower's Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. There are not outstanding any securities convertible into or exchangeable for shares or other units of Capital Stock of any of the Borrower's Subsidiaries, or any options, warrants or rights to purchase any such Capital Stock or any commitments of any kind for the issuance of additional shares or other units of such Capital Stock or any such convertible or exchangeable securities or options, warrants or rights to purchase such Capital Stock.

          SECTION 4.02  AUTHORIZATION, BINDING EFFECT, NO CONFLICT, ETC.
                        ------------------------------------------------

          (a) Authorization by the Borrower and its Subsidiaries.  The
              --------------------------------------------------
execution, delivery and performance by the Borrower and each of its Subsidiaries of each Loan Document to which it is or will be a party has been duly authorized by all necessary corporate or partnership action on the part of the Borrower and its Subsidiaries.

          (b) Execution and Delivery by the Borrower and its Subsidiaries.  Each
              -----------------------------------------------------------
Loan Document to which it is party has been duly executed and delivered by the Borrower and each of its Subsidiaries.

          (c) Binding Obligations of the Borrower and its Subsidiaries.  Each
              --------------------------------------------------------
Loan Document to which it is party is the legal, valid and binding obligation of the Borrower and each of its Subsidiaries, enforceable against each of them in accordance with their respective terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

          (d) No Conflict.  The execution, delivery and performance by the
              -----------
Borrower and each of its Subsidiaries of each Loan Document, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) violate any provision of the charter or bylaws of the Borrower or any of its Subsidiaries or any provision of Applicable Law binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or require the approval or consent of any Person pursuant to (which consents have been obtained and are in full force and effect, except as disclosed in Schedule 4.02 hereto), any Contractual Obligation of the Borrower or any of its Subsidiaries except as would not have a material adverse effect upon the business, assets, prospects, results of operation or financial condition of the Borrower and its Subsidiaries taken as a whole, or (iii) result in the creation or imposition of any Lien upon any asset of the Borrower or any Subsidiary, except for Liens in favor of the Lender.

          (e) Government Approvals.  Except for filings and recordings in
              --------------------
connection with the perfection of Liens created by the Collateral Documents or which are described on Schedule 4.02, which in each case have been made and are in full force and effect, no Governmental Approval is or will be required in connection with the execution, delivery and performance by the Borrower or any of its Subsidiaries of each Loan Document to which it is party or the transactions contemplated hereby or thereby or to ensure the legality, validity or enforceability hereof or thereof.

          (f) Authorization by Holdings.  The execution, delivery and
              -------------------------
performance by Holdings of the Holdings Guaranty and the Holdings Pledge Agreement has been duly authorized by all necessary corporate action on the part of Holdings.

          (g) Execution and Delivery by Holdings.  Each of the Holdings Guaranty
              ----------------------------------
and the Holdings Pledge Agreement have been duly executed and delivered by Holdings.

          (h) Binding Obligation of Holdings.  The Holdings Guaranty and the
              ------------------------------
Holdings Pledge Agreement are the legal, valid and binding obligations of Holdings, enforceable against it in accordance with their respective terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

          (i) No Conflict -- Holdings.  The execution, delivery and performance
              -----------------------
by Holdings of the Holdings Guaranty and the Holdings Pledge Agreement do not and will not (i) violate any provision of the certificate of incorporation or bylaws of Holdings or any provision of Applicable Law binding on Holdings, (ii) conflict with, result in a breach of or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or require the approval or consent of any Person pursuant to, any Contractual Obligation of Holdings, or (ii) result in the creation or imposition of any Lien upon any asset of Holdings, except for a first priority Lien in the CBCREG Capital Stock securing the Senior Secured Obligations and a second priority Lien in the CBCREG Capital Stock securing the Subordinated Debt.

          (j) Governmental Approvals -- Holdings.  No Governmental Approval is
              ----------------------------------
or will be required in connection with the execution, delivery and performance by Holdings of the Holdings Guaranty, the Holdings Pledge Agreement or the transactions contemplated hereby or thereby, or to ensure the legality, validity or enforceability hereof or thereof.

          SECTION 4.03  COLLATERAL DOCUMENTS.
                        --------------------

          (a) The provisions of the Security Agreements are effective to create in favor of the Agent, on behalf of the Lenders, a legal, valid and enforceable security interest in all right, title and interest of the Borrower and its Subsidiaries in the Collateral (as defined therein); and the security interest of the Agent, on behalf of the Lenders, in such Collateral constitutes a valid, perfected first priority security interest, to the extent the filing of financing statements under the applicable Uniform Commercial Code in the appropriate jurisdictions, or the delivery of instruments, is a permissible method of perfection of such security interests in the Collateral described therein, subject to no prior Liens, except for Permitted Liens.

          (b) The provisions of each Mortgage to which the Borrower or any of its Subsidiaries is a party are effective to grant to the Agent, on behalf of the Lenders, a legal, valid and enforceable mortgage Lien on all of its right, title and interest in the mortgaged Real Property thereunder. When each Mortgage is duly recorded in the office(s) listed on Schedule 3.01(i) hereto and the mortgage recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state law applicable to the recording of real estate mortgages generally, each Mortgage shall constitute a fully perfected lien on and security interest in such mortgaged property, subject only to Permitted Liens.

          (c) The provisions of the Pledge Agreements are effective to create in favor of the Agent, on behalf of the Lenders, a legal, valid and enforceable security interest in the Collateral (as defined therein). The security interest of the Agent, on behalf of the Lenders, in such Pledged Stock constitutes a valid, perfected security interest, subject to no prior Liens.

          SECTION 4.04  FINANCIAL INFORMATION.
                        ---------------------

          (a) The consolidated balance sheets of the Borrower and its Subsidiaries as at December 31, 1995 and the consolidated statements of income, retained earnings and cash flow of the Borrower and its Subsidiaries for the fiscal year then ended, certified by the Borrower's independent certified public accountants, copies of which have been delivered to the Agent, were prepared in accordance with GAAP consistently applied and fairly present the consolidated financial position of the Borrower and its Subsidiaries as at the respective dates thereof and the results of operations and cash flows of the Borrower and its Subsidiaries for the periods then ended. Neither the Borrower nor any of its Subsidiaries had on such dates any material Contingent Obligations, liabilities for Taxes or long-term leases, unusual forward or long-term commitments or unrealized or unanticipated losses from any unfavorable commitments which are not reflected or reserved against in the foregoing statements or in the notes thereto.

          (b) The Borrower's unaudited consolidated balance sheet as at June 30, 1996 and related statements of income, retained earnings and cash flow for the period then ended certified by the Chief Financial Officer of the Borrower, a copy of which has been delivered to the Lender, were prepared in accordance with GAAP consistently applied (except to the extent noted therein) and fairly present the financial position of the Borrower and its Subsidiaries as of such date and the results of operations and cash flows for the period covered thereby, subject to normal year-end audit adjustments. Neither the Borrower nor any of its Subsidiaries had on such date any material Contingent Obligations, liabilities for Taxes or long-term leases, unusual forward or long-term commitments or unrealized or unanticipated losses from any unfavorable commitments which are not reflected or reserved against in the foregoing statements or in the notes thereto.

          SECTION 4.05  NO MATERIAL ADVERSE CHANGES.  There has been no material
                        ---------------------------
adverse change in the business, assets, prospects, results of operation or financial condition of the Borrower or the Borrower and its Subsidiaries, taken as a whole, since either (a) June 30, 1995 or (b) the date of any financial statements delivered after the date hereof by the Borrower to the Agent pursuant to Section 5.01 hereof.

          SECTION 4.06  LITIGATION.  Except as disclosed in Schedule 4.06
                        ----------
hereto, on the date hereof there are no material actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary or any of its or their respective properties before any Governmental Authority and, in the opinion of the Borrower as of the date hereof, there are no actions, suits or proceedings pending, (a) in which there is a reasonable possibility of an adverse determination that could have a material adverse effect on the business or financial condition of the Borrower and its Subsidiaries taken as a whole, or (b) which in any manner draws into question the validity or the enforceability of this Agreement or any other Loan Document or could materially impair the ability of the Borrower to fulfill its obligations under this Agreement or any other Loan Document. For purposes of this representation, "material actions, suits or proceedings" shall mean any litigation which the Borrower has determined could result in a judgment in excess of $1,000,000.

          SECTION 4.07  AGREEMENTS; APPLICABLE LAW.  Neither the Borrower nor
                        --------------------------
any Subsidiary is in violation of any Applicable Law, or in default under any Contractual Obligations to which it is a party or by which its property is bound, where such default could have a material adverse effect on the business, assets, prospects, results of operation or financial condition of the Borrower and its Subsidiaries taken as a whole.

          SECTION 4.08  TAXES.  Holdings has filed all United States federal
                        -----
income tax returns and all other tax returns required to be filed in respect of the consolidated group of which the Borrower and its Subsidiaries are a part, and each of Holdings and each other member of such group has paid all Taxes shown to be due on the returns so filed as well as all other assessments, governmental charges and other Taxes which are due. The Borrower does not know of any proposed, asserted or assessed tax deficiency against the Borrower or any of its Subsidiaries that would be material to the financial condition of the Borrower or the Borrower and its Subsidiaries, taken as a whole. Neither the Borrower nor any of its Subsidiaries is a party to or obligated under any tax sharing or similar agreement.

          SECTION 4.09  GOVERNMENTAL REGULATION.
                        -----------------------

          (a) Neither the Borrower nor any Subsidiary is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or a company controlled by such a company or (ii) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or to any Federal or state statute or regulation limiting its ability to incur Debt for money borrowed.

          (b) Neither the making of the Loans hereunder nor the use of the proceeds thereof as contemplated hereby will violate the Foreign Assets Control Regulations, the Foreign Funds Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, the Iranian Assets Control Regulations, the Nicaraguan Trade Control Regulations, the Libyan Sanctions Regulations or the South African Transactions Regulations of the United States Treasury Department (as defined in 31 C.F.R., Subtitle B, Chapter V, as amended).

          SECTION 4.10  MARGIN REGULATIONS.
                        ------------------

          (a) Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purposes of purchasing or carrying Margin Stock.

          (b) The Borrower does not own any Margin Stock.

          SECTION 4.11  EMPLOYEE BENEFIT PLANS.
                        ----------------------

          (a) The Borrower and each of its ERISA Affiliates is as of the date of this Agreement in compliance in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Plans and Multiemployer Plans. There has been no prohibited transaction within the meaning of Section 406 of ERISA and Section 4975 of the Code, with respect to any Plan or Multiemployer Plan, which could result in any material liability of the Borrower or any of its respective ERISA Affiliates. The Borrower and its ERISA Affiliates have made any and all payments required to be made under any agreement relating to a Multiemployer Plan or any law pertaining thereto.

          (b) Except as set forth on Schedule 4.11 hereto, neither the Borrower nor any ERISA Affiliate of the Borrower has during the last six (6) years sponsored, maintained, or contributed to:

               (i) Any multiemployer plan as defined in Sections 3(37) and 4001(a)(3)(A) of ERISA;

               (ii) Any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV of ERISA or the minimum funding standards of Section 412 of the Code;

               (iii) Any "employee welfare benefit plan" as defined in Section 3(1) of ERISA which covers retirees (except to the extent that such coverage is limited to coverage required by Title 1, Part 6 of ERISA); or

               (iv) Any employee benefit plan (as defined in Section 3(3) of ERISA) or other fringe benefit plan maintained in connection with any trust described in Section 501(c)(9) of the Code.

          (c) Neither the Borrower nor any of its ERISA Affiliates has incurred or (based on the information set forth on Schedule 4.11) reasonably expects to incur any withdrawal liability under ERISA to any Multiemployer Plan. Neither the Borrower nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

          (d) To the extent that any Plan (which is a "welfare plan" under Section 3(1) of ERISA) is insured, and except as otherwise disclosed on Schedule 4.11, the Borrower, its Subsidiaries and their respective ERISA Affiliates have paid all premiums required to be paid for all periods through and including the most recent full month prior to the Closing Date. To the extent that any Plan (which is a "welfare plan" as defined above) is funded (other than with insurance), the Borrower, its Subsidiaries and their respective ERISA Affiliates have made all contributions required to be paid for all periods through and including the most recent full month period to the Closing Date and such Plans, to the extent that their funding is based on actuarial principles, are actuarially sound at the Closing Date.

          SECTION 4.12  TITLE TO PROPERTY; LIENS.  Except as disclosed in
                        ------------------------
Schedule 4.12 hereto, the Borrower and its Subsidiaries have good and marketable title to, or valid and subsisting leasehold interests in, all of their respective Real Property, and good title to or valid and subsisting leasehold interests in all of their respective other property reflected in their books and records as being owned by them, and none of such property is subject to any Lien, except for Permitted Liens and Liens securing the Obligations and other Liens permitted under Section 6.01 hereof.

          SECTION 4.13  NO MATERIALLY ADVERSE AGREEMENTS; NO DEFAULTS.
                        ---------------------------------------------

          (a) Neither the Borrower nor any of its Subsidiaries is a party to or bound by any unduly burdensome Contractual Obligation which materially and adversely affects the business, assets, prospects, results of operations or financial condition of the Borrower and its Subsidiaries taken as a whole.

          (b) Neither the Borrower nor any of its Subsidiaries is in default in the performance or observance of any of the covenants or conditions contained in any of its Contractual Obligations, except where such default or defaults, if any, would not have a material adverse effect on the business, assets, prospects, results of operation or financial condition of the Borrower and its Subsidiaries taken as a whole.

          SECTION 4.14  CAPITALIZATION AND OWNERSHIP.
                        ----------------------------

          (a) The authorized Capital Stock of the Borrower on the date hereof consists of one thousand (1,000) shares of common stock, par value $0.01 per share, of which one hundred (100) shares are issued and outstanding. All such outstanding shares of such common stock were duly authorized and validly issued and are fully paid and nonassessable and are owned beneficially and of record by Holdings, free and clear of all Liens and encumbrances whatsoever, except for the first priority Lien securing the Obligations and a second priority Lien securing the Subordinated Debt.

          (b) There are no outstanding subscriptions, options, warrants, calls, rights (including preemptive rights) or other agreements or commitments of any nature relating to any Capital Stock of the Borrower or any of its Subsidiaries.

          (c) The Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock.

          SECTION 4.15  LICENSES, TRADEMARKS, ETC.  The Borrower and its
                        -------------------------
Subsidiaries own or hold valid licenses in all necessary Trademarks, copyrights, patents, patent rights and licenses to conduct their respective businesses as heretofore operated and as proposed to be conducted. All of the Borrower's and its Subsidiaries' registered Trademarks, copyrights, patents, patent rights, licenses (excluding unregistered licenses of computer software owned by the Borrower or any Subsidiary) or other similar rights owned or used by the Borrower or any Subsidiary are listed in Schedule 4.15 hereto, showing for each item the owner thereof, and the date (except with respect to trade names) and place of registration thereof. Neither the Borrower nor any of its Subsidiaries has been charged or, to the knowledge of the Borrower, threatened to be charged with any infringement of, nor has any of them infringed on, any unexpired Trademark, patent, patent registration, copyright, copyright registration or other proprietary right of any Person.

          SECTION 4.16  ENVIRONMENTAL CONDITION.  Except as set forth on
                        -----------------------
Schedule 4.16 hereto:

          (a) To the Borrower's knowledge, all Real Property that the Borrower or any of its Subsidiaries owns or possesses is free from contamination from any Hazardous Materials. Neither the Borrower nor any of its Subsidiaries has caused or suffered, nor to the knowledge of the Borrower, has any other party previously involved in operations at any Real Property owned or possessed by the Borrower or any of its Subsidiaries caused or suffered any Environmental Damages that would have a material adverse effect on the business or financial condition of the Borrower and its Subsidiaries taken as a whole.

          (b) Neither the Borrower nor any Subsidiary or, to the Borrower's knowledge, any prior owner or occupant, of the Real Property owned by the Borrower or any of its Subsidiaries has received notice of any alleged violation of Environmental Requirements of the type set forth in clause (i) in the definition thereof or, to Borrower's knowledge, of the type set forth in clause
(ii) in the definition thereof, or notice of any alleged liability for Environmental Damages in connection with the Real Property, and there exists no writ, injunction, decree, order or judgment outstanding, nor any claim, suit, proceeding, citation, directive, summons or investigation, pending or threatened, relating to the ownership, use, maintenance or operation of the Real Property by any Person, or from alleged violation of Environmental Requirements, or from the suspected presence of Hazardous Materials thereon, nor, to the knowledge of the Borrower, does there exist any basis for such claim, suit, proceeding, citation, directive, summons or investigation being instituted or filed.

          (c) To the Borrower's knowledge, there is not constructed, placed, deposited, stored, disposed of nor located on the Real Property any polychlorinated biphenyls (PCBs) nor transformers, capacitors, ballasts, or other equipment which contains dielectric fluid containing PCBs, or any asbestos.

          SECTION 4.17  ABSENCE OF CERTAIN RESTRICTIONS.  Neither the Borrower
                        -------------------------------
nor any Subsidiary is subject to any Contractual Obligation (other than the Loan Documents and the Subordinated Debt Documents) which restricts or limits the ability of any Subsidiary to (a) pay dividends or make any distributions on its Capital Stock, (b) pay Indebtedness owed the Borrower or any Subsidiary, (c) make any loans or advances to the Borrower or (d) transfer any of its property to the Borrower, except as set forth on Schedule 4.17 hereto.

          SECTION 4.18  LOCATION OF ASSETS AND CHIEF EXECUTIVE OFFICES.  As of
                        ----------------------------------------------
the date hereof, the chief executive office of the Borrower is located in Los Angeles, California, and the Real Property and no tangible personal property of the Borrower having a fair value, in the aggregate, in excess of $50,000 is located at any location or locations other than those identified on Schedule 4.18.

          SECTION 4.19  NO DEFAULTS.  No Default or Event of Default has
                        -----------
occurred and is continuing. Neither the Borrower nor any Subsidiary is in violation of or in default under any Applicable Law binding on the Borrower or any Subsidiary or any Contractual Obligation binding upon or affecting it or any of its properties that could have a material adverse effect on the business, assets, prospects, results of operation or financial condition of the Borrower and its Subsidiaries taken as a whole.

          SECTION 4.20  DISCLOSURE.  No representation or warranty of Holdings,
                        ----------
the Borrower or any Subsidiary contained in this Agreement or any other Loan Document or any information in any other document, certificate or written statement furnished to the Lender by or on behalf of Holdings, the Borrower or any Subsidiary with respect to the business, assets, prospects, results of operation or financial condition of Holdings or the Borrower or any Subsidiary of the Borrower for use in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Borrower (other than matters of a general economic nature) which materially and adversely affects the business, assets, prospects, results of operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement, which has not been disclosed herein or in such other documents, certificates, and statements furnished to the Lender for use in connection with the transactions contemplated hereby.

                                   ARTICLE V

                     AFFIRMATIVE COVENANTS OF THE BORROWER
                     -------------------------------------

          The Borrower covenants and agrees that, so long as any portion of the Commitments shall be in effect and until all Obligations of the Borrower are paid in full, the Borrower shall perform each and all of the following:

          SECTION 5.01  FINANCIAL STATEMENTS AND OTHER REPORTS.  The Borrower
                        --------------------------------------
will deliver to the Agent:

          (a) as soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year of Holdings, consolidated and consolidating balance sheets of Holdings and its Subsidiaries as of the end of such year and the related consolidated (and, except as to statements of stockholders' equity, consolidating) statements of income, stockholders' equity and cash flow of the Borrower and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by an unqualified report thereon of Arthur Andersen LLP or other independent certified public accountants of recognized national standing selected by the Borrower and satisfactory to the Lender, which report shall state that such consolidated financial statements fairly present the financial position of Holdings and its Subsidiaries as at the date indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and (ii) in the case of such consolidating financial statements, certified by the Chief Financial Officer or Chief Accounting Officer of Holdings as being fairly stated in all material respects when considered in relation to the audited consolidated financial statements of the Holdings, provided that the
                                                               --------
Borrower shall be required to deliver such consolidating balance sheets and statements of income and cash flow as to Holdings and its Reporting Subsidiaries;

          (b) as soon as practicable and in any event within thirty (30) days after the end of each Fiscal Quarter, a consolidated balance sheet of Holdings and its Reporting Subsidiaries as at the end of such quarter and the related consolidated statement of income of Holdings and its Subsidiaries for such quarter and the portion of Holdings' fiscal year ended at the end of such quarter, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the prior fiscal year, all in reasonable detail and certified by Holdings' Chief Financial Officer or Chief Accounting Officer as fairly presenting the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated, subject to normal year-end adjustment;

          (c) together with each delivery of financial statements of Holdings and its Subsidiaries pursuant to subsections (a) and (b) above, a certificate of the Chief Financial Officer and the Secretary of Holdings (i) stating that such officers have reviewed the terms of the Loan Documents and have made, or have caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence of any Default or Event of Default during or at the end of such accounting period and that such officers do not have knowledge of the existence, as at the date of such certificate, of any Default or Event of Default, or, if they do have knowledge that a Default or an Event of Default existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking, or proposes to take with respect thereto, and (ii) setting forth the calculations required to establish whether the Borrower was in compliance with Section 6.06, on the date of such financial statements;

          (d) together with each delivery of consolidated financial statements of Holdings and its Subsidiaries pursuant to subsection (a) above, and so long as and to the extent not contrary to the then current recommendations of the American Institute of Certified Public Accountants, a written statement by the independent certified public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of this Agreement and the Notes as they relate to accounting matters, (ii) stating whether in connection with their audit examination, any Default or Event of Default has come to their attention and, if so, specifying the nature and period of existence thereof, and (iii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to subsection
(c) above;

          (e) immediately upon any Responsible Officer becoming aware thereof, notice of any Default or Event of Default, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available by Holdings or the Borrower to its security holders, all registration statements (other than the exhibits thereto) and annual, quarterly or monthly reports, if any, filed by Holdings with the SEC;

          (g) promptly upon becoming aware of the occurrence of (i) any Reportable Event, (ii) any "prohibited transaction," as such term is defined in
Section 4975 of the Code (which prohibited transaction could subject any member of the Controlled Group (including ERISA Affiliates) to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code in connection with any Plan (or any trust created thereunder)), (iii) any assertion of withdrawal liability of any Multiemployer Plan, (iv) any partial or complete withdrawal (by the Borrower or an ERISA Affiliate) under Title IV of ERISA (or assertion thereof), (v) any cessation of operations (by the Borrower or an ERISA Affiliate) at a facility in the circumstances described in Section 4068(f) of ERISA, (vi) the withdrawal by the Borrower or an ERISA Affiliate from a Multi-Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA, (vii) the failure by the Borrower or any ERISA Affiliate to make a payment to a Plan required under
Section 302(f)(1) of ERISA, which section imposes a lien for failure to make required payments, or (viii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA;

          (h) promptly, copies of (i) all notices received by any member of the Controlled Group of the PBGC's intent to terminate any Plan administered or maintained by the Borrower or its ERISA Affiliates or to have a trustee appointed to administer any such Plan and (ii) at the request of the Agent each annual report (IRS Form 5500 Series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or its ERISA Affiliates, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or its Subsidiaries in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any member of the Controlled Group with the IRS with respect to each such Plan;

          (i) promptly after the Borrower obtains knowledge thereof, notice of all litigation or proceedings commenced or threatened affecting the Borrower in which there is a reasonable possibility of an adverse decision and (i) which involves alleged liability in excess of $1,000,000, (ii) in which injunctive or similar relief is sought which if obtained could have a material adverse effect on the business, assets, prospects, results of operation or financial condition of the Borrower and its Subsidiaries taken as a whole or (iii) which questions the validity or enforceability of any Loan Document or Acquisition Document;

          (j) promptly upon receipt thereof, copies of all final reports or letters submitted to the Borrower by its independent certified public accountants in connection with each annual, interim or special audit of the financial statements of the Borrower or its Subsidiaries made by such accountants, including, without limitation, any management report, and the Borrower agrees to obtain such a report in connection with each of its annual audits;

          (k) upon request by the Agent, an appraisal of all Real Property of the Borrower and its Subsidiaries (including both fee and leasehold interests), performed by an appraiser of recognized national standing selected by the Borrower and satisfactory to the Required Lenders, which appraisal shall set forth the fair market value and orderly liquidation value of the Real Property and equipment and shall otherwise be in form and substance satisfactory to the Required Lenders;

          (l) promptly upon receipt or availability thereof, a copy of any notices or reports received or sent to any Person in connection with Subordinated Debt and a copy of any amendment or supplement to, or material extension, renewal or waiver with respect to, any of the documents or instruments governing Subordinated Debt;

          (m) promptly after the availability thereof, copies of all amendments to the certificate of incorporation or bylaws of the Borrower and any of its Subsidiaries;

          (n) promptly after the receipt thereof, a copy of any notice, summons, citation, letter or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of the Borrower or any of its Subsidiaries for Environmental Damages in connection with its Real Property or past or present activities of any Person thereon;

          (o) as soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter, or more frequently if requested by the Lender, a report of all Investments made in such Fiscal Quarter pursuant to
Section 6.04, the amount of such Investments and a summary, in reasonable detail, of the Borrower's good faith estimate of the fair value of all Investments made to the end of such Fiscal Quarter; and

          (p) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Lender may request.

          SECTION 5.02  RECORDS AND INSPECTION.  The Borrower shall, and shall
                        ----------------------
cause each Subsidiary to, maintain adequate books, records and accounts as may be required or necessary to permit the preparation of consolidated financial statements in accordance with sound business practices and GAAP. The Borrower shall, and shall cause each Subsidiary to, permit such persons as the Agent or any Lender may designate, at reasonable times and as often as may be requested, to (a) visit and inspect any properties of the Borrower and its Subsidiaries,
(b) inspect and copy their books and records, and (c) discuss with their officers and employees and their independent accountants, their respective businesses, assets, liabilities, prospects, results of operation and financial condition. The Agent and each Lender will use reasonable efforts, consistent with its normal business practices, to maintain the confidentiality of any information so received.

          SECTION 5.03  CORPORATE EXISTENCE, ETC.  The Borrower will, and will
                        ------------------------
cause each Subsidiary to, at all times preserve and keep in full force and effect its corporate existence and any rights and franchises material to its business, provided, however, that the corporate existence of any Subsidiary may
          --------  -------
be terminated if such termination is not disadvantageous in any material respect to the Lenders.

          SECTION 5.04  PAYMENT OF TAXES.  The Borrower shall, and shall cause
                        ----------------
each Subsidiary to, pay and discharge all Taxes imposed upon it or any of its properties or in respect of any of its franchises, business, income or property before any material penalty shall be incurred with respect to such Taxes, provided, however, that, unless and until foreclosure, distraint, levy, sale or
--------  -------
similar proceedings shall have commenced, the Borrower and its Subsidiaries need not pay or discharge any such Tax so long as the validity or amount thereof is contested in good faith and by appropriate proceedings and so long as any reserves or other appropriate provisions as may be required by GAAP shall have been made therefor.

          SECTION 5.05  MAINTENANCE OF PROPERTIES.  The Borrower shall maintain
                        -------------------------
or cause to be maintained in good repair, working order and condition (ordinary wear and tear excepted), all of those properties useful or necessary to its business, and from time to time the Borrower will make or cause to be made all appropriate repairs, renewals and replacements thereto.

          SECTION 5.06  MAINTENANCE OF INSURANCE.
                        ------------------------

          (a) The Borrower shall, and shall cause each Subsidiary to, maintain, with financially sound and reputable insurance companies satisfactory to the Lender, insurance in at least such amounts, of such character and against at least such risks as is maintained by the Borrower and its Subsidiaries on the date of this Agreement and described on Schedule 5.06 hereto, or, if such insurance is not available on a commercially reasonable basis, with the Agent's prior written consent, such insurance, in at least such amounts, of such character and as against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business. The Borrower shall furnish to the Agent, upon written request, full information as to the insurance in effect at any time.

          (b) As soon as practicable after the Effective Date, the Borrower shall cause (i) all liability insurance policies to name the Agent as an additional insured, (ii) all property loss or damage insurance policies with respect to any assets of the Borrower to contain a loss payable clause in favor of the Agent as provided in the respective Collateral Documents, (iii) all insurance policies to provide that no cancellation, reduction in amount or material adverse change in coverage thereof shall be effective until at least thirty (30) days after receipt by the Agent of written notice thereof, (iv) all insurance policies to insure the interests of the Agent regardless of any breach of or violation by the Borrower or any other Person of any warranties, declarations or conditions contained therein, (v) all insurance policies to provide that the Agent shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance or in connection with any representation or warranty made by the Borrower in connection with obtaining such insurance, (vi) all business interruption insurance to name the Agent as a loss payee, and (vii) all applicable insurance policies to contain such other provisions as are set forth in the relevant Collateral Documents.

          (c) Any payments received by the Agent or any Lender from any insurer with respect to loss or damage to any buildings, equipment and facilities constituting a portion of the Collateral shall, if an Event of Default shall have occurred and be continuing or under other circumstances as may be provided in the respective Collateral Document, be treated as Net Cash Proceeds of an Asset Disposition and applied as a mandatory repayment of the Term Loans as set forth in Section 2.05(b).

          (d) As soon as practicable, and in any event no later than the expiration date of each policy maintained hereunder, the Borrower shall either
(i) deliver to the Agent copies of the renewals of the insurance policies (in each case, with a certified true and correct copy of such policy by the insurer named therein if available, or in any event, not later than fifteen (15) days after the expiration date of the prior policy) maintained by the Borrower as required by this Section 5.06 or (ii) notify the Agent of the policies which have not been renewed.

          SECTION 5.07  CONDUCT OF BUSINESS.  The Borrower will not, and will
                        -------------------
not permit any of its Subsidiaries to, engage in any business other than the businesses in which the Borrower and its Subsidiaries are engaged as of the date hereof or any businesses or activities substantially similar or related thereto, except for other businesses which constitute an insubstantial part of the business of the Borrower and its Subsidiaries taken as a whole. The Borrower shall, and shall cause each Subsidiary to, conduct its business in compliance in all material respects with Applicable Law and all material Contractual Obligations.

          SECTION 5.08  FURTHER ASSURANCES.
                        ------------------

          (a) At any time or from time to time upon the request of the Agent, the Borrower shall execute and deliver, and shall cause its Subsidiaries to execute and deliver, such further documents and do such other acts and things as the Agent may reasonably request in order to effect fully the purpose of this Agreement, the Collateral Documents, the other Loan Documents and any other agreement contemplated hereby and to provide for payment with respect to the Term Loans in accordance with the terms of this Agreement and the other Loan Documents.

          (b) Within ten (10) days after the earlier of (i) payment in full or defeasance (including without limitation by delivery of one or more letters of credit) of the obligations of WREAP to the Westmark Sellers or (ii) at such time as such a security interest or lien no longer is prohibited by the Westmark Acquisition Documents, Borrower shall, or shall cause a Subsidiary to, grant to the Agent, for the benefit of the Lenders, a security interest in or lien on the Capital Stock of each Westmark Guarantor, and shall cause each Westmark Guarantor to grant a lien in substantially all of its assets to the Agent, for the benefit of the Lenders.

          SECTION 5.09  ADDITIONAL COLLATERAL.
                        ---------------------

          (a) With respect to any Real Property of the Borrower or any Subsidiary, whether now owned or acquired after the date hereof, the Borrower or such Subsidiary shall, promptly upon request therefor by the Agent, grant or cause to be granted to the Agent, for the benefit of the Lenders, a Mortgage Lien on any or all such Real Property, upon terms substantially the same as those set forth in the Mortgages, and such other terms as may be reasonably requested by the Agent with respect to the particular collateral, and subject only to those types of Liens permitted by Section 6.01; provided, however, that
                                                        --------  -------
neither Borrower nor any Subsidiary shall be required to grant a Mortgage Lien on any such Real Property if the granting of such Mortgage Lien would conflict with or constitute a default under any document or instrument creating a Lien permitted by Section 6.01(d). The Borrower, at its own expense, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, and thereafter cause to be registered, filed or recorded, in each appropriate governmental office, any document or instrument deemed by the Lender to be necessary or desirable for the creation and perfection of the foregoing Liens and shall pay all taxes and fees related to such registration, filing or recording.

          (b) Upon the creation or acquisition of any direct or indirect Subsidiary of the Borrower after the date hereof, the Borrower shall immediately
(i) pledge to the Agent for the benefit of the Lenders all of the issued and outstanding Capital Stock of such Subsidiary pursuant to a pledge agreement in form and substance satisfactory to the Agent, and (ii) cause each such Subsidiary to execute and deliver to the Agent for the benefit of the Lenders the Subsidiary Guaranty, the Subsidiary Security Agreement and such other Collateral Documents as the Agent may request; provided, however, that the Agent
                                               --------  -------
hereby agrees to subordinate such Subsidiary's obligations under the Subsidiary Guaranty to such Subsidiary's obligations with respect to any Permitted Seller Indebtedness incurred in connection with the acquisition of such Subsidiary on customary terms reasonably satisfactory to the Agent.

          (c) Upon consummation of any Investment in excess of $100,000, the Borrower shall pledge such Investment to the Agent for the benefit of the Lenders as additional Collateral, and shall take any and all action necessary to perfect and protect the lien or security interest created thereby.

          (d) Notwithstanding the foregoing provisions of this Section 5.09 or any other provision hereof, unless the Agent shall specifically waive this
Section 5.09(d) in writing, all additional collateral consisting of Real Property in California shall secure only the Specified Mortgage Loan Obligations and all other additional collateral shall secure the Senior Secured Obligations.

          SECTION 5.10  FUTURE INFORMATION.  All data, certificates, reports,
                        ------------------
statements, documents and other information furnished to the Agent or the Lenders in connection with this Agreement or any amendment or modification of, or waiver under, this Agreement shall, at the time the information is so furnished, (i) be complete and correct in all material respects to the extent necessary to give the Agent and the Lenders sufficient and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact and (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such information is furnished.

          SECTION 5.11  PROCEEDS OF ASSET DISPOSITIONS BY SUBSIDIARIES.
                        ----------------------------------------------

          (a) The Borrower will cause each Subsidiary to pay to or transfer to the Borrower, as dividends or distributions on Capital Stock, the Borrower's ratable interest, in accordance with its percentage ownership, direct or indirect, of such Subsidiary, in Net Cash Proceeds of Asset Dispositions and Excess Proceeds of the Sale of Stock received by or for the account of such Subsidiary, except to the extent that, at the time such payment or transfer is required by this Section 5.11 to be made, such payment or transfer as a dividend or distribution on Capital Stock is not permitted under Applicable Law or by the terms of a written agreement binding on such Subsidiary; provided, that no such
                                                         --------
legal or contractual prohibition shall affect the Borrower's obligations under
Section 2.05(b)(i) hereof.

          (b) Concurrently with the receipt by or for the account of the Borrower or any Subsidiary of Non-Cash Proceeds of any Asset Disposition, the Borrower shall, or shall cause the relevant Subsidiary to, promptly perform all actions necessary or deemed necessary or advisable by the Lender to grant, create, perfect and maintain perfected a security interest therein in favor of the Lender.

          SECTION 5.12  SUBORDINATION OF INTERCOMPANY LOANS AND ADVANCES TO THE
                        -------------------------------------------------------
BORROWER.  The Borrower shall cause any Indebtedness owed by the Borrower to any
--------
Subsidiary to be subordinated to the Obligations on terms of subordination satisfactory to the Agent and no less favorable to the Lenders than the terms of subordination set forth in the Senior Subordinated Credit Agreement as in effect on the date hereof.

          SECTION 5.13  DEPOSIT ACCOUNTS.  The Borrower will maintain and will
                        ----------------
cause its Subsidiaries to maintain all deposit accounts in accordance with the terms of the Security Agreements and the exhibits thereto.

                                  ARTICLE VI

                      NEGATIVE COVENANTS OF THE BORROWER
                      ----------------------------------

          The Borrower covenants and agrees that, so long as any portion of the Commitments shall be in effect and until all Obligations of the Borrower are paid in full, the Borrower shall perform each and all of the following:

          SECTION 6.01  LIENS.  The Borrower shall not, and shall not permit any
                        -----
of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of the Borrower or any Subsidiary, whether now owned or hereafter acquired, or any income or profits therefrom or rights in respect thereof, except:

          (a) Liens securing the Obligations;

          (b) Permitted Liens;

          (c) Any attachment or judgment Lien (i) execution of which has been stayed, (ii) payment of which is covered in full by insurance, or (iii) in respect of which the Borrower or its Subsidiary shall in good faith be prosecuting an appeal or proceedings for review and shall have set aside on its books such reserves as may be required by GAAP with respect to such judgment or award;

          (d) Liens existing on property or assets of any Person at the time such Person becomes a Subsidiary of the Borrower, but only, in any such case,
(i) if such Lien was not created in contemplation of such Person becoming a Subsidiary of the Borrower, (ii) so long as the obligation secured by such Lien is not in default at the time such Person becomes a Subsidiary of the Borrower, and (iii) so long as such Lien does not encumber any assets other than the property subject to such Lien immediately prior to the time such Person becomes a Subsidiary of the Borrower; and Liens existing on assets acquired by Borrower or a Subsidiary of the Borrower, but only, in any such case, (x) if such Lien was not created in contemplation of such assets being acquired by Borrower or the Subsidiary, (y) so long as the obligation secured by such Lien is not in default at the time such assets are acquired by Borrower or the Subsidiary, and
(z) so long as such Lien does not encumber any assets other than the assets subject to such Lien immediately prior to the time such assets are acquired by Borrower or the Subsidiary;

          (e) Liens on assets securing Indebtedness permitted to be incurred or assumed pursuant to Section 6.02 (f) hereof, including any interest or title of a lessor under any Capitalized Lease, provided that any such Lien does not
                                      --------
encumber any property other than assets constructed or acquired with the proceeds of such Indebtedness;

          (f) leases or subleases granted to others not interfering with the ordinary and usual course of business of, and consistent with past practices of, the Borrower or any of its Subsidiaries;

          (g) any Lien constituting a renewal, extension or replacement of any Existing Lien or any Lien permitted by clause (d) or (e) of this Section 6.01, but only, in the case of each such renewal, extension or replacement Lien, to the extent that (i) the principal amount of Indebtedness secured thereby does not exceed the principal amount of such Indebtedness secured by such Existing Lien or Lien permitted by clause (d) or (e), and (ii) such Lien is limited to all or a part of the property subject to the Lien extended, renewed or replaced;

          (h) Liens on Permitted Investments owned by Melody, to secure Indebtedness under the Melody Loan Arbitrage Facility, if such Permitted Investments were acquired by Melody with the proceeds of incurrence of such Indebtedness;

          (i) Liens on commercial mortgage loans originated and owned by Melody subject to an irrevocable, unconditional commitment to purchase such commercial mortgage loans, to secure Indebtedness of Melody under the Melody Warehousing Facility; and

          (j) Liens on the assets of any direct or indirect Subsidiary of the Borrower created or acquired in connection with a Permitted Acquisition and Liens on assets acquired by the Borrower or a Subsidiary in a Permitted Acquisition, which Liens secure Permitted Seller Indebtedness permitted by
Section 6.02(e) in connection with such Permitted Acquisition (but not including any refinancing thereof pursuant to Section 6.02(i));

provided that if, notwithstanding this Section 6.01, any Lien which
--------
this Section 6.01 prohibits shall be created or arise without the prior written consent of Lender (including with respect to this proviso), the specified Mortgage Loan Obligations (if such Lien is on Real Property in California) or the Senior Secured Obligations (if such Lien is on other property) shall be secured by such Lien equally and ratably with the other Indebtedness secured thereby, the Borrower will take or cause to be taken all such action as may be requested by the Agent to confirm and protect such Lien in favor of the Lender and the holder of such other Indebtedness, by accepting such Lien, shall be deemed to have agreed thereto and to share ratably with the Lender on that basis, the proceeds of such Lien, whether or not the Lender's security interest shall be perfected; provided further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by the Borrower in the performance or observance of this Section 6.01.

          SECTION 6.02  INDEBTEDNESS.  The Borrower shall not, and shall not
                        ------------
permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, or otherwise become or remain liable with respect to any Indebtedness, except:

          (a) the Obligations;

          (b) any Indebtedness of Subsidiaries under the Loan Documents;

          (c) Subordinated Debt under the Senior Subordinated Credit Agreement and guaranties thereof by Subsidiaries which are subordinated, on terms satisfactory to the Agent, to the Subsidiary Guaranty;

          (d) Existing Indebtedness, but not any extension, refunding or refinancing thereof;

          (e) Indebtedness incurred in connection with Permitted Acquisitions (including, without limitation, (x) existing Indebtedness of any Person that becomes a Subsidiary and (y) Indebtedness assumed by the Borrower or any Subsidiary or that is secured by any asset acquired by the Borrower or any Subsidiary, in each case upon consummation of such Permitted Acquisition), in an aggregate amount not to exceed $50,000,000 at any time outstanding, provided
                                                                    --------
that (i) at the time of incurrence of any such Indebtedness, the Pro Forma Fixed Charges Coverage Ratio shall be not less than 1.0:1.0; (ii) no Default or Event of Default shall have occurred and be continuing or shall result from the Permitted Acquisition (including by reason of any Indebtedness incurred in connection with such Permitted Acquisition), and (iii) not more than $15,000,000 of such Indebtedness at any time outstanding shall be Indebtedness that is not Permitted Seller Indebtedness.

          (f) purchase money Indebtedness, including Capitalized Lease Obligations; provided that (i) such Indebtedness is incurred in connection with
             --------
a Capital Expenditure permitted by Section 6.05 hereof, (ii) is secured only by Liens permitted by Section 6.01(e), (iii) does not exceed the cost to the Borrower or its Subsidiary of the assets constructed or acquired with the proceeds of such Indebtedness and (iv) is incurred within twelve (12) months following the date of the completion or acquisition of the asset so constructed or acquired;

          (g) Intercompany Indebtedness of a Subsidiary to the Borrower or a Wholly Owned Subsidiary, to the extent permitted by Sections 6.04(c) and (d) hereof;

          (h) other unsecured Indebtedness not in excess of $5,000,000 at any time outstanding;

          (i) Indebtedness incurred to refinance Indebtedness described in clauses (e) and (f), provided, that (i) the unpaid balance is not increased,
                     --------
(ii) such refinancing Indebtedness is Subordinated Debt if (x) the Indebtedness being refinanced is Subordinated Debt or (y) the Indebtedness being refinanced is Permitted Seller Indebtedness, and (iii) if the Indebtedness being refinanced is Subordinated Debt, (a) no mandatory payments of principal thereof are required prior to the date that is one year after the Maturity Date, (b) the final maturity thereof is not before the later of (I) one year after the Maturity Date or (II) the final maturity date of the Subordinated Debt being refinanced, (c) the terms thereof are not in any respect more restrictive than the terms of the Subordinated Debt being refinanced and the subordination provisions applicable thereto are at least as favorable to the Lenders as such provisions applicable to the Subordinated Debt being refinanced and (d) cash interest payments payable with respect thereto are payable at an interest rate not materially higher than the interest rate applicable to the Indebtedness being refinanced;

          (j) Indebtedness of the Borrower or a Mortgage Banking Subsidiary comprised of its obligation to repurchase mortgage loans pursuant to mortgage loan purchase and sale agreements entered into in connection with Mortgage Banking Activities;

          (k) Melody Permitted Indebtedness; and

          (l) Indebtedness of the Borrower comprised of a guaranty by Borrower of (i) the Melody Seller Senior Notes and the Melody Seller Contingent Notes and
(ii) the obligations of WREAP under the Amended and Restated Westmark Subordinated Credit Agreement, provided that in respect of clause (ii) such guaranty is subordinated to prior payment in full of the Obligations on terms satisfactory to the Agent and the Lenders, and such guaranty shall constitute "Subordinated Debt" for all purposes hereof.

          SECTION 6.03  RESTRICTED PAYMENTS.  The Borrower shall not, and shall
                        -------------------
not permit any of its Subsidiaries to, declare, pay or make, or agree to declare, pay or make, any Restricted Payment, except (a) dividends, distributions or payments by any Subsidiary to the Borrower or a Wholly Owned Subsidiary of the Borrower, (b) so long as no Default or Event of Default has occurred and is continuing, dividends or distributions by any Subsidiary to the Borrower and any other Person that is a stockholder or owner of another equity interest in such Subsidiary, so long as, in the case of each such dividend and distribution, the amounts thereof paid to the Borrower and such other Person are in the same proportion as the respective contributions to the capital of such Subsidiary made by the Borrower and such other Person, and (c) if no Default or Event of Default shall exist, or as a result of the proposed declaration, payment or other event would exist:

          (i) the Borrower may declare and pay dividends on the CBCREG Capital Stock to the extent necessary to enable Holdings to pay expenses of its operations in the ordinary course of business, in an amount not to exceed $50,000 in any year;

          (ii) the Borrower may declare and pay dividends on the CBCREG Capital Stock as follows:

                (A) prior to December 31, 1999, the Borrower may declare and pay dividends on the CBCREG Capital Stock to the extent necessary to permit Holdings to pay dividends accrued on its Series A-1, Series A-2 and Series A-3 Preferred Stock in the period from October 1, 1996 through the Fiscal Quarter last ended prior to the date of such payment by the Borrower (and not dividends accrued on such Preferred Stock in any period prior to October 1, 1996), or interest with respect to accrued but unpaid dividends, all in accordance with the certificates of designation with respect thereto in effect on the Effective Date; and

                (B) after December 31, 1999, the Borrower may declare and pay dividends on the CBCREG Capital Stock to the extent necessary to permit Holdings to pay any dividends accrued on its outstanding Series A-1, Series A-2 and Series A-3 Preferred Stock in the period of four Fiscal Quarters ended immediately prior to the date of such payment by the Borrower (and not dividends accrued on such Preferred Stock in any prior period) that may be declared by the Board of Directors of Holdings, or interest with respect to accrued but unpaid dividends, all in accordance with the certificates of designation with respect thereto in effect on the Effective Date;

provided, however, that the total amount of dividend and interest
--------  -------
payments made by Borrower pursuant to clauses (ii)(A) and (ii)(B) does not exceed 50% of Consolidated Net Income for the period commencing on the first day of the Fiscal Quarter within which the Effective Date occurs and ending on the last day of the last Fiscal Quarter ending prior to the date of declaration, taken as a single accounting period; and

          (iii)  the Borrower may make Permitted Tax Payments to Holdings.

          SECTION 6.04  INVESTMENTS.  The Borrower shall not, and shall not
                        -----------
permit any of its Subsidiaries to, make or own any Investment in any Person, except:

          (a) Permitted Investments;

          (b) Investments existing on the Effective Date and listed on Schedule 6.04;

          (c) Investments by any Subsidiary in the Borrower, or by the Borrower or any Subsidiary in any Wholly Owned Subsidiary that (i) has executed and delivered to the Agent the Subsidiary Guaranty and the Subsidiary Security Agreement, and (ii) is not subject to any Contractual Obligation that restricts or limits the ability of such Subsidiary to pay dividends or make distributions on its Capital Stock or otherwise transfer property to the Borrower or another Subsidiary or to make loans or advances to the Borrower or repay Indebtedness owing to the Borrower;

          (d) the Borrower may make loans or advances for working capital purposes to any of its Subsidiaries so long as (i) the aggregate amount of the Indebtedness of such Subsidiary to the Borrower is less than the net worth of such Subsidiary, (ii) such Indebtedness is incurred in the ordinary course of business of the Borrower and such Subsidiary, (iii) such Indebtedness is evidenced by a note or other instrument that is subject to a valid, perfected first priority Lien in favor of the Lender, and (iv) the aggregate amount of such Debt owing to the Borrower by all Subsidiaries of the Borrower is less than $5,000,000;

          (e) trade credit extended on usual and customary terms in the ordinary course of business;

          (f) so long as no Default or Event of Default shall have occurred and be continuing at the time such Investment is made, Investments constituting Permitted Acquisitions, up to an aggregate amount of such Investments equal to $100,000,000;

          (g) loans and advances to employees of the Borrower or its Subsidiaries for travel, entertainment and relocation expenses, and advances of commissions payable to employees, in each case in the ordinary course of business in an aggregate amount for the Borrower and its Subsidiaries not to
exceed [$              ] at any one time outstanding;

          (h) Investments by Mortgage Banking Subsidiaries comprised of (i) commitments to make mortgage loans in connection with Mortgage Banking Activities, (ii) mortgage loans made in connection with Mortgage Banking Activities, and (iii) advances of payments of principal and interest on mortgage loans originated in connection with Mortgage Banking Activities, made on terms customary in the mortgage banking industry by the Borrower or a Mortgage Banking Subsidiary in its capacity as servicer of such mortgage loans;

          (i) Investments in Capital Stock of a Person, where such Investments are conditioned upon the payment by such Person to the Borrower of a fee in connection with the CBC Partners Program and the amount of such Investment does not exceed the amount of such fee; and

          (j) other Investments in an aggregate amount not to exceed $2,500,000.

          SECTION 6.05  CAPITAL EXPENDITURES.  The Borrower shall not, and shall
                        --------------------
not permit any of its Subsidiaries to, make or incur any Capital Expenditures in any Fiscal Year, if, after giving effect thereto, the aggregate amount of all Capital Expenditures made by Borrower and its Subsidiaries in such Fiscal Year would exceed $10,000,000.

          SECTION 6.06  FINANCIAL COVENANTS.
                        --------------------

          (a) Leverage Ratio.  The Borrower shall not permit, at any time, the
              --------------
Leverage Ratio to be greater than 4.0 : 1.0.

          (b) Interest Coverage Ratio.  The Borrower shall not permit, on the
              -----------------------
last day of any Fiscal Quarter, the Interest Coverage Ratio to be less than the amount shown below opposite such Fiscal Quarter, or opposite the period in which such Fiscal Quarter occurs:


                             Period                    Interest Coverage Ratio
                             ------                    -----------------------
             October 1, 1996 to December 31, 1998              2.5:1.0
             January 1, 1999 to December 31, 2001              3.0:1.0

          (c)  Fixed Charges Coverage Ratio. The Borrower shall not permit, on
               ----------------------------
the last day of any Fiscal Quarter, the Fixed Charges Coverage Ratio to be less than 1.0:1.0.

          (d)  Senior Loan Debt Service Coverage Ratio. The Borrower shall not
               ---------------------------------------
permit, at any time, the Senior Loan Debt Service Coverage Ratio to be less than
2.25 : 1.


          SECTION 6.07 RESTRICTION ON FUNDAMENTAL CHANGES. The Borrower will
                       ----------------------------------
not, and will not permit any of its Subsidiaries to, enter into any merger, consolidation, reorganization or recapitalization, reclassify its Capital Stock, liquidate, wind up or dissolve or sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its or their business or assets, whether now owned or hereafter acquired, except that, as long as no Default or Event of Default shall exist after giving effect to such transaction, any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower or any other Wholly Owned Subsidiary or be liquidated, wound up or dissolved, or all or substantially all of its business or assets may be sold, leased, transferred, or otherwise disposed of, in one transaction or a series of transactions in accordance with Section 6.08, if (a) Consolidated Net Worth after giving effect to such transaction shall not be less than Consolidated Net Worth after giving effect to such transaction, (b) in the case of a merger or consolidation, such transaction occurs in connection with a Permitted Acquisition, and (c) in the case of a merger or consolidation, the surviving corporation shall be the Borrower or a Wholly Owned Subsidiary of the Borrower.



          SECTION 6.08  ASSET DISPOSITIONS.
                        ------------------

          (a) The Borrower will not, and will not permit any of its Subsidiaries to, make or agree to make any Asset Disposition, including, without limitation, any Sale-Leaseback Transaction, unless (i) the Borrower applies any Net Cash Proceeds thereof to repay obligations under this Agreement as and to the extent provided in Section 2.05(b) and pledges any Non-Cash Proceeds thereof to secure obligations under this Agreement as provided in Section 5.11(b) and
(ii) in the case of an Asset Disposition involving any Collateral, such transaction satisfies the conditions for release of such Collateral under the respective Collateral Documents (which may, among other possible conditions, require the prior written consent of the Agent) or the terms of such transaction shall have been approved in advance by the Required Lenders; provided that the
                                                             --------
Borrower will not sell or otherwise dispose of Real Property subject to a California Mortgage unless, in addition to satisfaction of the requirement of clauses (i) through (ii) above, the Lenders shall have been furnished with an appraisal, in form and substance satisfactory to the Required Lenders and from an independent appraiser satisfactory to the Required Lenders, of the fair value of Collateral for the Mortgage Term Loan remaining after giving effect to such sale or other disposition indicating that such fair value is at least equal to one hundred twenty-five percent (125%) of the principal amount of the Mortgage Term Loan remaining unpaid after giving effect to application of the proceeds of such sale or other disposition pursuant to Section 2.05(b)(iii) hereof.


          (b) The Borrower in any event will not, and will not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, discount (except in the ordinary course of business consistent with past practice to compromise disputes with customers), or otherwise sell for less than the face value thereof or for consideration other than cash, any of their respective accounts receivable.

          (c) As promptly as practicable in connection with any Asset Disposition, the Borrower shall deliver to the Agent a certificate, duly executed by the Responsible Officer of the Borrower, setting forth in detail a description of such Asset Disposition or other sale or disposition, copies of any related agreements, the date or scheduled date of such Asset Disposition or other sale or disposition, the determination of the Net Cash Proceeds of such Asset Disposition or other sale or disposition, the description of any Non-Cash Proceeds thereof and the Collateral arrangements with respect thereto and such other documents and information as is necessary to demonstrate compliance with this Section 6.08.


          SECTION 6.09  TRANSACTIONS WITH AFFILIATES. The Borrower will not, and
                        ----------------------------
will not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction (including the purchase, sale, lease, or exchange of any property or the rendering of any service) with any Affiliate of the Borrower, unless (a) such transaction is not otherwise prohibited by this Agreement, (b) such transaction is in the ordinary course of business and (c) such transaction is on fair and reasonable terms no less favorable to the Borrower or its Subsidiary, as the case may be, than those terms which might be obtained at the time in a comparable arm's length transaction with a Person who is not an Affiliate or, if such transaction is not one which by its nature could be obtained from such other Person, is on fair and reasonable terms and was negotiated in good faith on an arm's length basis; provided that this Section
                                                   --------
6.09 shall not restrict (x) dividends, distributions and other payments and transfers on account of any shares of Capital Stock of the Borrower or any Subsidiary of the Borrower, (y) payments pursuant to the terms of any Contractual Obligations in effect on the date hereof listed on Schedule 6.09 hereto, and (z) the grant of capital stock of Holdings or options or rights to purchase such stock, the sale of such stock and the payment of reasonable compensation to employees, directors and independent contractors pursuant to an overall compensation program.




          SECTION 6.10 PAYMENTS WITH RESPECT TO SUBORDINATED DEBT. The Borrower
                       ------------------------------------------
will not, and will not permit any Subsidiary to, voluntarily purchase, acquire, redeem or retire, make any payment or distribution on account of principal of or, if an Event of Default has occurred and is continuing, interest on any Subordinated Debt at a rate in excess of the Applicable LIBOR Based Rate (as defined in the Amended and Restated Senior Subordinated Credit Agreement); provided, however, that if no Event of Default has occurred or is continuing,
--------  -------
this Section 6.10 shall not prohibit repayments in connection with refinancings of Subordinated Debt permitted under Section 6.02(i).

          SECTION 6.11  ERISA. The Borrower will not, and will not permit any
                        -----
member of the Controlled Group to:


          (a) engage in any transaction which it knows or has reason to know could subject any member of the Controlled Group to either a civil penalty in excess of $100,000 assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code;

          (b) permit the present value of all benefits on a termination basis (whether or not vested) under all Plans subject to Title IV of ERISA to exceed the current value of the assets of such Plans allocable to such benefits by an amount in excess of $100,000;

          (c) fail to make any payments aggregating in excess of $100,000 to any Multiemployer Plan that the Borrower or any of its ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

          (d) voluntarily terminate any one or more of their Plans, if such termination would result in the imposition of Liens on the Borrower or any member of the Controlled Group under Section 4068 of ERISA securing a liability exceeding $100,000;

          (e) fail to make required contributions to any Plan subject to Section 412(n) of the code that with the passage of time reasonably could result in imposition of a Lien upon the assets of the Borrower or any member of its Controlled Group securing a liability in excess of $100,000;

          (f) create or suffer to exist any liability with respect to Plans that are welfare plans within the meaning of Section 3(1) of ERISA if, after immediately giving effect to such liability, the aggregate annualized cost with respect to such Plans for post retirement benefits for any fiscal year would exceed $100,000;

          (g) adopt an amendment to any Plan with respect to which security in an amount in excess of $100,000 is required under Section 307 of ERISA; or

          (h) enter into any arrangement or agreement pursuant to which the Borrower or any ERISA Affiliate is treated as a member of an affiliated service group (as defined in Code Section 414(m)) of which any shareholder of Holdings is a member.

          For purposes of this Section 6.11, the term "Controlled Group" shall include any ERISA Affiliates of the Borrower.


          SECTION 6.12 AMENDMENTS OF OR WAIVERS UNDER SUBORDINATED DEBT
                       ------------------------------------------------
DOCUMENTS. The Borrower will not, and will not permit any Subsidiary to, amend
---------
or supplement the Senior Subordinated Credit Agreement, or waive or otherwise relinquish any of its rights or causes of action under or arising out of the Senior Subordinated Credit Agreement, with respect to terms and provisions regarding interest rates, principal or interest payment amounts, principal or interest payment dates, subordination, representations by or covenants of the Borrower, or events of default, or other material provisions, without in each case obtaining the prior written consent of the Required Lenders.

          SECTION 6.13 ISSUANCE OF CAPITAL STOCK. No Subsidiary shall issue any
                       -------------------------
of its Capital Stock to any Person other than the Borrower or a Wholly Owned Subsidiary.

          SECTION 6.14  EVENT OF ILLEGALITY UNDER THE SENIOR SUBORDINATED CREDIT
                        --------------------------------------------------------
AGREEMENT. The Borrower shall give the Lender immediate notice of the occurrence
---------
of an Event of Illegality (as such term is defined in the Senior Subordinated Credit Agreement) and shall not make any payments on Subordinated Debt upon the occurrence of an Event of Illegality without the prior written consent of the Lender.

                                  ARTICLE VII

                               EVENTS OF DEFAULT
                               -----------------

          SECTION 7.01 EVENTS OF DEFAULT. The occurrence of any one or more of
                       -----------------
the following events, acts or occurrences shall constitute an event of default (an "Event of Default") hereunder:

          (a) Failure to Make Payments.  The Borrower shall fail to pay when due
              ------------------------
any principal (whether at stated maturity, upon acceleration, by notice of or other requirement of prepayment, by operation of Section 2.05 or otherwise) of or interest on either of the Term Loans or any Revolving Loan, or shall fail to pay within three (3) Business Days after the Lender notifies the Borrower that such amount has become due any fees, costs, expenses or other amounts payable hereunder or under the Notes or any other Loan Documents;

          (b) Default in Other Agreements.  The Borrower or any of its
              ---------------------------
Subsidiaries (i) shall default in the payment (whether at scheduled maturity, required prepayment, upon demand or otherwise), beyond any period of grace provided therefor, of any principal of or interest on (A) the Obligations (as therein defined) under the Senior Subordinated Credit Agreement or (B) any other Indebtedness in a principal amount in excess of $500,000, or (ii) shall commit any breach of or default under any other term of any agreement or indenture or instrument governing or evidencing Subordinated Debt or any agreement or indenture or instrument relating to any such other Indebtedness, if the effect of such breach or default is to cause, or to permit the holder or holders of the Subordinated Debt or other Indebtedness or a trustee on behalf of such holder or holders) to cause, the Subordinated Debt or any such other Indebtedness to become or be declared due and payable prior to its stated maturity;

          (c) Breach of Certain Covenants.  The Borrower shall fail duly and
              ---------------------------
punctually to perform, comply with or observe any agreement, covenant, obligation to be performed, observed or complied with by it pursuant to Section 2.01(g), Section 5.01(e), Section 5.03 (insofar as such Section requires the preservation of the corporate existence of the Borrower), Section 5.11, or 5.13, or any Section of Article VI hereof;

          (d) Breach of Warranty.  Any representation or warranty or
              ------------------
certification made or furnished (before, on or after the Effective Date) by the Borrower under this Agreement (before or after giving effect to the amendment and restatement effected hereby), the Collateral Documents, the other Loan Documents, the Acquisition Documents or any agreement, instrument or document contemplated hereby and thereby shall, at any time, prove to have been false or incorrect in any material respect when made;

          (e) Other Defaults Under Agreement and Other Loan Documents.  The
              -------------------------------------------------------
Borrower or any Subsidiary shall fail duly and punctually to perform, comply with or observe any covenant or obligation to be performed, observed or complied with by it under this Agreement (other than those provisions referred to in subsections (a) and (c) above) or under the Collateral Documents or the other Loan Documents and such failure shall not have been remedied or waived within thirty (30) days after receipt of notice thereof from the Lender;

          (f) Involuntary Bankruptcy; Appointment of Receiver, Etc.  There shall
              -----------------------------------------------------
be commenced against the Borrower or any of its Subsidiaries an involuntary case seeking the liquidation or reorganization of the Borrower or any of its Subsidiaries under Chapter 7 or Chapter 11, respectively, of the federal Bankruptcy Code or any similar proceeding under any other Applicable Law or an involuntary case or proceeding seeking the appointment of a receiver, liquidator, sequestrator, custodian, trustee or other officer having similar powers of the Borrower or any of its Subsidiaries to take possession of all or a substantial portion of the property or to operate all or a substantial portion of the business of the Borrower or any of its Subsidiaries, and any of the following events occur: (i) the Borrower or any of its Subsidiaries consents to the institution of the involuntary case or proceeding; (ii) the petition commencing the involuntary case or proceeding is not timely controverted; (iii) the petition commencing the involuntary case or proceeding remains undismissed and unstayed for a period of sixty (60) days (provided,
                                                                  --------
however, that, during the pendency of such period, the Lender shall be relieved
-------
of its Commitments); or (iv) an order for relief shall have been issued or entered therein; or

          (g) Voluntary Bankruptcy; Appointment of Receiver, Etc.  The Borrower
              ---------------------------------------------------
or any of its Subsidiaries shall institute a voluntary case seeking liquidation or reorganization under Chapter 7 or Chapter 11, respectively, of the federal Bankruptcy Code; or the Borrower or any of its Subsidiaries shall file a petition, answer, or complaint or shall otherwise institute any similar proceeding under any other Applicable Law, or shall consent thereto; or the Borrower or any of its Subsidiaries shall consent to the conversion of an involuntary case to a voluntary case; or the Borrower or any of its Subsidiaries shall file a petition, answer a complaint or otherwise institute any proceeding seeking, or shall consent or acquiesce to the appointment of, a receiver, liquidator, sequestrator, custodian, trustee or other officer with similar powers to take possession of all or a substantial portion of the property or to operate all or a substantial portion of the business of the Borrower or any of its Subsidiaries; or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of creditors; or the Borrower or any of its Subsidiaries shall generally not pay its debts as they become due; or the Board of Directors of Borrower or any of its Subsidiaries (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing;

          (h) Judgments and Attachments.  The Borrower or any of its
              -------------------------
Subsidiaries shall suffer any money judgments, writs, or warrants of attachment, or similar processes which individually or in the aggregate involve an amount in excess of $100,000 at any time unpaid and shall not discharge, vacate, bond, or stay the same within a period of thirty (30) days or, in any event, within ten
(10) days of the date of any proposed sale thereunder; or a judgment creditor shall obtain possession of any material portion of the assets of the Borrower or any of its Subsidiaries by any means, including, without limitation, levy, distraint, replevin or self-help;

          (i) Change of Control.  A Change of Control shall occur at any time;
              -----------------

          (j) ERISA Liabilities.
              -----------------

               (i) Any Termination Event occurs which, when taken together with all other Termination Events that have occurred, can reasonably be expected to result in a liability of the Borrower or any of its ERISA Affiliates in excess of $100,000; or

               (ii) The Borrower or any ERISA Affiliate shall have committed a failure described in Section 302(f)(1) of ERISA and the amount determined under
Section 302(f)(3) of ERISA is at least $100,000; or

               (iii) Failure to make full payment (including all required installments) when due of all amounts which, under the provisions of any Plan or Multiemployer Plan or applicable law, the Borrower or any member of its Controlled Group is required to pay as contributions thereto, which failure would result in a liability to the Borrower or its Subsidiaries exceeding $100,000; or

               (iv) The Borrower or any ERISA Affiliate shall have incurred any accumulated funding deficiency in excess of $100,000, whether or not waived, with respect to any Plan; or

               (v) The Borrower or any of its ERISA Affiliates as an employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $100,000 or the aggregate amount of such withdrawal liabilities for which the Borrower and its Subsidiaries together shall have received such notices exceeds $100,000; or

               (vi) The Borrower or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that such plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Plan for the respective plan years which include the Closing Date by an amount exceeding $100,000; or

               (vii) Any Lien on the assets of the Borrower or any of its ERISA Affiliates under the Pension Protection Act securing a liability exceeding $100,000; or

               (viii) Borrower or any ERISA Affiliate becomes, or is reasonably expected to become, subject to any liability with respect to the Sears Plans (as defined below) not covered by the indemnification set forth in Section 11.1(a) of the Stock Purchase Agreement which liability (together with the liability described in (x) below) is in excess of $100,000; or

               (ix) Borrower or any ERISA Affiliate becomes subject to any liability with respect to the Sears Plans (as defined below) covered by the indemnification set forth in Section 11.1(a) of the Stock Purchase Agreement, which liability (together with the liability described in (ix) above) is in excess of $100,000 and Borrower has been unable to collect on the indemnification within one hundred twenty (120) days after it first becomes subject to such liability; or

               (x) Any one of the events described in (i) through (ix) above occurs (without application of any required level of liability), which taken together with all other such events that have occurred can reasonably be expected to result in a liability of Borrower or any of its ERISA Affiliates in excess of $500,000.

          For purposes of clauses (ix) and (x) above, the term "Sears Plan" shall mean any employee benefit plan (as defined in Section 3(3) of ERISA) sponsored or maintained by, or to which contributions have ever been made by, any organization other than the Borrower which was, prior to the Closing Date (as defined in the Stock Purchase Agreement), a member of a group described in Code Sections 414(b), (c), (m) or (o), of which the Borrower was a member prior to the Closing Date (as defined in the Stock Purchase Agreement);

          (k) Failure of Subordination.  Any agreement to subordinate other
              ------------------------
Indebtedness in right of payment to the Obligations, at any time and for any reason other than satisfaction in full of all of the Obligations or satisfaction in full of the subordinated Indebtedness upon the stated maturity thereof, whether incorporated in the Intercreditor Agreement or in the indenture or agreement governing, or instrument evidencing, such subordinated Indebtedness, ceases to be in full force and effect or is declared to be null and void; or any holder of subordinated Indebtedness repudiates or disavows such subordination or denies that it has any further liability or obligation under such subordination agreement or gives notice to such effect;

          (1) Termination of Collateral Documents or Loan Documents, Etc.  Any
              ----------------------------------------------------------
of the Collateral Documents or the Guaranties or any other Loan Document, or any material provision in any of them, shall cease to be in full force and effect for any reason other than (a) a release or termination thereof upon the full payment and satisfaction of the Indebtedness due hereunder and under the Notes to the Lenders or (b) upon the written consent of the Required Lenders, or any of Holdings, the Borrower or any of its Subsidiaries shall contest or purport to repudiate or disavow any of the Collateral Documents or Guaranties to which it is a party;

          (m) Material Adverse Change.  There shall occur after the Effective
              -----------------------
Date a material adverse change in the business, assets, prospects, results of operation or financial condition of the Borrower or the Borrower and its Subsidiaries taken as a whole.

          SECTION 7.02  REMEDIES.  Upon the occurrence of an Event of Default:
                        --------

          (a) If an Event of Default occurs under Section 7.01(f) or (g), then the Revolving Credit Facility A Commitment and the Revolving Credit Facility B Commitment shall automatically and immediately terminate, and the obligation of the Lenders to make any Revolving Loan or issue any Letter of Credit hereunder thereupon shall cease, and the unpaid principal amount of, and accrued interest on, both of the Term Loans and all of the Revolving Loans shall automatically become immediately due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Borrower, and the Borrower shall be unconditionally obligated to deposit with the Agent cash collateral in an amount equal to any and all existing Letter of Credit Liability.

          (b) If an Event of Default occurs under Section 7.01 hereof, other than under Section 7.01(f) or (g), the Agent may or upon written request of the Required Lenders shall, by written notice to the Borrower, declare that the Revolving Credit Facility A Commitment and the Revolving Credit Facility B Commitment are terminated, whereupon the obligation of any Lender to make any Revolving Loan or issue any Letter of Credit hereunder shall cease, and/or declare the unpaid principal amount of the Term Loans and all of the Revolving Loans, or any of them individually, to be, and the same shall thereupon become, due and payable together with any and all accrued interest thereon, without presentment, demand, protest, any additional notice whatsoever or other requirements of any kind, all of which are hereby expressly waived by the Borrower, except as otherwise provided in this Agreement or by Applicable Law, and the Borrower shall be unconditionally obligated to deposit with the Agent cash collateral in an amount equal to any and all existing Letter of Credit Liability.

                                 ARTICLE VIII

                           THE AGENT AND THE LENDERS
                           -------------------------

          SECTION 8.01  AUTHORIZATION AND ACTION.
                        ------------------------

          (a) Each Lender and each Issuing Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents to execute and deliver or accept, on its behalf, the other Loan Documents and any other documents, instruments and agreements related thereto or hereto to take such action on its behalf under the provisions hereof and thereof and to exercise such rights, remedies, powers and privileges hereunder and thereunder as are delegated to the Agent by the terms hereof and thereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto.

          (b) Except for any matters expressly subject to the consent or approval of the Agent under the Loan Documents, the Agent shall not, without the prior approval of the Required Lenders (or, as provided in Section 9.03, all of the Lenders), consent to any departure by the Borrower from the terms of, waive any default or otherwise amend this Agreement or any other Loan Documents. The Agent will, to the extent practicable under the circumstances, consult with the other Lenders prior to taking action on their behalf under the Loan Documents and in acting as their Agent thereunder. The Agent will not take any action contrary to the written direction of Required Lenders, will take any lawful action not contrary to the provisions of the Loan Documents prescribed in written instructions of the Required Lenders (or, as provided in Section 9.03, all the Lenders) and, as to any matters not expressly provided for by the Loan Documents (including enforcement or collection), may decline to take any action, except upon the written instructions of the Required Lenders (or, as provided in
Section 9.03, all the Lenders). If such instructions are requested reasonably promptly, the Agent shall be absolutely entitled to refrain from taking any action and shall not have any liability to the Borrower, any Affiliate of the Borrower, any Subsidiary of the Borrower, or any Lender for refraining from taking any action until it shall have received such instructions; provided,
                                                                  --------
however, that the Agent shall in no event be required to take or refrain from
-------
taking any action that would, in the Agent's opinion, be inconsistent with the Agent's practice in similar situations when acting solely for its own account or be contrary to the provisions of any Loan Document or Applicable Law.

          (c) The Agent shall not have any duties or responsibilities except those expressly set forth in the Loan Documents. No duty to act, or refrain from acting, and no other obligation whatsoever, shall be implied on the basis of any right, power or authority granted to the Agent or shall become effective in the event of any temporary or partial exercise of such rights, power or authority. The Agent shall not be required to exercise any right, power, remedy or privilege granted to it in any Loan Document, to ascertain or inquire whether any Default or Event of Default has occurred and is continuing, or to inspect the property (including the books and records) of the Borrower or any Affiliate of the Borrower, or any Subsidiary of the Borrower, or to take any other affirmative action, except as provided in Section 7.01, or unless requested or directed to do so in accordance with the provisions of Section 8.01(b).

          (d) The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any other Lender. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower, any Affiliate or the Borrower, or any Subsidiary of the Borrower that may come into the possession of the Agent or any of its Affiliates.

          SECTION 8.02  EXCULPATION; AGENT'S RELIANCE; ETC.  Neither the Agent
                        ----------------------------------
nor any of its directors, officers, agents, attorneys or employees shall be liable to the Borrower, any Affiliate of the

Borrower, any Subsidiary of the Borrower, or any other Lender Party for any action taken or omitted to be taken by it or them under or in connection with any Loan Document (a) with the consent or at the request of the Required Lenders (or, as provided in Section 9.03, all the Lenders), or (b) in any other circumstances, except for its or their own gross negligence or wilful misconduct as determined by a final judgment of a court of competent jurisdiction. The Agent makes no warranty or representation to any other Lender and shall not be responsible to any other Lender for any recitals, statements, warranties or representations made in, or in connection with, any Loan Document or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of any Loan Document or any financial information, opinions of counsel or other documents executed and delivered pursuant thereto, or for the financial condition of the Borrower, any Affiliate of the Borrower, or any Subsidiary of the Borrower. The Agent shall not be responsible to any Lender for the satisfaction of any condition specified in Article III. The Agent may treat the payee of any Note as the holder thereof until the Agent receives the related assignment and acceptance documentation signed by such holder and the assignee and in form satisfactory to the Agent. The Agent shall be entitled to rely upon any notice, certificate or other writing believed by the Agent to be genuine and correct and to have been signed or sent by the proper Person or Persons. The Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by the Agent and to act in reliance upon the advice of such counsel and other experts concerning its actions and duties hereunder.

          SECTION 8.03  AGENT AND AFFILIATES.  The Agent shall in its capacity
                        --------------------
as a Lender have the same rights, powers and obligations under this Agreement and the other Loan Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, including the right to give or deny consent to any action requiring consent or direction of the Required Lenders or all the Lenders. The Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any Affiliate of the Borrower, and any Subsidiary of the Borrower, all as if the Agent were not the Agent and without any duty to account therefor to the Lenders. The Agent shall be entitled to receive from the Borrower its fees or portions thereof in connection with this transaction without any liability to account therefor to any other Lender, except as the Agent and such Lender may have expressly agreed.

          SECTION 8.04  LENDER CREDIT DECISION.  Each Lender acknowledges that
                        ----------------------
it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

          SECTION 8.05  INDEMNIFICATION.
                        ----------------

          The Agent shall in no event be required to take any action under the Loan Documents or in relation thereto unless it shall first be indemnified to its satisfaction by the other Lenders against any and all liability and expense that it may incur by reason of taking any such action. Each Lender agrees to indemnify and hold the Agent harmless (to the extent not promptly paid or reimbursed by the Borrower, ratably according to their respective Commitments, from and against any and all (a) costs, expenses and other amounts incurred by the Agent otherwise payable by the Borrower pursuant to Section 9.01 and (b) Indemnified Liabilities that may be imposed on, incurred by, or asserted against the Agent, except to the extent they are finally adjudged by a court of competent jurisdiction to have directly resulted from the gross negligence or willful misconduct of the Agent.

          SECTION 8.06  SUCCESSOR AGENT.  The Agent may resign at any time as
                        ---------------
Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower and the Agent may be removed at any time with or without cause by written action of all Lenders (other than the Agent) delivered to the Agent. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's notice of resignation or the removal of the Agent, then the retiring or removed Agent may, on behalf of the other Lender Parties, appoint a successor Agent, which shall be a financial institution having a combined capital and surplus of at least $100,000,000, or a branch or agency of such a financial institution, organized or licensed to do business under the laws of the United States of America or any State thereof. Upon the acceptance of any appointment as the Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged of its duties and obligations under the Loan Documents. In making such appointment the Agent shall consult with the Borrower; provided, however, that the Agent shall not be required to obtain any
          --------  -------
consent by the Borrower with respect to such successor Agent. Upon the acceptance of any appointment as the Agent by a successor Agent, such successor Agent shall give notice to the Borrower of its appointment as Agent. Upon any retiring Agent's resignation or removal, the provisions of this Article VIII (as well as other expense reimbursement, indemnification and exculpatory provisions in the other Loan Documents) shall continue in effect for its benefit as to any actions taken or omitted by it while it was Agent.

          SECTION 8.07  EXCESS PAYMENTS.  If any Lender shall obtain any payment
                        ---------------
or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Obligations in excess of its pro rata share of payments and other recoveries on account of such Obligations obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in such Obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of the other Lenders; provided, however, that if all or any portion of the excess
               --------  -------
payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to such Lender to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this
Section 8.07 may, to the fullest extent permitted by Applicable Law and by
Section 9.11 hereto, exercise all of its rights of payment (including setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          SECTION 8.08  LENDERS.
                        -------

          The provisions of this Article VIII are solely for the benefit of the Agent and the other Lenders and the Borrower shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under the Loan Documents, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower.

          SECTION 8.09  COLLATERAL AND GUARANTY MATTERS.
                        -------------------------------

          (a) Except as specifically otherwise provided in any of the Collateral Documents, the Agent is hereby authorized on behalf of all of the Lenders, without assumption of any duty or obligation in respect of and without the necessity of any notice to or further consent from any other Lender, to take any action with respect to any Collateral or Collateral Documents that may be necessary to perfect and maintain perfected the Agent's Liens upon the Collateral.

          (b) The Lenders hereby irrevocably authorize the Agent, in its discretion, to release any Lien held by the Agent upon any Collateral (i) from and after the day of termination of any Collateral Document pursuant to the terms thereof; (ii) constituting property being sold or disposed of if the Borrower certifies to the Agent that the sale or disposition is permitted under the relevant Collateral Document and this Agreement (and the Agent may rely conclusively on any such certificate, without further inquiry, unless notified to the contrary by the Required Lenders); or (iii) approved, authorized or ratified in writing by all Lender Parties; provided, however, that (x) the Agent
                                           --------  -------
shall not be required to execute any such documents on terms that create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (y) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrower in respect of) all assets retained by the Borrower/Borrowers, including the proceeds of any Asset Disposition, all of which shall continue to constitute part of the Collateral. Upon request by the Agent at any time, the other Lender Parties will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 8.09(b).

          (c) The Agent shall have no obligation whatsoever to any other Lender or other Person to assure that the Collateral exists or is owned by the Borrower or (except as otherwise expressly required by the Collateral Documents) is cared for, protected or insured, or that the Liens of the Agent thereunder have been properly created, perfected, protected or enforced or are entitled to any particular priority.

          (d) Except as otherwise provided in the Loan Documents, the Agent may act in any manner it may deem appropriate in respect of the Collateral, in its discretion, given the Agent's own interest in the Collateral as a Lender, and the Agent shall have no duty or liability whatsoever with respect thereto to any other Lender.

          (e) Each Lender hereby approves the form of the other Loan Documents attached as exhibits to this Agreement and hereby authorizes the Agent on its behalf to accept from Holdings, the Borrower and the Subsidiary Guarantors and execute and deliver as Agent, the other Loan Documents in substantially the form of such exhibits, with such changes, additions or deletions as the Agent, in its discretion, may approve as necessary or appropriate, such approval to be conclusively evidenced by the Agent's acceptance or execution thereof. Each Lender also authorizes the Agent to accept, or execute and deliver, such additional documents (including financing statements, opinions, certificates and other documents in form and substance satisfactory to the Agent, in its discretion) in connection with the closing pursuant to Section 3.01, or any subsequent closing for the pledge of any other Collateral, or any additional Guaranties as the Agent, in its discretion, may approve, such approval to be conclusively evidenced by the Agent's acceptance or execution thereof.

          SECTION 8.10  PAYMENTS; AVAILABILITY OF FUNDS; CERTAIN NOTICES.  If
                        ------------------------------------------------
the Agent shall fail to deliver to any other Lender its share of any payment received from the Borrower as and when required under Article II hereof, the Agent shall pay to such Lender its share of such payment together with interest on such amount at the Federal Funds rate, for each day from the date such amount was required to be paid to such Lender until the date the Agent pays such amount to such Lender.

          SECTION 8.11  OBLIGATIONS OF LENDER PARTIES SEVERAL; ENFORCEMENT BY
                        -----------------------------------------------------
THE AGENT.
---------

          (a) Each Lender's obligations hereunder are several, and not joint or joint and several. The failure of any Lender to make any Loan or otherwise to perform its obligations hereunder will not increase the obligations of any other Lender. Notwithstanding the foregoing, any Lender may assume, but shall have no obligation to any Person to assume, any non-performing Lender's obligation to make a Loan. Nothing contained in this Agreement and no action taken by the Agent or any other Lender pursuant to this Agreement shall be deemed to constitute the Agent and any other Lender to be a partnership, an association, a joint venture or any other kind of entity.

          (b) Each Lender agrees that, except with the prior written consent of the Agent or as provided in Section 9.11, no Lender shall have any right individually to realize upon the Collateral or otherwise enforce any Loan Document or any provision thereof, or make demand thereunder, it being agreed that such rights and remedies may only be exercised by the Agent for the ratable benefit of the Lenders upon the terms of this Agreement.

                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------
          SECTION 9.01  EXPENSES.  The Borrower agrees to pay on demand:
                        --------

          (a) the reasonable fees, expenses and disbursements of counsel to the Agent in connection with the negotiation, preparation, execution and delivery and administration of this Agreement and all other Loan Documents and any amendments, modifications and waivers hereof or thereto;

          (b) all other actual and reasonable out-of-pocket expenses incurred by the Agent in connection with the negotiation, preparation, execution, delivery and administration of this Agreement and all other Loan Documents and any amendments, modifications and waivers hereto or thereto, and the making of the Loans hereunder; and

          (c) all costs and expenses (including reasonable attorneys' fees and disbursements and costs of settlement) incurred by the Agent in any workout, restructuring or similar arrangements or after an Event of Default in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of its rights hereunder or under the Notes, the Collateral Documents and all other Loan Documents and instruments contemplated hereby and thereby;

provided, however, that, without impairing or otherwise affecting provisions in
--------  -------
the California Mortgages, this Section 9.01 shall not in any event extend to or include any costs and expenses incurred by the Agent that are included in the Specified Mortgage Loan Obligations.

          SECTION 9.02  INDEMNITY.
                        ---------

          (a) In addition to the payment of expenses pursuant to Section 9.01 hereof, the Borrower agrees to indemnify, defend and hold harmless the Agent and each Lender and any holder of any interest in the Notes and the officers, directors, employees and agents of the Agent and each Lender and such holders (the "Indemnitees") from and against (i) any and all transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Term Loans or the Revolving Loans, and (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with the making of the Senior Term Loan or the Revolving Loans, this Agreement and all other Loan Documents (other than the California Mortgages) or the use or intended use of the proceeds of the Senior Term Loan and the Revolving Loans (the "Indemnified Liabilities"), provided,
                                                                   --------
however, that the Borrower shall have no obligation hereunder with respect to
-------
any of the Indemnified Liabilities arising from the gross negligence or willful misconduct of any Indemnitee.

          (b) Each Indemnitee will promptly notify the Borrower of each event of which it has knowledge which may give rise to a claim under the indemnification provisions of this Section 9.02, provided that the failure to so notify the
                                 --------
Borrower shall in no way impair the Borrower's obligations under this Section
9.02. If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee indemnified or intended to be indemnified pursuant to this Section 9.02, the Borrower, to the extent and in the manner directed by the Indemnitee, will resist and defend such action, suit, or proceeding or cause the same to be resisted and defended by counsel designated by the Borrower (which counsel shall be satisfactory to the Indemnitee), provided that if Borrower shall provide the Indemnitee with
             --------
adequate security for its indemnity obligations in form reasonably satisfactory to Indemnitee the Borrower may direct the manner in which such action, suit or proceeding is resisted or defended. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, writ, or proceeding. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding provisions may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Applicable Law.

          (c) The obligations of the Borrower under this Section 9.02 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

          (d) Notwithstanding the foregoing (but without impairing or otherwise affecting provisions in the California Mortgages), this Section 9.02 shall not in any event extend to or include any liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever that are included in the Specified Mortgage Loan Obligations.

          SECTION 9.03  WAIVERS; MODIFICATIONS IN WRITING.
                        ---------------------------------

          (a) The rights and remedies provided for under this Agreement and in the other Loan Documents are cumulative and are not exclusive of any rights and remedies that may be available to the Lender at law, in equity, or otherwise.
No amendment, modification, supplement, termination, consent, or waiver of this Agreement or any other Loan Documents shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Lenders. Notwithstanding the foregoing,

              (i) no amendment that has the effect of (A) reducing the rate or amount, or extending the stated maturity or due date, of any amount payable by the Borrower to any Lender under the Loan Documents, (B) increasing the amount, or extending the stated termination or reduction date, of any Lender's Pro Rate Share of the Revolving Credit Facility A Commitment or subjecting any Lender to any additional obligation to extend credit, (C) altering the rights and obligations of the Borrower to prepay the Loans,
     (D) permitting the creation of any Lien ranking prior to or on a parity with the Lien of any Collateral Document, releasing any part of the Collateral (except as permitted under the Loan Documents) or depriving any Lender of the security afforded by the Lien of any Collateral Document, (E) releasing any party under any of the Guaranties (except as permitted under the Loan Documents), or (F) changing this Section 9.03 or the definition of the term "Required Lenders," shall be effective unless the same shall be signed by or on behalf of all of the Lenders;.

              (ii) no amendment that has the effect of (A) increasing the duties or obligations of the Agent, (B) increasing the standard of care or performance required on the part of the Agent, or (C) reducing or eliminating the indemnities or immunities to which the Agent is entitled (including any amendment of this Section 9.03), shall be effective unless the same shall be signed by or on behalf of the Agent; and

              (iii) no amendment that has the effect of (A) increasing the duties or obligations of any Issuing Bank; (B) increasing the standard of care or performance required on the part of any Issuing Bank; or (C) reducing or eliminating the indemnities or immunities to which any Issuing Bank is entitled (including any amendment of this Section 9.03(a)(iii)) shall be effective unless the same shall be signed by or on behalf of each Issuing Bank.

          (b) Any waiver of any provision of this Agreement or the other Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 9.03 shall be binding upon each holder of any Note, each future holder of any Note, and the Borrower.

          (c) Notwithstanding anything contained in this Section 9.03, the Revolving Credit Facility B Commitment and the Revolving Credit Facility B Termination Date may each be changed by agreement among the Borrower, the Agent and the Revolving Credit Facility B Lender without notice to or consent of any of the other Lenders.

          SECTION 9.04  FAILURE OR DELAY.  No failure or delay on the part of
                        ----------------
the Agent or any Lender or any holder of any Note in the exercise of any power, right or remedy under this Agreement or the other Loan Documents shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of any other power, right or remedy.

          SECTION 9.05  NOTICES, ETC.  All notices, demands, instructions and
                        ------------
other communications required or permitted to be given to or made upon any party hereto shall be in writing and (except for financial statements, other related informational documents and routine communications to be furnished pursuant hereto, which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by courier, by overnight mail, by registered mail or certified mail, postage prepaid, or by prepaid telex, telecopy or telegram (with messenger delivery specified) and shall be deemed to be given for purposes of this Agreement on the day that such writing is received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 9.05, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on Schedule 9.05 attached hereto.

          SECTION 9.06  SUCCESSORS AND ASSIGNS.
                        ----------------------

          (a) This Agreement and any amendments hereto shall be binding upon and inure to the benefit of and be enforceable by the Borrower and the Lenders and their respective successors and assigns. The Borrower may not assign or transfer any interest hereunder without the prior written consent of the Lenders.

          (b) The Lender shall have the right at any time to do either or both of the following: (i) subject to the provisions of Section 9.07, furnish one or more purchasers or potential purchasers of all or any portion of the Term Loans, the Revolving Loans or the Notes or of a participation interest therein, with any and all information concerning Holdings, Borrower or its Subsidiaries which has been supplied by Holdings or the Borrower to the Lender; or (ii) sell, assign, syndicate, transfer or negotiate all or any portion of the Lender's interests in the Term Loans, the Revolving Loans or the Notes, so long as the Lender at all times acts as agent for itself and/or its transferees (unless and until the Lender is removed and a successor agent is appointed) or sell, assign, transfer, or grant participations in all or any portion of the Lender's interests in the Term Loans, the Revolving Loans or the Notes. In this regard, the Borrower specifically acknowledges that The Sumitomo Bank, Limited will be the only Lender party to this Agreement on the date of this Agreement. To the extent that after the date of this Agreement any other financial institution becomes a Lender hereunder, the Borrower and the Lender agree to execute such amendments or new documentation as may be necessary to reflect and join any such financial institutions as parties hereto and to reflect properly their pro rata benefits and obligations hereunder. At such time the Agreement shall be modified to reflect the pro rata share of the Term Loans and or the Revolving Loans of such new Lender and of the existing Lenders and new Notes will be issued to such new Lender and to the assigning Lender in conformity with the requirements of Article II to the extent needed to reflect each Lender's revised pro rata share of the Term Loans and/or the Revolving Loans.

          (c) Notwithstanding Section 2.09, in the event that a Foreign Bank becomes a signatory to this Agreement, the Borrower shall withhold tax with respect to payments to such Foreign Bank in accordance with the United States federal income tax laws then in effect and shall have no obligation to make payments to such Foreign Bank that are free and clear of such properly withheld amounts, unless such Foreign Bank shall have delivered to the Agent, in its capacity as agent for the Lenders, and the Agent shall have delivered to the Borrower, a duly executed certificate in form reasonably satisfactory to the Borrower to the effect that as of that date such Foreign Bank is entitled to receive all payments made hereunder without deduction or withholding of United States federal income tax (x) pursuant to the terms of an applicable tax treaty in effect with the United States of America (in which case such certificates shall be accompanied by two executed copies of Form 1001 of the Internal Revenue Service), (y) under Code Section 1441(c) (in which case such certificates shall be accompanied by two executed copies of Form 4224 of the lnternal Revenue Service), or (z) pursuant to an exemption certificate received from the Internal Revenue Service (in which case such certificate shall be accompanied by a copy of such exemption certificate). Each Foreign Bank, upon becoming aware of the occurrence of any event requiring a change in its prior Certificate, shall promptly deliver to the Lender, in its capacity as agent for the Lenders, for delivery to the Borrower duly executed certificates to the effect that (as the case may be):

             (i) such Foreign Bank is not capable of receiving future payments hereunder without deduction or withholding of United States federal income tax, in which case such Foreign Bank shall be entitled to the benefits of Section
2.09 hereof; or

             (ii) such Foreign Bank is capable of receiving all payments hereunder without deduction or withholding of United States federal income tax, pursuant to a tax treaty of the United States, pursuant to Code Section 1441(c), or pursuant to an exemption certificate received from the Internal Revenue Service, a copy of which shall be attached to such certificate.

          (d) "Foreign Bank" shall, for purposes of subsection (c) above, mean and refer to any bank, financial institution or other entity other than a bank, financial institution or other entity organized and existing under the laws of the United States of America or any political subdivision thereof or therein.

          SECTION 9.07  CONFIDENTIALITY.  Each Lender agrees to maintain any
                        ---------------
confidential information that it may receive from the Borrower or one of its Subsidiaries pursuant to this Agreement confidential and shall not disclose such information to third parties without the prior consent of the Borrower, except for disclosure: (a) to legal counsel, accountants and other professional advisors to the Lenders; (b) to regulatory officials having jurisdiction over such Lender; (c) as required by law or legal process or in connection with any legal proceeding to which the Lender is a party or is otherwise subject; (d) to another financial institution in connection with a disposition or proposed disposition of all or part of a Lender's interests hereunder, whether by participation, assignment or other transfer, which financial institution shall have agreed in writing to be subject to the confidentiality provisions of this
Section 9.07; and (e) to prospective purchasers of Collateral in connection with any disposition thereof after an Event of Default. Each Lender shall undertake to return, upon request by the Borrower made within a reasonable time after all obligations of the Borrower under this Agreement, the Notes and the other Loan Documents have been paid in full and the Agreement has been terminated, any confidential material which Borrower clearly and conspicuously marked "Confidential and Subject to Return" prior to or in connection with furnishing or making available the same to the Lender, provided that the return of such
                                            --------
material is not inconsistent with standard banking practice or, in the judgment of the Lender, otherwise disadvantageous to the Lender.

          SECTION 9.08  GOVERNING LAW AND VENUE; WAIVER OF TRIAL BY JURY.  The
                        ------------------------------------------------
validity of this Agreement and each Note, the construction, interpretation and enforcement thereof and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement and the Notes shall be tried and litigated in State and Federal Courts located in the County of Los

Angeles, State of California, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. THE BORROWER AND EACH LENDER WAIVE THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON
                                                              ---------
CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN
----------
ACCORDANCE WITH THIS SECTION 9.08. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST THE BORROWER, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SCHEDULE
8.05 HERETO.

          SECTION 9.09  SEVERABILITY OF PROVISIONS.  Any provision of this
                        --------------------------
Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 9.10  INDEPENDENCE OF COVENANTS.  All covenants under this
                        -------------------------
Agreement shall each be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by an exception thereto, or be otherwise within the limitations thereof, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          SECTION 9.11  SET OFF.  In addition to any rights now or hereafter
                        -------
granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Lender and each holder or transferee of any Note or any Person with any interest in any Note is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness at any time held or owing by the Lender or that subsequent holder to or for the credit or the account of the Borrower or against and on account of the Debt of the Borrower to the Lender or that subsequent holder under this Agreement and the Notes, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement or the Notes, irrespective of whether or not that Lender or that subsequent holder shall have made any demand under this Agreement.

          SECTION 9.12  CHANGES IN ACCOUNTING PRINCIPLES.  If any changes in
                        --------------------------------
generally accepted accounting principles from those used in the preparation of the financial statements referred to in this Agreement are hereafter occasioned by the promulgation of rules, regulations, pronouncements, or opinions of or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), or there shall occur any change in the Borrower's fiscal or tax years and, as a result of any such changes, there shall result a change in the method of calculating any of the financial covenants, negative covenants, standards, or other terms or conditions found in this Agreement, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such changes as if such changes had not been made.

          SECTION 9.13  PUBLICITY.  Any publicity release, advertisement,
                        ---------
filing, public statement or announcement made by or at the request of the Borrower or any Subsidiary regarding this Agreement or the financing provided under this Agreement which makes reference to the Lender, or describes the financing provided by the Lenders, shall be first reviewed by and must be satisfactory to the Lender.

          SECTION 9.14  SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES.
                        ------------------------------------------------------
All agreements, representations, and warranties made herein shall survive the execution and delivery of this

Agreement, the making of the Term Loans hereunder and the execution and delivery of the Notes and shall continue until one (1) year after repayment of the Notes and the Obligations, and any investigation at any time made by or on behalf of the Lender shall not diminish the Lender's right to rely thereon.

          SECTION 9.15  HEADINGS.  Article and section headings used in this
                        --------
Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or affect the construction of this Agreement.

          SECTION 9.16  EXECUTION IN COUNTERPARTS.  This Agreement may be
                        -------------------------
executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

          SECTION 9.17  COMPLETE AGREEMENT.  This Agreement, together with the
                        ------------------
exhibits and schedules to this Agreement, the Notes and the other Loan Documents, is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

          SECTION 9.18  KNOWLEDGE OF BORROWER.  Whenever reference is made to a
                        ---------------------
fact or the occurrence of an event as being known to or within the knowledge of the Borrower, the Borrower shall be deemed to have such knowledge immediately after the appropriate employee or the agent of the Borrower to whose attention such fact or event would be brought in the ordinary course of the affairs of the Borrower, knows or should have known of such fact or event in the performance of his duties in the ordinary course of the affairs of the Borrower.

          SECTION 9.19  WAIVER OF ANTI-DEFICIENCY PROTECTION.  FURTHER, WITHOUT
          --------------------------------------------------
LIMITATION TO THE FOREGOING, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY DISCLAIMS AND RENOUNCES ANY RIGHT AND HEREBY IRREVOCABLY WAIVES ANY DEFENSE, PROTECTION OR RIGHT UNDER: (A) CALIFORNIA CODE OF CIVIL PROCEDURE ("CCP")
SECTION 580D CONCERNING THE BAR AGAINST RENDITION OF A DEFICIENCY JUDGMENT AFTER FORECLOSURE UNDER A POWER OF SALE; (B) CCP SECTION 580A PURPORTING TO LIMIT THE AMOUNT OF A DEFICIENCY JUDGMENT WHICH MAY BE OBTAINED FOLLOWING EXERCISE OF A POWER OF SALE UNDER A DEED OF TRUST; (C) CCP SECTION 726 CONCERNING EXHAUSTION OF COLLATERAL, THE FORM OF FORECLOSURE PROCEEDINGS WITH RESPECT TO REAL PROPERTY SECURITY LOCATED IN CALIFORNIA AND OTHERWISE LIMITING THE AMOUNT OF A DEFICIENCY JUDGMENT WHICH MAY BE RECOVERED FOLLOWING COMPLETION OF JUDICIAL FORECLOSURE BY REFERENCE TO THE "FAIR VALUE" OF THE FORECLOSURE COLLATERAL; (D) ANY DUTY ON THE PART OF THE LENDER TO CONDUCT A COMMERCIALLY REASONABLE SALE UNDER UCC SECTION 9504(3) TO THE EXTENT ANY PORTION OF THE COLLATERAL FOR THE OBLIGATIONS OF THE BORROWER TO THE LENDER CONSISTS OF PERSONAL PROPERTY OR FIXTURES, INCLUDING, WITHOUT LIMITATION, THE MAKING OF ANY ELECTION UNDER UCC SECTION 9501(4) IN RESPECT OF ANY SUCH PERSONAL PROPERTY OR FIXTURES, IT BEING EXPRESSLY AGREED BY EACH BORROWER THAT THE BORROWER HAS HERETOFORE DEFAULTED AND IS PRESENTLY IN DEFAULT UPON ITS OBLIGATIONS TO THE LENDER; AND (E) ANY RIGHT TO OBJECT TO THE COMMENCEMENT BY THE LENDER OF ANY ADDITIONAL OR FURTHER ACTION TO JUDICIALLY FORECLOSE THE LIEN OF ANY MORTGAGE OR DEED OF TRUST OR ANY OTHER LIEN OR SECURITY INTEREST GRANTED BY THE BORROWER UPON ANY ITEM OF COLLATERAL OR THE FILING BY LENDER OF ANY PLEADINGS IN THE ACTION INTENDED TO CONSOLIDATE THE SUBJECT MATTER OF THE ACTION WITH

ANY CAUSE OF ACTION TO FORECLOSE ANY MORTGAGE OR DEED OF TRUST OR REALIZE UPON ALL OR ANY PART OF THE COLLATERAL.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                            CB COMMERCIAL REAL ESTATE GROUP, INC., a Delaware corporation

                            By:
                               ---------------------------------------
                            Title:
                                  ------------------------------------

                            LENDER:
                            ------

                            THE SUMITOMO BANK, LIMITED, a banking corporation organized under the laws of Japan

                            By:
                               ---------------------------------------
                            Title:
                                  ------------------------------------
                            The Euro-Dollar Lending Office of
                            THE SUMITOMO BANK, LIMITED is

                            The Sumitomo Bank--
                                  Los Angeles Branch
                             -----------------------------------------

                            The Domestic Lending Office of
                            THE SUMITOMO BANK, LIMITED is

                            The Sumitomo Bank--
                                  Los Angeles Branch
                            ------------------------------------------

                            THE SUMITOMO BANK--
                            777 South Figueroa Street, Suite 2600
                            Los Angeles, California 90017

                            ISSUING BANK:
                            ------------

                            THE SUMITOMO BANK, LIMITED, a banking corporation organized under the laws of Japan

                            By:
                               ---------------------------------------
                            Title:
                                  ------------------------------------

                            AGENT:
                            -----

                            THE SUMITOMO BANK, LIMITED, a banking corporation organized under the laws of Japan

                            By:
                               ---------------------------------------
                            Title:
                                  ------------------------------------

                                   SCHEDULES

Schedule 1.01A         -    Revolving Credit Facility A Lender Pro Rata Shares
Schedule 1.01B         -    Term Loan Lender Pro Rata Share
Schedule 1.01C         -    Excluded Subsidiaries
Schedule 1.01D         -    Westmark Guarantors
Schedule 3.01(i)       -    Recordation of Mortgages
Schedule 4.01          -    Subsidiaries and Joint Ventures
Schedule 4.02          -    Consents and Approvals
Schedule 4.06          -    Litigation
Schedule 4.08          -    Taxes
Schedule 4.11          -    Employee Benefit Plans
Schedule 4.12          -    Title to Property
Schedule 4.15          -    Licenses, Trademarks
Schedule 4.16          -    Environmental Condition
Schedule 4.17          -    Certain Restrictions
Schedule 4.18          -    Location of Assets
Schedule 5.06          -    Required Insurance
Schedule 6.01          -    Existing Liens
Schedule 6.02          -    Existing Indebtedness
Schedule 6.04          -    Existing Investments
Schedule 6.09          -    Certain Contractual Obligations
Schedule 9.05          -    Notices

                              EXHIBITS

Exhibit A              -    Domestic Mortgage Term Note
Exhibit B              -    Domestic Revolving Credit Facility A Note
Exhibit C              -    Domestic Revolving Credit Facility B Note
Exhibit D              -    Domestic Senior Term Note
Exhibit E              -    Euro-Dollar Mortgage Term Note
Exhibit F              -    Euro-Dollar Revolving Credit Facility A Note
Exhibit G              -    Euro-Dollar Revolving Credit Facility B Note
Exhibit H              -    Euro-Dollar Senior Term Note
Exhibit I              -    Notice of Borrowing
Exhibit J              -    Notice of Conversion/Continuation
Exhibit K              -    Form of Legal Opinion of Pillsbury, Madison
                            & Sutro
Exhibit L-1            -    Officer's Certificate of Borrower
Exhibit L-2            -    Officer's Certificate of Borrower re:  Amended
                            Certificate of Incorporation
Exhibit L-3            -    Officer's Certificate of Holdings re:  Amended
                            Certificate of Incorporation
